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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2005

ING GET U.S. Core Portfolio

•  Series 1

•  Series 2

•  Series 3

•  Series 4

•  Series 5

•  Series 6

•  Series 7

•  Series 8

•  Series 9

•  Series 10

•  Series 11

This report is submitted for general information to
shareholders of the ING Funds. It is not authorized for
distribution to prospective shareholders unless accompanied
or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Investment Strategy and Principal Risks	18
Shareholder Expense Examples	22
Report of Independent Registered Public Accounting Firm	24
Statements of Assets and Liabilities	25
Statements of Operations	28
Statements of Changes in Net Assets	31
Financial Highlights	35
Notes to Financial Statements	46
Portfolios of Investments	56
Tax Information	107
Trustee and Officer Information	108
Advisory Contract Approval Discussion	112

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the ING Fund’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder:

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that The ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy

President

ING Funds

January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1                   MSCI December, 2005

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, especially the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 30, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures which were, on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(7) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET U.S. CORE PORTFOLIO SERIES 1-11

PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, and 11 (“Series”) seek to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, Senior Vice President, serves as strategist for the Series and is responsible for overseeing overall Series strategy and the allocation of Series Assets between the Equity and Fixed components.

Equity Component: Omar Aguilar*, Portfolio Manager and Douglas K. Coté, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: Other than Series 11, the Series are closed to new deposits.

Performance: Listed below are the total returns for Series 1, 2, 3, 4, 5 and 6, the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(1) and the Lehman Brothers 1 -3 Year Government (“LBG 1-3”) Index(2) for the year ended December 31, 2005:

Series 1	1.58%
Series 2	0.90%
Series 3	0.79%
Series 4	1.29%
S&P 500 Index	4.91%
LBG 1-3 Index	1.73%

Total returns for the periods ended December 31, 2005 for Series 5 to 11 are detailed below, along with the S&P 500 Index, and the Lehman Brothers 1-5 Year Government (“LBG 1-5”) Index(3) (for Series 5 to 10).

Series 7-11 have less than one year of performance since the inception of their Guarantee Periods.

* Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager.

Series 5	2.67%
S&P 500 Index	4.91%
LBG 1-5 Index	1.48%
Series 6	2.68%
S&P 500 Index	4.91%
LBG 1-5 Index	1.48%
Series 7 from 03/09/05	1.95%
S&P 500 Index from 03/01/05	5.32%
LBG 1-5 Index from 03/01/05	1.92%

Series 8 from 06/08/05	1.69%
S&P 500 Index from 06/01/05	5.92%
LBG 1-5 Index from 06/01/05	0.66%

Series 9 from 09/07/05	0.00%
S&P 500 Index from 09/01/05	2.91%
LBG 1-5 Index from 09/01/05	0.13%

Series 10 from 12/06/05	(0.60)%
S&P 500 Index from 12/01/05	0.03%
LBG 1-5 Index from 12/01/05	0.45%

Series 11(4)	—

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Lehman Brothers 1-3 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3) The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(4) Since Series 11 had not entered the Guarantee Period as of December 31, 2005, performance information is not presented. The Guarantee Period for Series 11 begins March 2, 2006.

An investor cannot invest directly in an index.

Portfolio Specifics: Series performance is driven by a combination of returns on the equity component, returns on the fixed-income component and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date and the ratio of

ING GET U.S. CORE PORTFOLIO SERIES 1-11

PORTFOLIO MANAGERS’ REPORT

current assets to the underlying guarantee amount are also important. The Series’ allocation to equities and fixed income is dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Series generally buys equities (and sells fixed-income securities) when the equity market rises and sells equities (and buys fixed-income securities) as the equity market declines. The use of fixed-income reduces the Series’ ability to participate as fully in upward moving equity markets.

Asset Allocation

as of December 31, 2005

(as a percent of net assets)

	Fixed	Common	Other Assets
	Income	Stock	and Liabilities
Series 1	61.4%	38.9%	(0.3)%
Series 2	66.6%	33.5%	(0.1)%
Series 3	66.7%	33.4%	(0.1)%
Series 4	57.2%	42.9%	(0.1)%
Series 5	24.9%	75.2%	(0.1)%
Series 6	32.0%	67.7%	0.3%
Series 7	31.2%	68.9%	(0.1)%
Series 8	27.2%	72.8%	0.0%
Series 9	32.9%	67.0%	0.1%
Series 10	35.8%	64.3%	(0.1)%
Series 11*	100.2%	0.0%	(0.2)%

Portfolio holdings are subject to change daily.

* As of December 31, 2005, the Series

was in its Offering Period.

GET U.S. Core Portfolio, Series 1-4

The Series’ fixed-income component underperformed the Lehman Brothers 1-3 Year Government index. Performance was attributed to the impact of duration.

The Series’ equity component performed approximately in line with the S&P 500 Index. Positive security selection, especially in the health care, energy and consumer staples sectors added to performance. Stock selection in the telecommunication, information technology and materials sectors detracted from performance. Our overweight in Apple Computer was one of the largest positive contributors to performance, while our overweight in Dell was one of the largest detractors from performance. Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, price momentum and relative PE. Change in accruals, analyst estimate revision and change in capital expenditures to depreciation were not helpful in our stock selection process.

GET U.S. Core Portfolio, Series 5-6

The Series’ fixed-income component overperformed the Lehman Brothers 1-5 Year Government index. Performance was attributed to the impact of duration.

The Series’ equity component performed approximately in line with the S&P 500 index. Positive security selection, especially in the health care, energy and consumer staples sectors added to performance. Stock selection in the telecommunication, information technology and materials sectors detracted from performance. Our overweight in Apple Computer was one of the largest positive contributors to performance, while our overweight in Dell was one of the largest detractors from performance. Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, price momentum and relative PE. Change in accruals, analyst estimate revision and change in capital expenditures to depreciation were not helpful in our stock selection process.

GET U.S. Core Portfolio, Series 7-9

The Series’ fixed-income component underperformed the Lehman Brothers 1-5 Year Government index. Performance was attributed to the impact of duration.

The Series’ equity component underperformed the S&P 500 index. Positive security selection, especially in the health care and consumer discretionary sectors added to performance. Stock selection in the information technology and materials sectors somewhat detracted from performance. Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, price momentum and relative PE. Change in accruals, analyst estimate revisions and changes in

ING GET U.S. CORE PORTFOLIO SERIES 1-11

PORTFOLIO MANAGERS’ REPORT

capital expenditures to depreciation were not helpful in our stock selection process.

GET U.S. Core Portfolio, Series 10-11

Since ING GET U.S. Core Series 10 entered its Guarantee in December, 2005, it does not have performance information that an investor may find useful in evaluating the risks of investing in the Portfolio.

Since ING GET U.S. Core Portfolio Series 11 had entered the Guarantee Period as of December 31, 2005, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Variable Annuities’ Customer Service Desk at (800) 336-0066.

The GET U.S. Core Portfolios are invested according to a model investment portfolio. Noteworthy features of the investment performance of each Series are reported according to this model since that reflects the way in which the investment decisions are actually made. While we expect the statements to be accurate for each of the individual Series within the Portfolios, this may not always be the case due to cash flow differences from Series to Series.

Current Strategy and Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real Gross Domestic Product (“GDP”) growth is likely to decelerate during the year, however, as increases in net exports and capital spending may not fully offset a slowdown in residential investment. Falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off core Personal Consumption Expenditure (“CPI”) inflation. The risk that core inflation will rise as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

Our outlook for fixed-income securities is enthusiastic, as we expect bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit. Allocation between equities and fixed-income securities is dependent on our quantitative asset allocation model, which uses the factors mentioned above, not on a qualitative evaluation of the fixed-income bond versus the equity markets.

ING GET U.S. CORE PORTFOLIO SERIES 1

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	September 12, 2003

ING GET U.S. Core Portfolio Series 1	1.58%	3.67%
S&P 500 Index(1)	4.91%	11.57% (3)
Lehman Brothers 1-3 Year Government Index(2)	1.73%	1.70% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 1 against the S&P 500 Index and the Lehman Brothers 1-3 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-3 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)Since inception performance for the index is shown from September 1, 2003.

ING GET U.S. CORE PORTFOLIO SERIES 2

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	December 12, 2003

ING GET U.S. Core Portfolio Series 2	0.90%	2.57%
S&P 500 Index(1)	4.91%	10.20% (3)
Lehman Brothers 1-3 Year Government Index(2)	1.73%	1.63% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 2 against the S&P 500 Index and the Lehman Brothers 1-3 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-3 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)Since inception performance for the index is shown from December 1, 2003.

ING GET U.S. CORE PORTFOLIO SERIES 3

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	March 12, 2004

ING GET U.S. Core Portfolio Series 3	0.79%	1.10%
S&P 500 Index(1)	4.91%	6.72% (3)
Lehman Brothers 1-3 Year Government Index(2)	1.73%	1.11% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 3 against the S&P 500 Index and the Lehman Brothers 1-3 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-3 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)Since inception performance for the index is shown from March 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 4

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	June 11, 2004

ING GET U.S. Core Portfolio Series 4	1.29%	4.10%
S&P 500 Index(1)	4.91%	9.01% (3)
Lehman Brothers 1-3 Year Government Index(2)	1.73%	1.80% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 4 against the S&P 500 Index and the Lehman Brothers 1-3 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-3 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)Since inception performance for the index is shown from June 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 5

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	September 10, 2004

ING GET U.S. Core Portfolio Series 5	2.67%	6.30%
S&P 500 Index(1)	4.91%	11.66% (3)
Lehman Brothers 1-5 Year Government Index(2)	1.48%	1.13% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 5 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from September 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 6

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Guarantee Period
	1 Year	December 10, 2004

ING GET U.S. Core Portfolio Series 6	2.68%	3.40%
S&P 500 Index(1)	4.91%	7.80% (3)
Lehman Brothers 1-5 Year Government Index(2)	1.48%	1.68% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 6 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from December 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 7

PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

Since Inception
of Guarantee Period
March 9, 2005

ING GET U.S. Core Portfolio Series 7	1.95%
S&P 500 Index(1)	5.32% (3)
Lehman Brothers 1-5 Year Government Index(2)	1.92% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 7 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from March 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 8

PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

Since Inception
of Guarantee Period
June 8, 2005

ING GET U.S. Core Portfolio Series 8	1.69%
S&P 500 Index(1)	5.92% (3)
Lehman Brothers 1-5 Year Government Index(2)	0.66% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 8 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from June 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 9

PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

Since Inception
of Guarantee Period
September 7, 2005

ING GET U.S. Core Portfolio Series 9	0.00%
S&P 500 Index(1)	2.91% (3)
Lehman Brothers 1-5 Year Government Index(2)	0.13% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 9 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from September 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 10

PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

Since Inception
of Guarantee Period
December 6, 2005

ING GET U.S. Core Portfolio Series 10	(0.60)%
S&P 500 Index(1)	0.03% (2)
Lehman Brothers 1-5 Year Government Index(2)	0.45% (3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 10 against the S&P 500 Index and the Lehman Brothers 1-5 Year Government Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)The Lehman Brothers 1-5 Year Government Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

(3)Since inception performance for the index is shown from December 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 11

PORTFOLIO MANAGERS’ REPORT

The views expressed in this report reflect those of the Series managers, only through the end of the period as stated on the cover. The Series managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Since ING GET U.S. Core Portfolio Series 11 had not entered the Guarantee Period as of December 31, 2005, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Variable Annuities’ Customer Service Desk at (800) 336-0066.

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

The ING GET U.S. Core Portfolio Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 (“Series”) do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets will be allocated between the:

•

Equity Component, consisting of common stocks included in the Standard & Poor’s (“S&P”) 500 Index, futures contracts on the S&P 500 Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500 Index, in S&P 500 Index futures, or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Series’ investments in such securities (“Equity Component”); and the

•	Fixed Component, consisting primarily of short-to intermediate-duration U.S. Government securities (“Fixed Component”).

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. (“ING IM”), Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the “material decline” at 20%, more assets will likely be allocated to the Equity Component than if the “material decline” is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500 Index that it believes will outperform the S&P 500 Index, and underweighting (or avoiding altogether) those stocks ING IM believes will underperform the S&P 500 Index (“Enhanced Index Strategy”). Stocks ING IM believes are likely to match the performance of the S&P 500 Index are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 Index in both rising and falling markets.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500 Index, ING IM may invest the entire amount of the Equity Component’s assets in

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

S&P 500 Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Series’ investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an enhanced index strategy when it invests in S&P 500 Index futures and ETFs.

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). Although the Series invest in securities insured or guaranteed by the U.S. Government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage backed securities (including commercial mortgage backed securities) which are rated AAA or Aaa at the time of purchase by S&P or Moody’s Investors Service, Inc. (Moody’s), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody’s. The Fixed Component may also include U.S. Treasury futures and money market instruments.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contract- holder or Participant could receive only the

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current NAV which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the Public Offering Price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Annuity Charges: Contract-holders and Participants acquiring interests in the Series through separate accounts are not all subject to the same contract charges. The Series’ asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. As such, Contract-holders and Participants will incur different opportunity costs, as the Series’ Equity Component allocation will be reduced so as to preserve the Series’ assets at a level that may be higher than that needed to return to certain investors their initial separate account investment directed to the Series as of the Maturity Date, plus their (lower) contract charges.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM’s skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series’ assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Exchange Traded Funds: ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the

ING GET U.S. CORE PORTFOLIO

INVESTMENT STRATEGY AND PRINCIPAL RISKS

prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series’ realizing a lower return than expected on an investment.

SHAREHOLDER EXPENSE EXAMPLES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005, unless otherwise indicated.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value July 1,	Value	Expense	Periods Ended
ING GET U.S. Core Portfolio	2005*	December 31, 2005	Ratio	December 31, 2005**
Actual Fund Return
Series 1	$1,000.00	$1,015.80	0.96%	$4.88
Series 2	1,000.00	1,009.00	0.97	4.91
Series 3	1,000.00	1,008.90	0.97	4.91
Series 4	1,000.00	1,013.90	1.00	5.08
Series 5	1,000.00	1,026.70	1.00	5.11
Series 6	1,000.00	1,022.70	0.97	4.95
Series 7	1,000.00	1,018.50	0.97	4.94
Series 8	1,000.00	1,021.00	1.00	5.09
Series 9†	1,000.00	1,000.00	1.00	5.04
Series 10†	1,000.00	994.00	1.00	3.17
Series 11†	1,000.00	1,000.00	0.65	0.46

†

These Series had less than six months during the period. Performance for Series 9 and Series 10 used in the calculation is the return since the date each Series entered the guarantee period. Series 11 has not entered the guarantee period as of December 31, 2005.

*	Beginning account values for Series 1-9 are from July 1, 2005 and beginning account values for Series 10 and Series 11 are from September 7, 2005 and December 6, 2005, respectively.

**

Expenses indicated for each Series “Actual Fund Return” are equal to each Series’ respective annualized expense ratio, adjusted for current contractual obligations, multiplied by the average account value over the period, multiplied by 184/365 for Series 1-9, and 116/365 and 26/365 for Series 10 and 11, respectively to reflect the most recent fiscal half-year or the number of days since inception.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING GET U.S. Core Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*
Hypothetical (5% return before expenses)
Series 1	$1,000.00	$1,020.37	0.96%	$4.89
Series 2	1,000.00	1,020.32	0.97	4.94
Series 3	1,000.00	1,020.32	0.97	4.94
Series 4	1,000.00	1,020.16	1.00	5.09
Series 5	1,000.00	1,020.16	1.00	5.09
Series 6	1,000.00	1,020.32	0.97	4.94
Series 7	1,000.00	1,020.32	0.97	4.94
Series 8	1,000.00	1,020.16	1.00	5.09
Series 9	1,000.00	1,020.16	1.00	5.09
Series 10	1,000.00	1,020.16	1.00	5.09
Series 11	1,000.00	1,021.93	0.65	3.31

*

Expenses are equal to each Fund’s respective annualized expense ratio, adjusted for current contractual obligations, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of ING GET U.S. Core Portfolio — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, and 11, each a series of ING Variable Insurance Trust, as of December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING GET U.S. Core Portfolios — Series 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, and 11 as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
ASSETS:
Investments in securities at value*	$152,735,170	$122,235,227	$178,625,409	$70,320,137
Repurchase agreement	562,000	776,000	1,040,000	593,000
Cash	425	451	728	—
Receivables:
Dividends and interest	73,205	51,166	73,789	37,037
Prepaid expenses	6,500	5,066	7,794	2,859
Reimbursement due from manager	—	—	—	727
Total assets	153,377,300	123,067,910	179,747,720	70,953,760

LIABILITIES:
Payable for fund shares redeemed	353,692	35,351	126,476	18,693
Payable to affiliates	119,155	95,879	140,532	55,224
Payable to custodian due to bank overdraft	—	—	—	3,325
Payable for trustee fees	2,555	4,795	3,162	3,979
Other accrued expenses and liabilities	52,717	60,190	75,547	50,702
Total liabilities	528,119	196,215	345,717	131,923
NET ASSETS	$152,849,181	$122,871,695	$179,402,003	$70,821,837

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$147,026,487	$120,312,916	$180,205,626	$66,837,470
Undistributed net investment income	3,351,336	2,986,409	3,866,838	1,719,925
Accumulated net realized gain (loss) on investments	1,449,030	127,673	(2,178,613)	576,129
Net unrealized appreciation (depreciation) on investments	1,022,328	(555,303)	(2,491,848)	1,688,313
NET ASSETS	$152,849,181	$122,871,695	$179,402,003	$70,821,837

* Cost of investments in securities	$151,712,842	$122,790,529	$181,117,257	$68,631,824

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$ 0.001	$ 0.001	$ 0.001	$ 0.001
Shares outstanding	15,149,404	12,274,031	17,950,624	6,797,075
Net asset value and redemption price per share	10.09	10.01	9.99	10.42

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
ASSETS:
Investments in securities at value*	$46,273,507	$118,994,710	$89,815,643	$51,489,008
Repurchase agreement	469,000	594,000	804,000	497,000
Cash	60	537	594	—
Receivables:
Investment securities sold	—	6,107,267	—	—
Dividends and interest	43,303	107,198	76,255	46,693
Prepaid expenses	1,082	4,065	4,882	7,423
Reimbursement due from manager	—	—	—	3,293
Total assets	46,786,952	125,807,777	90,701,374	52,043,417

LIABILITIES:
Payable for investment securities purchased	—	5,752,951	—	—
Payable for fund shares redeemed	2,776	14,139	28,598	10,633
Payable to affiliates	41,105	94,156	70,970	40,693
Payable to custodian due to bank overdraft	—	—	—	3,460
Payable for trustee fees	3,324	2,062	1,211	2,510
Other accrued expenses and liabilities	49,881	54,468	28,499	25,695
Total liabilities	97,086	5,917,776	129,278	82,991
NET ASSETS	$46,689,866	$119,890,001	$90,572,096	$51,960,426

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$43,392,655	$115,190,675	$88,557,230	$50,725,442
Undistributed net investment income	767,995	2,436,888	1,731,337	808,725
Accumulated net realized gain (loss) on investments	921,027	(517,091)	(1,415,294)	(263,530)
Net unrealized appreciation on investments	1,608,189	2,779,529	1,698,823	689,789
NET ASSETS	$46,689,866	$119,890,001	$90,572,096	$51,960,426

* Cost of investments in securities	$44,665,318	$116,215,181	$88,116,820	$50,799,219

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$ 0.001	$ 0.001	$ 0.001	$ 0.001
Shares outstanding	4,423,468	11,586,327	8,851,376	5,078,325
Net asset value and redemption price per share	10.56	10.35	10.23	10.23

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
ASSETS:
Investments in securities at value*	$41,153,144	$36,827,180	$—
Short-term investments**	—	—	20,654,443
Repurchase agreement	399,000	328,000	5,239,000
Cash	4,200	751	596
Receivables:
Investment securities sold	1,857,819	1,683,517	—
Dividends and interest	36,123	27,025	1,231
Prepaid expenses	10,928	14,174	—
Reimbursement due from manager	13,546	4,696	—
Total assets	43,474,760	38,885,343	25,895,270

LIABILITIES:
Payable for investment securities purchased	1,840,267	1,670,052	—
Payable for fund shares redeemed	2,489	32,209	45,290
Payable to affiliates	32,476	25,950	6,849
Payable for trustee fees	1,355	557	99
Other accrued expenses and liabilities	16,241	19,360	1,073
Total liabilities	1,892,828	1,748,128	53,311
NET ASSETS	$41,581,932	$37,137,215	$25,841,959

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$41,416,967	$37,165,766	$25,792,641
Undistributed net investment income	468,738	232,953	52,121
Accumulated net realized loss on investments	(360,202)	(9,758)	—
Net unrealized appreciation (depreciation) on investments	56,429	(251,746)	(2,803)
NET ASSETS	$41,581,932	$37,137,215	$25,841,959

* Cost of investments in securities	$41,096,715	$37,078,926	—
** Cost of short-term investments	—	—	$20,657,246

Shares authorized	unlimited	unlimited	unlimited
Par value	$ 0.001	$ 0.001	$ 0.001
Shares outstanding	4,132,779	3,706,053	2,577,876
Net asset value and redemption price per share	10.06	10.02	10.02

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

STATEMENTS OF OPERATIONS

	ING GET U.S. Core Portfolio
	Series 1	Series 2	Series 3	Series 4
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005
INVESTMENT INCOME:
Dividends	$ 1,151,177	$807,399	$ 1,240,615	$550,269
Interest	3,885,275	3,555,300	4,706,269	1,961,284
Total investment income	5,036,452	4,362,699	5,946,884	2,511,553

EXPENSES:
Investment management fees	1,043,551	847,341	1,277,583	471,720
Distribution and service fees	434,811	353,057	532,324	196,549
Transfer agent fees	255	208	208	254
Administrative service fees	95,656	77,670	117,108	43,239
Shareholder reporting expense	18,616	11,740	19,744	15,775
Registration fees	9,123	6,830	10,831	3,886
Professional fees	30,035	27,104	48,203	17,602
Custody and accounting expense	28,490	26,424	32,550	19,385
Trustee fees	5,925	7,300	12,332	5,610
Offering and organization costs	—	—	2,876	6,739
Miscellaneous expense	10,182	12,188	16,317	9,017
Total expenses	1,676,644	1,369,862	2,070,076	789,776
Net waived and reimbursed fees	—	—	—	(3,050)
Net expenses	1,676,644	1,369,862	2,070,076	786,726
Net investment income	3,359,808	2,992,837	3,876,808	1,724,827

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,528,457	1,405,831	699,156	936,858
Net change in unrealized appreciation or depreciation on investments	(3,449,019)	(3,380,295)	(3,335,391)	(1,797,857)
Net realized and unrealized loss on investments	(920,562)	(1,974,464)	(2,636,235)	(860,999)
Increase in net assets resulting from operations	$ 2,439,246	$ 1,018,373	$ 1,240,573	$863,828

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
				March 9,
	Year Ended	Year Ended	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005
INVESTMENT INCOME:
Dividends	$627,218	$1,575,091	$888,266	$377,692
Interest	644,680	2,206,570	1,696,406	778,433
Total investment income	1,271,898	3,781,661	2,584,672	1,156,125
EXPENSES:
Investment management fees	297,157	826,833	525,276	214,183
Distribution and service fees	123,815	344,512	235,438	103,832
Transfer agent fees	118	150	135	827
Administrative service fees	27,238	75,790	51,795	22,842
Shareholder reporting expense	9,951	16,397	12,909	8,322
Registration fees	3,218	5,971	3,536	—
Professional fees	15,510	25,255	16,539	11,022
Custody and accounting expense	21,359	22,955	24,142	16,750
Trustee fees	3,827	3,123	2,378	3,314
Offering and organization costs	10,356	14,096	12,248	8,508
Miscellaneous expense	6,082	5,689	3,034	1,452
Total expenses	518,631	1,340,771	887,430	391,052
Net waived and reimbursed fees	(19,358)	—	—	(10,514)
Net expenses	499,273	1,340,771	887,430	380,538
Net investment income	772,625	2,440,890	1,697,242	775,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,258,732	(434,138)	(1,420,226)	(265,581)
Net change in unrealized appreciation on investments	(803,911)	1,450,130	1,699,628	689,789
Net realized and unrealized gain on investments	454,821	1,015,992	279,402	424,208
Increase in net assets resulting from operations	$1,227,446	$3,456,882	$ 1,976,644	$1,199,795

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
	June 8, 2005(1) to December 31, 2005	September 7, 2005(1) to December 31, 2005	December 6, 2005(1) to December 31, 2005

INVESTMENT INCOME:
Dividends	$156,476	$29,334	$—
Interest	474,051	249,034	56,810
Total investment income	630,527	278,368	56,810
EXPENSES:
Investment management fees	98,331	28,862	3,085
Distribution and service fees	50,699	19,548	3,085
Transfer agent fees	420	156	25
Administrative service fees	11,154	4,301	679
Shareholder reporting expense	7,562	3,243	247
Professional fees	8,518	3,285	518
Custody and accounting expense	11,134	3,114	185
Trustee fees	1,622	626	99
Offering and organization costs	4,768	1,069	—
Miscellaneous expense	1,689	654	98
Total expenses	195,897	64,858	8,021
Net waived and reimbursed fees	(17,040)	(4,696)	—
Net expenses	178,857	60,162	8,021
Net investment income	451,670	218,206	48,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(361,023)	(10,007)	—
Net change in unrealized appreciation or depreciation on investments	56,429	(251,746)	(2,803)
Net realized and unrealized loss on investments	(304,594)	(261,753)	(2,803)
Increase (decrease) in net assets resulting from operations	$147,076	$(43,547)	$45,986

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio
	Series 1		Series 2		Series 3
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$3,359,808	$4,258,929	$2,992,837	$3,867,361	$3,876,808	$4,259,055
Net realized gain (loss) on investments	2,528,457	5,946,519	1,405,831	1,867,985	699,156	(2,610,022)
Net change in unrealized appreciation or depreciation on investments	(3,449,019)	(2,815,102)	(3,380,295)	1,365,249	(3,335,391)	842,278
Net increase in net assets resulting from operations	2,439,246	7,390,346	1,018,373	7,100,595	1,240,573	2,491,311

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,271,340)	(1,516,468)	(3,870,049)	(183,294)	(4,295,810)	(2,858)
Net realized gains	(6,907,366)	(239,552)	(3,152,872)	(1,729)	(279,112)	—
Total distributions	(11,178,706)	(1,756,020)	(7,022,921)	(185,023)	(4,574,922)	(2,858)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	—	—	—	305,186,617
Dividends reinvested	11,178,706	1,756,020	7,022,920	185,023	4,574,923	2,858
	11,178,706	1,756,020	7,022,920	185,023	4,574,923	305,189,475
Cost of shares redeemed	(50,317,415)	(61,196,977)	(38,281,783)	(69,968,019)	(75,673,093)	(64,573,296)
Net increase (decrease) in net assets resulting from capital share transactions	(39,138,709)	(59,440,957)	(31,258,863)	(69,782,996)	(71,098,170)	240,616,179
Net increase (decrease) in net assets	(47,878,169)	(53,806,631)	(37,263,411)	(62,867,424)	(74,432,519)	243,104,632

NET ASSETS:
Beginning of year	200,727,350	254,533,981	160,135,106	223,002,530	253,834,522	10,729,890
End of year	$152,849,181	$200,727,350	$122,871,695	$160,135,106	$179,402,003	$253,834,522
Undistributed net investment income at end of year	$3,351,336	$4,269,543	$2,986,409	$3,868,756	$3,866,838	$4,294,156

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Series Portfolio
	Series 4		Series 5		Series 6
	Year Ended December 31, 2005	March 12, 2004(1) to December 31, 2004	Year Ended December 31, 2005	June 11, 2004(1) to December 31, 2004	Year Ended December 31, 2005	September 10, 2004(1) to December 31, 2004
FROM OPERATIONS:
Net investment income	$1,724,827	$1,296,412	$772,625	$483,715	$2,440,890	$454,708
Net realized gain (loss) on investments	936,858	39,550	1,258,732	489,831	(434,138)	(79,750)
Net change in unrealized appreciation or depreciation on investments	(1,797,857)	3,486,170	(803,911)	2,412,100	1,450,130	1,329,399
Net increase in net assets resulting from operations	863,828	4,822,132	1,227,446	3,385,646	3,456,882	1,704,357

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,309,436)	—	(489,055)	—	(531,329)	—
Net realized gains	(404,265)	—	(831,625)	—	(12,199)	—
Total distributions	(1,713,701)	—	(1,320,680)	—	(543,528)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	100,232,726	—	66,188,972	—	186,287,563
Dividends reinvested	1,713,701	—	1,320,680	—	543,528	—
	1,713,701	100,232,726	1,320,680	66,188,972	543,528	186,287,563
Cost of shares redeemed	(20,338,724)	(14,758,125)	(9,459,845)	(14,652,353)	(43,044,580)	(28,514,221)
Net increase (decrease) in net assets resulting from capital share transactions	(18,625,023)	85,474,601	(8,139,165)	51,536,619	(42,501,052)	157,773,342
Net increase (decrease) in net assets	(19,474,896)	90,296,733	(8,232,399)	54,922,265	(39,587,698)	159,477,699

NET ASSETS:
Beginning of period	90,296,733	—	54,922,265	—	159,477,699	—
End of period	$70,821,837	$90,296,733	$46,689,866	$54,922,265	$119,890,001	$159,477,699
Undistributed net investment income at end of period	$1,719,925	$1,308,038	$767,995	$488,119	$2,436,888	$530,529

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Series Portfolio
	Series 7		Series 8	Series 9
		December 10,	March 9,	June 8,
	Year Ended	2004(1) to	2005(1) to	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2005
FROM OPERATIONS:
Net investment income	$1,697,242	$53,133	$775,587	$451,670
Net realized loss on investments	(1,420,226)	(450)	(265,581)	(361,023)
Net change in unrealized appreciation or depreciation on investments	1,699,628	(805)	689,789	56,429
Net increase in net assets resulting from operations	1,976,644	51,878	1,199,795	147,076

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	(62,205)	—	—	—
Total distributions	(62,205)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,698,595	71,430,927	72,292,993	52,420,659
Dividends reinvested	62,205	—	—	—
	59,760,800	71,430,927	72,292,993	52,420,659
Cost of shares redeemed	(33,625,473)	(8,960,475)	(21,532,362)	(10,985,803)
Net increase in net assets resulting from capital	26,135,327	62,470,452	50,760,631	41,434,856
Net increase in net assets	28,049,766	62,522,330	51,960,426	41,581,932

NET ASSETS:
Beginning of period	62,522,330	—	—	—
End of period	$90,572,096	$62,522,330	$51,960,426	$41,581,932
Undistributed net investment income at end of period	$1,731,337	$60,986	$808,725	$468,738

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Series 10	Series 11
	September 7, 2005(1) to December 31, 2005	December 6, 2005(1) to December 31, 2005
FROM OPERATIONS:
Net investment income	$218,206	$48,789
Net realized loss on investments	(10,007)	—
Net change in unrealized depreciation on investments	(251,746)	(2,803)
Net increase (decrease) in net assets resulting from operations	(43,547)	45,986

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,397,221	28,456,634
Cost of shares redeemed	(4,216,459)	(2,660,661)
Net increase in net assets resulting from capital share transactions	37,180,762	25,795,973
Net increase in net assets	37,137,215	25,841,959

NET ASSETS:
Beginning of period	—	—
End of period	$37,137,215	$25,841,959
Undistributed net investment income at end of period	$232,953	$52,121

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 1

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

				June 13,
	Year Ended			2003(1) to
	December 31,			December 31,
	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.62		10.35	10.00

Income (loss) from investment operations:
Net investment income	$0.20	*	0.24	0.06
Net realized and unrealized gain (loss) on investments	$(0.04)		0.11	0.29
Total from investment operations	$0.16		0.35	0.35

Less distributions from:
Net investment income	$0.26		0.07	—
Net realized gain on investments	$0.43		0.01	—
Total distributions	$0.69		0.08	—
Net asset value, end of period	$10.09		10.62	10.35

Total Return(2)%	1.58		3.45	3.40 **

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$152,849		200,727	254,534

Ratio of expenses to average net assets:
Expenses(3)%	0.96		0.97	0.99
Net investment income(3)%	1.93		1.92	1.81
Portfolio turnover rate %	49		79	29

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

** Total return calculation began on September 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 3.50%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 2

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

				September 12,
	Year Ended			2003(1) to
	December 31,			December 31,
	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.44		10.08	10.00
Income (loss) from investment operations:
Net investment income	$0.22	*	0.25	0.01
Net realized and unrealized gain (loss) on investments	$(0.13)		0.12	0.07
Total from investment operations	$0.09		0.37	0.08

Less distributions from:
Net investment income	$0.29		0.01	—
Net realized gains on investments	$0.23
Total distributions	$0.52		0.01	—
Net asset value, end of period	$10.01		10.44	10.08

Total Return(2)%	0.90		3.68	0.70 **

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$122,872		160,135	223,003

Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment (3)(4)%	0.97		0.97	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.97		0.97	1.06
Net investment income after expense reimbursement/recoupment(3)(4)%	2.12		2.10	1.16
Portfolio turnover rate %	51		56	—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

** Total return calculation began on December 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 0.80%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

					December 12,
	Year Ended				2003(1) to
	December 31,				December 31,
	2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.13		10.01		10.00

Income (loss) from investment operations:
Net investment income	$0.18	*	0.17		0.01
Net realized and unrealized gain (loss) on investments	$(0.11)		(0.05)		0.00 **
Total from investment operations	$0.07		0.12		0.01

Less distributions from: $
Net investment income	$0.20		—		—
Net realized gains on investments	$0.01		—		—
Total distributions	$0.21		—		—
Net asset value, end of period	$9.99		10.13		10.01

Total Return(2)%	0.79		1.20	††	— †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$179,402		253,835		10,730

Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment (3)(4)%	0.97		0.93		0.65
Gross expenses prior to expense reimbursement/recoupment(3)%	0.97		0.93		4.31
Net investment income after expense reimbursement/recoupment(3)(4)%	1.82		1.81		0.46
Portfolio turnover rate %	65		65		—

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount represents less than $0.005 per share.

†   As of December 31, 2003, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 12, 2004). Total return from commencement of operations was 0.10%.

††   Total return calculation began on March 12, 2004, the first day of the Guarantee Period. Total return for the year ended December 31, 2004 was also 1.20%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		March 12,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.52	10.00

Income from investment operations:
Net investment income	$0.23 *	0.15
Net realized and unrealized gain (loss) on investments	$(0.09)	0.37
Total from investment operations	$0.14	0.52

Less distributions from:
Net investment income	$0.18	—
Net realized gains on investments	$0.06	—
Total distributions	$0.24	—
Net asset value, end of period	$10.42	10.52

Total Return(2)%	1.29	5.09 **

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,822	90,297

Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment (3)(4)%	1.00	0.98
Gross expenses prior to expense reimbursement/recoupment(3)%	1.00	0.98
Net investment income(3)(4)%	2.19	2.36
Portfolio turnover rate %	41	48

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

** Total return calculation began on June 11, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.20%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		June 11,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	10.00

Income from investment operations:
Net investment income	$0.16 *	0.09
Net realized and unrealized gain on investments	$0.12	0.48
Total from investment operations	$0.28	0.57

Less distributions from:
Net investment income	$0.11	—
Net realized gain on investments	$0.18	—
Total distributions	$0.29	—
Net asset value, end of period	$10.56	10.57

Total Return(2)%	2.67	5.49 **

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$46,690	54,922

Ratio of expenses to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	0.98
Gross expenses prior to expense reimbursement(3)%	1.05	1.04
Net investment income after expense reimbursement (3)(4)%	1.57	2.33
Portfolio turnover rate %	111	71

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

** Total return calculation began on September 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 5.70%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		September 10,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.00

Income from investment operations:
Net investment income	$0.18	0.03
Net realized and unrealized gain on investments	$0.09	0.09
Total from investment operations	$0.27	0.12

Less distributions from:
Net investment income	$0.04	—
Net realized gain on investments	$0.00 **	—
Total distributions	$0.04	—
Net asset value, end of period	$10.35	10.12

Total Return(2)%	2.68	0.90 *

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$119,890	159,478

Ratio of expenses to average net assets:
Expenses(3)%	0.97	0.77
Net investment income(3)%	1.77	1.36
Portfolio turnover rate %	81	6

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Total return calculation began on December 10, 2004, the first day of the Guarantee Period. Total return from commencement of operations was 1.20%.

** Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		December 10,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.01	10.00

Income from investment operations:
Net investment income	$0.19 *	0.01
Net realized and unrealized gain on investments	$0.04	0.00 **
Total from investment operations	$0.23	0.01

Less distributions from:
Net investment income	$0.01	—
Total distributions	$0.01	—
Net asset value, end of period	$10.23	10.01

Total Return(2): %	1.95 ††	— †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$90,572	62,522

Ratio of expenses to average net assets:
Net expenses prior to expense reimbursement(3)(4)%	0.94	0.65
Gross expense prior to expense reimbursement(3)%	0.94	0.65
Net investment income(3)(4)%	1.80	1.85
Portfolio turnover rate %	126	—

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   As of December 31, 2004, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 9, 2005). Total return from commencement of operations was 0.10%.

††   Total return calculation began on March 9, 2005, the first day of the Guarantee Period. Total return for the year ended December 31, 2005, was 2.26%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

March 9
2005(1) to
December 31,
2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	$0.15 *
Net realized and unrealized loss on investments	$0.08
Total from investment operations	$0.23
Net asset value, end of period	$10.23

Total Return(2)%	1.69 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$51,960

Ratio of expenses to average net assets:
Net expenses prior to expense reimbursement(3)(4)%	0.91
Gross expense prior to expense reimbursement(3)%	0.94
Net investment income(3)(4)%	1.87
Portfolio turnover rate %	131

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Total return calculation began on June 8, 2005, the first day of the Guarantee Period. Total return from commencement of operations was 2.30%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

June 8,
2005(1) to
December 31,
2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	$0.13 *
Net realized and unrealized (loss) on investments	$(0.07)
Total from investment operations	$0.06
Net asset value, end of period	$10.06

Total Return(2)%	0.00 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,582

Ratio of expenses to average net assets:
Net expenses prior to expense reimbursement(3)(4)%	0.87
Gross expense prior to expense reimbursement(3)(4)%	0.96
Net investment income(3)%	2.21
Portfolio turnover rate %	188

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Total return calculation began on September 7, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.60%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

September 7,
2005(1) to
December 31,
2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	$0.09 *
Net realized and unrealized loss on investments	$(0.07)
Total from investment operations	$0.02
Net asset value, end of period	$10.02

Total Return(2)%	(0.60)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,137

Ratio of expenses to average net assets:
Net expenses prior to expense reimbursement(3)(4)%	0.76
Gross expense prior to expense reimbursement(3)(4)%	0.82
Net investment income(3)%	2.77
Portfolio turnover rate %	80

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Total return calculation began December 06, 2005 the first day of the Guarantee Period. Total return from commencement of operations was 0.20%.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

December 6,
2005(1) to
December 31,
2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	$0.03 *
Net realized and unrealized (loss) on investments	$(0.01)
Total from investment operations	$0.02
Net asset value, end of period	$10.02

Total Return(2)%	— †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,842

Ratio of expenses to average net assets:
Expenses(3)%	0.65
Net investment income(3)%	3.95
Portfolio turnover rate %	—

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   As of December 31, 2005, the Portfolio was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (March 2, 2006). Total return from commencement of operations was 0.20%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. There are thirteen separate investment Series which comprise the Trust. The eleven that are in this report are as follows: ING GET U.S. Core Portfolio Series 1 (“Series 1”), ING GET U.S. Core Portfolio Series 2 (“Series 2”), ING GET U.S. Core Portfolio Series 3 (“Series 3”), ING GET U.S. Core Portfolio Series 4 (“Series 4”), ING GET U.S. Core Portfolio Series 5 (“Series 5”), ING GET U.S. Core Portfolio Series 6 (“Series 6”), ING GET U.S. Core Portfolio Series 7 (“Series 7”), ING GET U.S. Core Portfolio Series 8 (“Series 8”), ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”) and ING GET U.S. Core Portfolio Series 11 (“Series 11”) each a “Series” and collectively “the Series”.

Each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges (the “Guarantee”). The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information relates to the GET U.S. Core Portfolio.

	Offering	Guarantee	Maturity
	Period	Period	Date
Series 1*	06/13/03 – 09/11/03	09/12/03 – 09/12/08	09/12/08
Series 2*	09/12/03 – 12/11/03	12/12/03 – 12/12/08	12/12/08
Series 3*	12/12/03 – 03/11/04	03/12/04 – 03/13/09	03/13/09
Series 4*	03/12/04 – 06/10/04	06/11/04 – 06/12/09	06/12/09
Series 5*	06/11/04 – 09/09/04	09/10/04 – 09/09/11	09/09/11
Series 6*	09/10/04 – 12/09/04	12/10/04 – 12/09/11	12/09/11
Series 7*	12/10/04 – 03/08/05	03/09/05 – 03/08/12	03/08/12
Series 8*	03/09/05 – 06/07/05	06/08/05 – 06/07/12	06/07/12
Series 9*	06/08/05 – 09/06/05	09/07/05 – 09/06/12	09/06/12
Series 10*	09/07/05 – 12/05/05	12/06/05 – 12/05/12	12/05/12
Series 11	12/06/05 – 03/01/06	03/02/06 – 02/28/13	02/28/13

*  Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2005, separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Series’ Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Series’ NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.             Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Forward Foreign Currency Contracts. The Series may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Series agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Series’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At June 30, 2005, the Series did not have any open forward foreign currency contracts.

E.              Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Series has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Series in the event the Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series’ custodian sufficient to cover the purchase price.

J.                Organization Expenses and Offering Costs. Costs incurred with the organization of the Series were expensed as incurred. Costs incurred with the offering of shares of the Series are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

NOTE 3 — INVESTMENT TRANSACTIONS

For the periods ended December 31, 2005, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. Government securities, were as follows:

	Purchases	Sales
Series 1	$ 47,370,962	$ 63,192,514
Series 2	36,423,664	51,305,464
Series 3	59,327,377	93,092,266
Series 4	23,811,839	32,657,815
Series 5	35,478,410	41,494,220
Series 6	73,081,442	104,049,850
Series 7	135,736,764	63,474,813
Series 8	59,228,202	22,670,532
Series 9	41,449,650	13,746,980
Series 10	29,381,263	2,259,967

U.S. Government securities not included above were as follows:

	Purchases	Sales
Series 1	$37,066,747	$ 71,247,199
Series 2	35,899,631	59,440,710
Series 3	77,942,968	119,533,758
Series 4	8,532,807	20,435,493
Series 5	19,464,079	22,806,601
Series 6	37,705,999	49,589,288
Series 7	49,800,031	33,891,052
Series 8	29,982,750	15,930,496
Series 9	24,311,963	10,783,847
Series 10	9,934,587	—

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each of the Series has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Investment Manager has engaged ING Investment Management Co. (“ING IM”), to serve as Sub-Adviser to the Series. ING IM is responsible for managing the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

assets of each Series in accordance with its investment objective and policies, subject to oversight by the Investment Manager.

ING Funds Services, LLC (the “Administrator”) acts as the administrator and provides certain administrative and shareholder services necessary for each Series’, operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

The Investment Manager, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 5 — DISTRIBUTION FEES

The Series has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby ING Funds Distributor, LLC (the “Distributor”) is compensated by the Series for expenses incurred in the distribution of each Series’ share (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2005, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued		Accrued
	Investment	Accrued	Administrative
	Management	Distribution	Service
	Fee	Fee	Fee	Total
Series 1	$78,998	$32,916	$7,241	$119,155
Series 2	63,566	26,486	5,827	95,879
Series 3	93,171	38,821	8,540	140,532
Series 4	36,613	15,255	3,356	55,224
Series 5	28,853	10,043	2,209	41,105
Series 6	62,424	26,010	5,722	94,156
Series 7	47,052	19,605	4,313	70,970
Series 8	26,979	11,241	2,473	40,693
Series 9	21,531	8,971	1,974	32,476
Series 10	16,807	7,494	1,649	25,950
Series 11	3,085	3,085	679	6,849

The Series have adopted a Retirement Policy covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

At December 31, 2005, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 1 (7.50%); Series 2 (9.34%); Series 3 (43.67%); Series 4 (8.28%); Series 5 (9.85%); Series 6 (61.38%); Series 7 (47.74%); Series 8 (62.16%); Series 9 (56.05%); Series 10 (58.76%); and Series 11 (94.27%).

ING USA Annuity and Life Insurance Company — Series 1 (46.41%); Series 2 (33.39%); Series 3 (53.21%); Series 4 (85.53%); Series 5 (79.40%); Series 6 (35.23%); Series 7 (40.66%); and Series 8 (29.18%); Series 9 (39.68%); Series 10 (33.65%); and Series 11 (5.73%).

ReliaStar Life Insurance Company of New York — Series 4 (6.19%); Series 5 (10.75%); Series 7 (7.25%); and Series 8 (5.67%); and Series 10 (7.59%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2005, the Series had the following payables included in Other Accrued Expenses and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

			Payable for	Payable for
	Payable for	Payable for	Shareholder	Organization
	Custody	Professional	Reporting	and Offering
	Fees	Fees	Expense	Expenses
Series 2	$ —	$20,351	$ 9,824	$18,559
Series 3	—	38,816	—	—
Series 4	7,078	9,421	13,359	17,224
Series 5	7,199	10,166	9,827	20,624
Series 7	10,335	7,571	7,012	—
Series 8	7,054	7,273	—	5,700

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written Expense Limitation Agreement with the Series whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Manager may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Manager are reflected in the Statements of Assets and Liabilities for each Series.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

	December 31,
	2007	2008	Total
Series 4	—	$ 3,050	$ 3,050
Series 5	$11,151	23,063	34,215
Series 8	—	10,514	10,514
Series 9	—	17,040	17,040
Series 10	—	4,696	4,696

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Series 1		Series 2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
(Number of Shares)
Dividends reinvested	1,125,751	170,984	708,670	18,283
Shares redeemed	(4,882,692)	(5,852,708)	(3,771,795)	(6,806,971)
Net decrease in shares outstanding	(3,756,941)	(5,681,724)	(3,063,125)	(6,788,688)
($)
Dividends reinvested	$ 11,178,706	$ 1,756,020	$ 7,022,921	$ 185,023
Shares redeemed	(50,317,415)	(61,196,977)	(38,281,784)	(69,968,019)
Net decrease	$(39,138,709)	$(59,440,957)	$(31,258,863)	$(69,782,996)

	Series 3		Series 4
				March 12,
	Year Ended	Year Ended	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
(Number of Shares)
Shares sold	—	30,491,531	—	10,014,125
Dividends reinvested	462,581	292	166,865	—
Shares redeemed	(7,567,728)	(6,508,502)	(1,951,788)	(1,432,127)
Net increase (decrease) in shares outstanding	(7,105,147)	23,983,321	(1,784,923)	8,581,998
($)
Shares sold	$ —	$305,186,617	$ —	$100,232,726
Dividends reinvested	4,574,922	2,858	1,713,701	—
Shares redeemed	(75,673,092)	(64,573,296)	(20,338,724)	(14,758,125)
Net increase (decrease)	$(71,098,170)	$240,616,179	$(18,625,023)	$ 85,474,601

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Series 5		Series 6
		June 11,		September 10,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
(Number of Shares)
Shares sold	—	6,607,446	—	18,610,172
Dividends Reinvested	128,471	—	53,761	—
Shares redeemed	(901,373)	(1,411,076)	(4,230,206)	(2,847,400)
Net increase (decrease) in shares outstanding	(772,902)	5,196,370	(4,176,445)	15,762,772
($)
Shares sold	$ —	$66,188,972	$ —	$186,287,563
Dividends Reinvested	1,320,680	—	543,528	—
Shares redeemed	(9,459,845)	(14,652,353)	(43,044,580)	(28,514,221)
Net increase (decrease)	$(8,139,165)	$51,536,619	$(42,501,052)	$157,773,342

	Series 7		Series 8	Series 9
		December 10,	March 9,	June 8,
	Year Ended	2004(1) to	2005(1) to	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2005
(Number of Shares)
Shares sold	5,946,571	7,142,247	7,216,428	5,230,738
Dividends Reinvested	6,202	—	—	—
Shares redeemed	(3,347,990)	(895,654)	(2,138,103)	(1,097,959)
Net increase in shares outstanding	2,604,783	6,246,593	5,078,325	4,132,779
($)
Shares sold	$ 59,698,595	$71,430,927	$ 72,292,993	$ 52,420,659
Dividends Reinvested	62,205	—	—	—
Shares redeemed	(33,625,473)	(8,960,475)	(21,532,362)	(10,985,803)
Net increase	$ 26,135,327	$62,470,452	$ 50,760,631	$ 41,434,856

(1)  Commencement of operations.

	Series 10	Series 11
	September 7,	December 6,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005
(Number of Shares)
Shares sold	4,125,942	2,843,614
Shares redeemed	(419,889)	(265,738)
Net increase in shares outstanding	3,706,053	2,577,876
($)
Shares sold	$41,397,221	$28,456,634
Shares redeemed	(4,216,459)	(2,660,661)
Net increase	$37,180,762	$25,795,973

(1)  Commencement of operations.

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Series did not utilize the line of credit during the year ended December 31, 2005.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains/(Losses)
Series 1	$—	$(6,675)	$6,675
Series 2	—	(5,135)	5,135
Series 3	—	(8,316)	8,316
Series 4	—	(3,504)	3,504
Series 5	—	(3,694)	3,694
Series 6	(5,698)	(3,202)	8,900
Series 7	(40,696)	35,314	5,382
Series 8	(35,189)	33,138	2,051
Series 9	(17,889)	17,068	821
Series 10	(14,996)	14,747	249
Series 11	(3,332)	3,332	—

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Series 1	$10,588,041	$590,665	$1,751,854	$4,166
Series 2	6,918,727	104,194	183,294	1,729
Series 3	4,572,823	2,099	2,858	—
Series 4	1,712,963	738	—	—
Series 5	1,319,753	927	—	—
Series 6	542,173	1,355	—	—
Series 7	62,205	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed	Undistributed	Unrealized	Post-October	Capital
	Ordinary	Long Term	Appreciation/	Capital Losses	Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates
Series 1	$4,305,704	$1,613,442	$ (96,452)	$ —	$ —	—
Series 2	3,952,970	39,434	(1,397,719)	(35,905)	—	—
Series 3	3,945,402	—	(4,192,566)	(556,459)	—	—
Series 4	2,710,488	127,144	1,146,735	—	—	—
Series 5	2,064,424	311,806	920,981	—	—	—
Series 6	2,786,784	351,441	1,561,101	—	—	—
Series 7	1,731,286	—	719,176	(113,676)	(450)	2012
					(321,470)	2013
					$(321,920)
Series 8	979,935	972	392,090	(138,013)	—	—
Series 9	468,722	—	(260,105)	(25,856)	(17,796)	2013
Series 10	255,257	249	(284,057)	—	—	—
Series 11	52,121	—	(2,803)	—	—	—

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 1

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 38.9%
		Advertising: 0.1%
1,200	@	Interpublic Group of Cos., Inc.	$11,580
1,000		Omnicom Group	85,130
			96,710
		Aerospace/ Defense: 0.9%
5,550		Boeing Co.	389,832
1,350		General Dynamics Corp.	153,967
550		Goodrich Corp.	22,605
550		L-3 Communications Holdings, Inc.	40,892
3,210		Lockheed Martin Corp.	204,252
1,843		Northrop Grumman Corp.	110,782
3,115		Raytheon Co.	125,067
1,450		Rockwell Collins, Inc.	67,381
5,400		United Technologies Corp.	301,914
			1,416,692
		Agriculture: 0.8%
10,500		Altria Group, Inc.	784,560
5,970		Archer-Daniels-Midland Co.	147,220
1,490		Monsanto Co.	115,519
640		Reynolds America, Inc.	61,011
800		UST, Inc.	32,664
			1,140,974
		Airlines: 0.0%
3,600		Southwest Airlines Co.	59,148
			59,148
		Apparel: 0.2%
3,400	@	Coach, Inc.	113,356
1,000		Jones Apparel Group, Inc.	30,720
900		Liz Claiborne, Inc.	32,238
1,320		Nike, Inc.	114,562
400		Reebok International Ltd.	23,292
820		VF Corp.	45,378
			359,546
		Auto Manufacturers: 0.1%
13,600		Ford Motor Co.	104,992
400	@	Navistar International Corp.	11,448
			116,440
		Auto Parts & Equipment: 0.1%
1,300	@	Goodyear Tire & Rubber Co.	22,594
1,100		Johnson Controls, Inc.	80,201
			102,795
		Banks: 2.6%
1,700		AmSouth Bancorp.	44,557
27,414		Bank of America Corp.	1,265,156
4,200		Bank of New York	133,770
3,760		BB&T Corp.	157,581
900		Comerica, Inc.	51,084
550		Compass Bancshares, Inc.	26,559
500		First Horizon National Corp.	19,220
1,250		Huntington Bancshares, Inc.	29,687
2,050		Keycorp	67,506
450		M&T Bank Corp.	49,072
1,200		Marshall & Ilsley Corp.	51,648
2,200		Mellon Financial Corp.	75,350
2,960		National City Corp.	99,367
1,000		Northern Trust Corp.	51,820
2,000		PNC Financial Services Group, Inc.	123,660
2,400		Regions Financial Corp.	81,984
1,600		State Street Corp.	88,704
2,000		SunTrust Banks, Inc.	145,520
1,371		Synovus Financial Corp.	37,030
9,800		US BanCorp.	292,922
8,335		Wachovia Corp.	440,588
8,700		Wells Fargo & Co.	546,621
450		Zions Bancorporation	34,002
			3,913,408
		Beverages: 1.2%
4,000		Anheuser-Busch Cos., Inc.	171,840
450		Brown-Forman Corp.	31,194
18,300		Coca-Cola Co.	737,673
1,750		Coca-Cola Enterprises, Inc.	33,547
1,000	@	Constellation Brands, Inc.	26,230
1,350		Pepsi Bottling Group, Inc.	38,623
14,570		PepsiCo, Inc.	860,795
			1,899,902
		Biotechnology: 0.4%
6,200	@	Amgen, Inc.	488,932
300	@	Biogen Idec, Inc.	13,599
600	@	Chiron Corp.	26,676
1,250	@	Genzyme Corp.	88,475
200	@	Millipore Corp.	13,208
			630,890
		Building Materials: 0.1%
950		American Standard Cos, Inc.	37,952
2,250		Masco Corp.	67,927
550		Vulcan Materials Co.	37,262
			143,141
		Chemicals: 0.6%
1,150		Air Products & Chemicals, Inc.	68,068
5,100		Dow Chemical Co.	223,482
500		Eastman Chemical Co.	25,795
1,300		Ecolab, Inc.	47,151
4,850		EI Du Pont de Nemours & Co.	206,125
350		Engelhard Corp.	10,552
700		International Flavors & Fragrances, Inc.	23,450
1,550		PPG Industries, Inc.	89,745
2,000		Praxair, Inc.	105,920
1,100		Rohm & Haas Co.	53,262
650		Sherwin-Williams Co.	29,523
450		Sigma-Aldrich Corp.	28,480
			911,553
		Commercial Services: 0.4%
5,251		Cendant Corp.	90,579
1,150		Equifax, Inc.	43,723
2,800		H&R Block, Inc.	68,740
2,820		McKesson Corp.	145,483
1,300		Moody’s Corp.	79,846
1,900		Paychex, Inc.	72,428
1,250		Robert Half International, Inc.	47,362
1,300		RR Donnelley & Sons Co.	44,473
			592,634
		Computers: 1.8%
700	@	Affiliated Computer Services, Inc.	41,426
7,410	@	Apple Computer, Inc.	532,704
200	@	Computer Sciences Corp.	10,128
20,600	@	Dell, Inc.	617,794
500		Electronic Data Systems Corp.	12,020
17,100	@	EMC Corp.	232,902
16,300		Hewlett-Packard Co.	466,669
8,050		International Business Machines Corp.	661,710
650	@	Lexmark International, Inc.	29,139
1,500	@	NCR Corp.	50,910
1,750	@	Network Appliance, Inc.	47,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 1

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
3,400	@	Sun Microsystems, Inc.	$14,246
1,900	@	Unisys Corp.	11,077
			2,727,975
		Cosmetics/ Personal Care: 0.8%
375		Alberto-Culver Co.	17,156
3,550		Colgate-Palmolive Co.	194,717
17,776		Procter & Gamble Co.	1,028,874
			1,240,747
		Distribution/ Wholesale: 0.1%
1,236		Genuine Parts Co.	54,285
450		WW Grainger, Inc.	31,995
			86,280
		Diversified Financial Services: 3.2%
6,700		American Express Co.	344,782
1,340		Ameriprise Financial, Inc.	54,940
800		Bear Stearns Cos., Inc.	92,424
1,550		Capital One Financial Corp.	133,920
5,350		Charles Schwab Corp.	78,484
1,350		CIT Group, Inc.	69,903
26,150		Citigroup, Inc.	1,269,059
608		Countrywide Financial Corp.	20,787
2,000	@	E*Trade Financial Corp.	41,720
5,200		Fannie Mae	253,812
250		Federated Investors, Inc.	9,260
800		Franklin Resources, Inc.	75,208
3,250		Goldman Sachs Group, Inc.	415,057
17,700		JPMorgan Chase & Co.	702,513
2,010		Lehman Brothers Holdings, Inc.	257,621
6,800		MBNA Corp.	184,620
6,300		Merrill Lynch & Co., Inc.	426,699
5,450		Morgan Stanley	309,233
2,100		SLM Corp.	115,689
550		T. Rowe Price Group, Inc.	39,616
			4,895,347
		Electric: 1.1%
3,560	@	AES Corp.	56,354
850	@	Allegheny Energy, Inc.	26,902
250		Ameren Corp.	12,810
2,150		American Electric Power Co., Inc.	79,743
1,650		CenterPoint Energy Resources Corp.	21,202
1,000		Cinergy Corp.	42,460
1,550	@	CMS Energy Corp.	22,490
1,400		Consolidated Edison, Inc.	64,862
1,150		Constellation Energy Group, Inc.	66,240
1,750		Dominion Resources, Inc.	135,100
900		DTE Energy Co.	38,871
4,850		Duke Energy Corp.	133,132
2,300		Edison International	100,303
1,700		FirstEnergy Corp.	83,283
2,050		FPL Group, Inc.	85,198
1,450		NiSource, Inc.	30,247
2,100		Pacific Gas & Electric Co.	77,952
500		Pinnacle West Capital Corp.	20,675
1,900		PPL Corp.	55,860
1,300		Progress Energy, Inc.	57,096
1,200		Public Service Enterprise Group, Inc.	77,964
3,800		Southern Co.	131,214
2,050		TECO Energy, Inc.	35,219
4,440		TXU Corp.	222,843
2,150		Xcel Energy, Inc.	39,689
			1,717,709
		Electrical Components & Equipment: 0.2%
900		American Power Conversion	19,800
2,800		Emerson Electric Co.	209,160
			228,960
		Electronics: 0.2%
3,550	@	Agilent Technologies, Inc.	118,179
950		Applera Corp. — Applied Biosystems Group	25,232
1,350	@	Jabil Circuit, Inc.	50,071
850		PerkinElmer, Inc.	20,026
2,900	@	Sanmina-SCI Corp.	12,354
9,340	@	Solectron Corp.	34,184
900	@	Thermo Electron Corp.	27,117
850	@	Waters Corp.	32,130
			319,293

		Engineering & Construction: 0.0%
100		Fluor Corp.	7,726
			7,726
		Entertainment: 0.0%
1,750		International Game Technology	53,865
			53,865

		Environmental Control: 0.1%
2,800		Waste Management, Inc.	84,980
			84,980
		Food: 0.5%
950		Campbell Soup Co.	28,281
2,700		ConAgra Foods, Inc.	54,756
2,000		General Mills, Inc.	98,640
1,000		Hershey Foods Corp.	55,250
2,350		HJ Heinz Co.	79,242
1,300		Kellogg Co.	56,186
3,500	@	Kroger Co.	66,080
1,100		McCormick & Co., Inc.	34,012
2,300		Safeway, Inc.	54,418
3,969		Sara Lee Corp.	75,014
1,300		Supervalu, Inc.	42,224
1,300		Tyson Foods, Inc.	22,230
1,100		WM Wrigley Jr. Co.	73,139
			739,472
		Forest Products & Paper: 0.1%
850		Louisiana-Pacific Corp.	23,349
1,150		MeadWestvaco Corp.	32,234
950		Plum Creek Timber Co., Inc.	34,247
700		Temple-Inland, Inc.	31,395
1,300		Weyerhaeuser Co.	86,242
			207,467
		Gas: 0.0%
200		Nicor, Inc.	7,862
1,300		Sempra Energy	58,292
			66,154
		Hand/ Machine Tools: 0.1%
650		Black & Decker Corp.	56,524
450		Snap-On, Inc.	16,902
450		Stanley Works	21,618
			95,044
		Healthcare — Products: 1.2%
350		Bausch & Lomb, Inc.	23,765
3,300		Baxter International, Inc.	124,245
1,340		Becton Dickinson & Co.	80,507
3,000	@	Boston Scientific Corp.	73,470
600		CR Bard, Inc.	39,552
1,680		Guidant Corp.	108,780

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 1

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
15,200		Johnson & Johnson	$913,520
6,150		Medtronic, Inc.	354,055
1,800	@	St. Jude Medical, Inc.	90,360
1,500		Stryker Corp.	66,645
			1,874,899
		Healthcare — Services: 0.9%
2,520		Aetna, Inc.	237,661
1,110	@	Coventry Health Care, Inc.	63,225
1,300	@	Humana, Inc.	70,629
150	@	Laboratory Corp. of America Holdings	8,077
400		Quest Diagnostics	20,592
8,620		UnitedHealth Group, Inc.	535,646
5,470	@	WellPoint, Inc.	436,451
			1,372,281
		Home Builders: 0.0%
700		Lennar Corp.	42,714
			42,714
		Home Furnishings: 0.0%
200		Whirlpool Corp.	16,752
			16,752
		Household Products/ Wares: 0.2%
800		Clorox Co.	45,512
750		Fortune Brands, Inc.	58,515
2,550		Kimberly-Clark Corp.	152,107
			256,134
		Housewares: 0.0%
1,350		Newell Rubbermaid, Inc.	32,103
			32,103
		Insurance: 2.1%
1,540	@@	ACE Ltd.	82,297
2,450		Aflac, Inc.	113,729
3,430		Allstate Corp.	185,460
550		AMBAC Financial Group, Inc.	42,383
13,400		American International Group, Inc.	914,282
1,650		AON Corp.	59,317
1,690		Chubb Corp.	165,028
610		Cigna Corp.	68,137
866		Cincinnati Financial Corp.	38,692
1,900		Genworth Financial, Inc.	65,702
1,600		Hartford Financial Services Group, Inc.	137,424
700		Jefferson-Pilot Corp.	39,851
1,300		Lincoln National Corp.	68,939
670		Loews Corp.	63,549
2,007		Marsh & McLennan Cos., Inc.	63,742
900		MBIA, Inc.	54,144
6,640		Metlife, Inc.	325,360
700		MGIC Investment Corp.	46,074
1,950		Principal Financial Group	92,488
1,030		Progressive Corp.	120,283
3,630		Prudential Financial, Inc.	265,679
630		Safeco Corp.	35,595
3,470		St. Paul Cos.	155,004
500		Torchmark Corp.	27,800
1,350		UnumProvident Corp.	30,712
180	@@	XL Capital Ltd.	12,128
			3,273,799
		Internet: 0.4%
2,100	@	Amazon.com, Inc.	99,015
5,850	@	eBay, Inc.	253,012
700	@	Monster Worldwide, Inc.	28,574
5,459	@	Symantec Corp.	95,532
1,300	@	Yahoo!, Inc.	50,934
			527,067
		Iron/ Steel: 0.1%
1,500		Nucor Corp.	100,080
1,000		United States Steel Corp.	48,070
			148,150
		Leisure Time: 0.2%
700		Brunswick Corp.	28,462
2,250		Carnival Corp.	120,307
1,400		Harley-Davidson, Inc.	72,086
100		Sabre Holdings Corp.	2,411
			223,266
		Lodging: 0.1%
1,650		Hilton Hotels Corp.	39,781
1,100		Marriott International, Inc.	73,667
1,000		Starwood Hotels & Resorts Worldwide, Inc.	63,860
			177,308
		Machinery — Diversified: 0.0%
100		Cummins, Inc.	8,973
850		Rockwell Automation, Inc.	50,286
			59,259
		Media: 1.1%
2,800		Clear Channel Communications, Inc.	88,060
11,550	@	Comcast Corp.	299,838
300		Gannett Co., Inc.	18,171
3,220		McGraw-Hill Cos, Inc.	166,248
350		Meredith Corp.	18,319
750		New York Times Co.	19,837
13,800		News Corp., Inc.	214,590
24,600		Time Warner, Inc.	429,024
250		Tribune Co.	7,565
1,200	@	Univision Communications, Inc.	35,268
8,350		Viacom, Inc.	272,210
2,050		Walt Disney Co.	49,138
			1,618,268
		Mining: 0.1%
1,700		Freeport-McMoRan Copper & Gold, Inc.	91,460
500		Newmont Mining Corp.	26,700
580		Phelps Dodge Corp.	83,444
			201,604
		Miscellaneous Manufacturing: 2.0%
5,250		3M Co.	406,875
400	@	Cooper Industries Ltd.	29,200
1,450		Danaher Corp.	80,881
1,000		Dover Corp.	40,490
650		Eaton Corp.	43,608
53,550		General Electric Co.	1,876,960
4,500		Honeywell International, Inc.	167,625
1,300		Illinois Tool Works, Inc.	114,387
1,700	@@	Ingersoll-Rand Co.	68,629
450		ITT Industries, Inc.	46,269
650		Parker Hannifin Corp.	42,874
700		Textron, Inc.	53,886
			2,971,684
		Office/ Business Equipment: 0.1%
1,150		Pitney Bowes, Inc.	48,587
4,700	@	Xerox Corp.	68,855
			117,442

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 1

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 3.6%
350		Amerada Hess Corp.	$44,387
1,000		Anadarko Petroleum Corp.	94,750
1,450		Apache Corp.	99,354
3,050		Burlington Resources, Inc.	262,910
10,426		ChevronTexaco Corp.	591,884
8,700		ConocoPhillips	506,166
3,400		Devon Energy Corp.	212,636
1,500		EOG Resources, Inc.	110,055
49,700		Exxon Mobil Corp.	2,791,682
550		Kerr-McGee Corp.	49,973
1,650		Marathon Oil Corp.	100,600
800		Murphy Oil Corp.	43,192
700	@,@@	Nabors Industries Ltd.	53,025
150	@	Noble Corp.	10,581
1,900		Occidental Petroleum Corp.	151,772
400		Rowan Cos., Inc.	14,256
1,200		Sunoco, Inc.	94,056
1,350	@	Transocean, Inc.	94,081
4,600		Valero Energy Corp.	237,360
			5,562,720
		Oil & Gas Services: 0.3%
300		Baker Hughes, Inc.	18,234
2,350		Halliburton Co.	145,606
2,600		Schlumberger Ltd.	252,590
			416,430
		Packaging & Containers: 0.0%
800		Ball Corp.	31,776
500	@	Sealed Air Corp.	28,085
			59,861
		Pharmaceuticals: 2.0%
8,200		Abbott Laboratories	323,326
750		Allergan, Inc.	80,970
2,020		AmerisourceBergen Corp.	83,628
2,000		Bristol-Myers Squibb Co.	45,960
2,170		Cardinal Health, Inc.	149,187
2,370	@	Caremark Rx, Inc.	122,742
800	@	Express Scripts, Inc.	67,040
1,600	@	Forest Laboratories, Inc.	65,088
2,300	@	Gilead Sciences, Inc.	121,049
1,480	@	Hospira, Inc.	63,314
2,200	@	King Pharmaceuticals, Inc.	37,224
1,350	@	Medco Health Solutions, Inc.	75,330
14,950		Merck & Co., Inc.	475,559
1,100		Mylan Laboratories	21,956
37,750		Pfizer, Inc.	880,330
7,700		Schering-Plough Corp.	160,545
550	@	Watson Pharmaceuticals, Inc.	17,880
7,050		Wyeth	324,793
			3,115,921
		Pipelines: 0.1%
600		El Paso Corp.	7,296
400		Kinder Morgan, Inc.	36,780
2,250		Williams Cos., Inc.	52,132
			96,208
		Real Estate Investment Trust: 0.2%
450		Apartment Investment & Management Co.	17,041
1,100		Archstone-Smith Trust	46,079
2,100		Equity Office Properties Trust	63,693
300		Prologis	14,016
500		Public Storage, Inc.	33,860
1,100		Simon Property Group LP	84,293
100		Vornado Realty Trust	8,347
			267,329
		Retail: 2.3%
900	@	Autonation, Inc.	19,557
200	@	Autozone, Inc.	18,350
1,350	@	Bed Bath & Beyond, Inc.	48,802
2,805		Best Buy Co., Inc.	121,961
900		Circuit City Stores, Inc.	20,331
2,300		Costco Wholesale Corp.	113,781
1,340		Darden Restaurants, Inc.	52,099
1,400		Dollar General Corp.	26,698
450		Family Dollar Stores, Inc.	11,155
1,813		Federated Department Stores	120,256
4,000		Gap, Inc.	70,560
11,220		Home Depot, Inc.	454,185
1,750		JC Penney Co., Inc.	97,300
350	@	Kohl’s Corp.	17,010
400		Limited Brands	8,940
4,050		Lowe’s Cos., Inc.	269,973
8,500		McDonald’s Corp.	286,620
1,800		Nordstrom, Inc.	67,320
1,450	@	Office Depot, Inc.	45,530
520	@	Sears Holding Corp.	60,075
5,085		Staples, Inc.	115,480
4,300	@	Starbucks Corp.	129,043
4,300		Target Corp.	236,371
400		Tiffany & Co.	15,316
2,150		TJX Cos., Inc.	49,944
13,100		Wal-Mart Stores, Inc.	613,080
5,140		Walgreen Co.	227,496
550		Wendy’s International, Inc.	30,393
1,950		Yum! Brands, Inc.	91,416
			3,439,042
		Savings & Loans: 0.2%
1,500		Golden West Financial Corp.	99,000
5,149		Washington Mutual, Inc.	223,981
			322,981
		Semiconductors: 1.5%
1,900	@	Altera Corp.	35,207
1,900		Analog Devices, Inc.	68,153
8,450		Applied Materials, Inc.	151,593
1,500	@	Broadcom Corp.	70,725
2,121	@	Freescale Semiconductor, Inc.	53,385
46,610		Intel Corp.	1,163,385
950		Kla-Tencor Corp.	46,863
1,450		Linear Technology Corp.	52,301
2,000	@	LSI Logic Corp.	16,000
1,550		Maxim Integrated Products	56,172
3,100	@	Micron Technology, Inc.	41,261
2,850		National Semiconductor Corp.	74,043
100	@	Novellus Systems, Inc.	2,412
1,050	@	Nvidia Corp.	38,388
700	@	QLogic Corp.	22,757
14,150		Texas Instruments, Inc.	453,790
			2,346,435
		Software: 1.6%
2,600		Adobe Systems, Inc.	96,096
1,620		Autodesk, Inc.	69,579
3,950		Automatic Data Processing, Inc.	181,265
1,700	@	BMC Software, Inc.	34,833
1,400	@	Citrix Systems, Inc.	40,292
2,450		Computer Associates International, Inc.	69,065
3,250	@	Compuware Corp.	29,152
1,450	@	Electronic Arts, Inc.	75,849
3,870		First Data Corp.	166,448
1,050	@	Fiserv, Inc.	45,433
1,550		IMS Health, Inc.	38,626
1,450	@	Intuit, Inc.	77,285
500	@	Mercury Interactive Corp.	13,895
47,250		Microsoft Corp.	1,235,587
2,050	@	Novell, Inc.	18,101

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 1

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
19,510	@	Oracle Corp.	$238,217
2,410	@	Parametric Technology Corp.	14,701
2,500		Siebel Systems, Inc.	26,450
			2,470,874
		Telecommunications: 2.3%
1,950		Alltel Corp.	123,045
26,803		AT&T, Inc.	656,405
450	@	Avaya, Inc.	4,801
9,600		BellSouth Corp.	260,160
1,100		CenturyTel, Inc.	36,476
33,550	@	Cisco Systems, Inc.	574,376
1,200	@	Comverse Technology, Inc.	31,908
7,750	@	Corning, Inc.	152,365
21,150		Motorola, Inc.	477,778
8,550		Qualcomm, Inc.	368,334
1,400		Scientific-Atlanta, Inc.	60,298
15,352		Sprint Corp. — FON Group	358,622
3,050	@	Tellabs, Inc.	33,245
14,500		Verizon Communications, Inc.	436,740
			3,574,553
		Textiles: 0.0%
900		Cintas Corp.	37,062
			37,062
		Toys/ Games/ Hobbies: 0.0%
1,200		Hasbro, Inc.	24,216
400		Mattel, Inc.	6,328
			30,544
		Transportation: 0.6%
1,900		Burlington Northern Santa Fe Corp.	134,558
1,080		CSX Corp.	54,831
1,600		FedEx Corp.	165,424
2,800		Norfolk Southern Corp.	125,524
250		Union Pacific Corp.	20,127
5,800		United Parcel Service, Inc.	435,870
			936,334
		Total Common Stock (Cost $55,343,593)	59,443,876

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 60.2%
		Federal Home Loan Bank: 23.0%
$40,000,000		4.810%, due 09/12/08	$35,239,840
			35,239,840
		Federal Home Loan Mortgage Corporation: 27.1%
47,127,000		4.720%, due 10/15/08	41,436,650
			41,436,650
		Other U.S. Agency Obligations: 10.1%
		Tennessee Valley Authority
17,600,000		4.800%, due 11/13/08	15,387,328
			15,387,328
		Total U.S. Government Agency Obligations (Cost $95,127,904)	92,063,818
U.S. TREASURY OBLIGATIONS: 0.8%
		U.S. Treasury Strip: 0.8%
1,375,000		4.420%, due 08/15/08	1,227,476
		Total U.S. Treasury Obligations (Cost $1,241,345)	1,227,476
		Total Long-Term Investments (Cost $151,712,842)	152,735,170
SHORT-TERM INVESTMENTS: 0.4%
		Repurchase Agreement: 0.4%
562,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $562,264 to be received upon repurchase (Collateralized by $575,000 Federal Home Loan Mortgage Corporation, 4.750%, Market Value plus accrued interest $575,318, due 11/17/15)	562,000
		Total Short-Term Investments (Cost $562,000)	562,000

	Total Investments in Securities (Cost $152,274,842)*	100.3%	$153,297,170
	Other Assets and Liabilities-Net	(0.3)	(447,989)
	Net Assets	100.0%	$152,849,181

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $153,393,622. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,758,869
Gross Unrealized Depreciation	(4,855,321)
Net Unrealized Depreciation	$(96,452)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 2

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 33.5%
		Advertising: 0.1%
1,620	@	Interpublic Group of Cos., Inc.	$15,633
700		Omnicom Group	59,591
			75,224
		Aerospace/Defense: 0.8%
3,860		Boeing Co.	271,126
950		General Dynamics Corp.	108,348
430		Goodrich Corp.	17,673
500		L-3 Communications Holdings, Inc.	37,175
2,260		Lockheed Martin Corp.	143,804
1,308		Northrop Grumman Corp.	78,624
2,124		Raytheon Co.	85,279
980		Rockwell Collins, Inc.	45,541
3,680		United Technologies Corp.	205,749
			993,319
		Agriculture: 0.7%
7,310		Altria Group, Inc.	546,203
4,350		Archer-Daniels-Midland Co.	107,271
1,000		Monsanto Co.	77,530
470		Reynolds America, Inc.	44,805
550		UST, Inc.	22,457
			798,266
		Airlines: 0.0%
2,900		Southwest Airlines Co.	47,647
			47,647
		Apparel: 0.2%
2,260	@	Coach, Inc.	75,348
360		Jones Apparel Group, Inc.	11,059
660		Liz Claiborne, Inc.	23,641
940		Nike, Inc.	81,583
50		Reebok International Ltd.	2,912
560		VF Corp.	30,990
			225,533
		Auto Manufacturers: 0.1%
11,070		Ford Motor Co.	85,460
200	@	Navistar International Corp.	5,724
			91,184
		Auto Parts & Equipment: 0.1%
970	@	Goodyear Tire & Rubber Co.	16,859
750		Johnson Controls, Inc.	54,683
			71,542
		Banks: 2.2%
1,440		AmSouth Bancorp.	37,742
18,990		Bank of America Corp.	876,389
2,860		Bank of New York	91,091
2,611		BB&T Corp.	109,427
640		Comerica, Inc.	36,326
500		Compass Bancshares, Inc.	24,145
860		Huntington Bancshares, Inc.	20,425
1,420		Keycorp	46,761
350		M&T Bank Corp.	38,168
830		Marshall & Ilsley Corp.	35,723
1,600		Mellon Financial Corp.	54,800
2,040		National City Corp.	68,483
770		Northern Trust Corp.	39,901
1,330		PNC Financial Services Group, Inc.	82,234
1,600		Regions Financial Corp.	54,656
1,130		State Street Corp.	62,647
1,390		SunTrust Banks, Inc.	101,136
991		Synovus Financial Corp.	26,767
6,860		US BanCorp.	205,045
5,667		Wachovia Corp.	299,558
6,010		Wells Fargo & Co.	377,608
270		Zions Bancorporation	20,401
			2,709,433
		Beverages: 1.0%
2,750		Anheuser-Busch Cos., Inc.	118,140
270		Brown-Forman Corp.	18,716
12,620		Coca-Cola Co.	508,712
1,410		Coca-Cola Enterprises, Inc.	27,030
100	@	Constellation Brands, Inc.	2,623
480		Pepsi Bottling Group, Inc.	13,733
9,890		PepsiCo, Inc.	584,301
			1,273,255
		Biotechnology: 0.4%
4,440	@	Amgen, Inc.	350,138
200	@	Biogen Idec, Inc.	9,066
400	@	Chiron Corp.	17,784
1,000	@	Genzyme Corp.	70,780
150	@	Millipore Corp.	9,906
			457,674
		Building Materials: 0.1%
760		American Standard Cos., Inc.	30,362
1,600		Masco Corp.	48,304
440		Vulcan Materials Co.	29,810
			108,476
		Chemicals: 0.5%
900		Air Products & Chemicals, Inc.	53,271
3,760		Dow Chemical Co.	164,763
350		Eastman Chemical Co.	18,057
950		Ecolab, Inc.	34,457
3,350		EI Du Pont de Nemours & Co.	142,375
210		Engelhard Corp.	6,332
320		International Flavors & Fragrances, Inc.	10,720
1,090		PPG Industries, Inc.	63,111
1,230		Praxair, Inc.	65,141
560		Rohm & Haas Co.	27,115
380		Sherwin-Williams Co.	17,260
300		Sigma-Aldrich Corp.	18,987
			621,589
		Commercial Services: 0.3%
3,671		Cendant Corp.	63,325
880		Equifax, Inc.	33,458
1,920		H&R Block, Inc.	47,136
2,110		McKesson Corp.	108,855
880		Moody’s Corp.	54,050
1,250		Paychex, Inc.	47,650
850		Robert Half International, Inc.	32,207
830		RR Donnelley & Sons Co.	28,394
			415,075
		Computers: 1.5%
450	@	Affiliated Computer Services, Inc.	26,631
5,110	@	Apple Computer, Inc.	367,358
100	@	Computer Sciences Corp.	5,064
14,220	@	Dell, Inc.	426,458
400		Electronic Data Systems Corp.	9,616
11,840	@	EMC Corp.	161,261
11,970		Hewlett-Packard Co.	342,701
5,590		International Business Machines Corp.	459,498
40	@	Lexmark International, Inc.	1,793
690	@	NCR Corp.	23,419
1,460	@	Network Appliance, Inc.	39,420

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 2

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Computers (continued)
2,340	@	Sun Microsystems, Inc.	$9,805
1,410	@	Unisys Corp.	8,220
			1,881,244
		Cosmetics/Personal Care: 0.7%
75		Alberto-Culver Co.	3,431
2,470		Colgate-Palmolive Co.	135,480
12,187		Procter & Gamble Co.	705,383
			844,294
		Distribution/ Wholesale: 0.1%
958		Genuine Parts Co.	42,075
250		WW Grainger, Inc.	17,775
			59,850
		Diversified Financial Services: 2.7%
4,390		American Express Co.	225,909
938		Ameriprise Financial, Inc.	38,458
400		Bear Stearns Cos, Inc.	46,212
1,130		Capital One Financial Corp.	97,632
3,650		Charles Schwab Corp.	53,546
700		CIT Group, Inc.	36,246
18,040		Citigroup, Inc.	875,481
460		Countrywide Financial Corp.	15,727
1,400	@	E*Trade Financial Corp.	29,204
3,620		Fannie Mae	176,692
150		Federated Investors, Inc.	5,556
580		Franklin Resources, Inc.	54,526
2,190		Goldman Sachs Group, Inc.	279,685
12,300		JPMorgan Chase & Co.	488,187
1,350		Lehman Brothers Holdings, Inc.	173,030
4,700		MBNA Corp.	127,605
4,410		Merrill Lynch & Co., Inc.	298,689
3,830		Morgan Stanley	217,314
1,600		SLM Corp.	88,144
500		T. Rowe Price Group, Inc.	36,015
			3,363,858
		Electric: 1.0%
2,880	@	AES Corp.	45,590
650	@	Allegheny Energy, Inc.	20,573
150		Ameren Corp.	7,686
1,690		American Electric Power Co., Inc.	62,682
1,400		CenterPoint Energy Resources Corp.	17,990
700		Cinergy Corp.	29,722
950	@	CMS Energy Corp.	13,785
1,050		Consolidated Edison, Inc.	48,647
790		Constellation Energy Group, Inc.	45,504
1,250		Dominion Resources, Inc.	96,500
700		DTE Energy Co.	30,233
3,550		Duke Energy Corp.	97,448
1,630		Edison International	71,084
1,270		FirstEnergy Corp.	62,217
1,400		FPL Group, Inc.	58,184
1,200		NiSource, Inc.	25,032
1,590		Pacific Gas & Electric Co.	59,021
500		Pinnacle West Capital Corp.	20,675
1,420		PPL Corp.	41,748
900		Progress Energy, Inc.	39,528
950		Public Service Enterprise Group, Inc.	61,722
2,620		Southern Co.	90,469
1,150		TECO Energy, Inc.	19,757
3,200		TXU Corp.	160,608
1,480		Xcel Energy, Inc.	27,321
			1,253,726
		Electrical Components & Equipment: 0.1%
600		American Power Conversion	13,200
1,960		Emerson Electric Co.	146,412
			159,612
		Electronics: 0.2%
2,430	@	Agilent Technologies, Inc.	80,895
820		Applera Corp. — Applied Biosystems Group	21,779
810	@	Jabil Circuit, Inc.	30,043
530		PerkinElmer, Inc.	12,487
2,050	@	Sanmina-SCI Corp.	8,733
4,280	@	Solectron Corp.	15,665
650	@	Thermo Electron Corp.	19,585
500	@	Waters Corp.	18,900
			208,087
		Engineering & Construction: 0.0%
100		Fluor Corp.	7,726
			7,726
		Entertainment: 0.0%
1,250		International Game Technology	38,475
			38,475
		Environmental Control: 0.1%
1,930		Waste Management, Inc.	58,576
			58,576
		Food: 0.4%
600		Campbell Soup Co.	17,862
1,870		ConAgra Foods, Inc.	37,924
1,700		General Mills, Inc.	83,844
650		Hershey Foods Corp.	35,913
1,150		HJ Heinz Co.	38,778
840		Kellogg Co.	36,305
2,750	@	Kroger Co.	51,920
650		McCormick & Co., Inc.	20,098
1,500		Safeway, Inc.	35,490
2,715		Sara Lee Corp.	51,314
890		Supervalu, Inc.	28,907
900		Tyson Foods, Inc.	15,390
820		WM Wrigley Jr. Co.	54,522
			508,267
		Forest Products & Paper: 0.1%
170		Louisiana-Pacific Corp.	4,670
800		MeadWestvaco Corp.	22,424
650		Plum Creek Timber Co., Inc.	23,433
200		Temple-Inland, Inc.	8,970
900		Weyerhaeuser Co.	59,706
			119,203
		Gas: 0.1%
200		Nicor, Inc.	7,862
1,110		Sempra Energy	49,772
			57,634
		Hand/ Machine Tools: 0.0%
290		Black & Decker Corp.	25,218
250		Stanley Works	12,010
			37,228
		Healthcare — Products: 1.1%
230		Bausch & Lomb, Inc.	15,617
2,110		Baxter International, Inc.	79,442
900		Becton Dickinson & Co.	54,072
2,000	@	Boston Scientific Corp.	48,980
330		CR Bard, Inc.	21,754
1,090		Guidant Corp.	70,578
10,570		Johnson & Johnson	635,257

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 2

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
4,430		Medtronic, Inc.	$255,035
1,220	@	St. Jude Medical, Inc.	61,244
1,000		Stryker Corp.	44,430
			1,286,409
		Healthcare — Services: 0.8%
1,760		Aetna, Inc.	165,986
780	@	Coventry Health Care, Inc.	44,429
1,090	@	Humana, Inc.	59,220
100	@	Laboratory Corp. of America Holdings	5,385
80		Quest Diagnostics	4,118
5,940		UnitedHealth Group, Inc.	369,112
3,750	@	WellPoint, Inc.	299,213
			947,463
		Home Builders: 0.0%
500		Lennar Corp.	30,510
			30,510
		Home Furnishings: 0.0%
150		Whirlpool Corp.	12,564
			12,564
		Household Products/ Wares: 0.2%
680		Clorox Co.	38,685
510		Fortune Brands, Inc.	39,790
1,740		Kimberly-Clark Corp.	103,791
			182,266
		Housewares: 0.0%
950		Newell Rubbermaid, Inc.	22,591
			22,591
		Insurance: 1.8%
1,050	@@	ACE Ltd.	56,112
1,720		Aflac, Inc.	79,842
2,330		Allstate Corp.	125,983
370		AMBAC Financial Group, Inc.	28,512
9,270		American International Group, Inc.	632,492
1,050		AON Corp.	37,748
1,240		Chubb Corp.	121,086
470		Cigna Corp.	52,499
740		Cincinnati Financial Corp.	33,063
1,300		Genworth Financial, Inc.	44,954
1,100		Hartford Financial Services Group, Inc.	94,479
450		Jefferson-Pilot Corp.	25,619
910		Lincoln National Corp.	48,257
440		Loews Corp.	41,734
1,412		Marsh & McLennan Cos., Inc.	44,845
590		MBIA, Inc.	35,494
4,380		Metlife, Inc.	214,620
330		MGIC Investment Corp.	21,721
1,300		Principal Financial Group	61,659
730		Progressive Corp.	85,249
2,440		Prudential Financial, Inc.	178,584
450		Safeco Corp.	25,425
2,360		St. Paul Cos.	105,421
490		Torchmark Corp.	27,244
1,300		UnumProvident Corp.	29,575
130	@@	XL Capital Ltd.	8,759
			2,260,976
		Internet: 0.3%
1,400	@	Amazon.com, Inc.	66,010
3,760	@	eBay, Inc.	162,620
500	@	Monster Worldwide, Inc.	20,410
3,801	@	Symantec Corp.	66,518
900	@	Yahoo!, Inc.	35,262
			350,820
		Iron/ Steel: 0.1%
1,010		Nucor Corp.	67,387
460		United States Steel Corp.	22,112
			89,499
		Leisure Time: 0.1%
470		Brunswick Corp.	19,110
1,480		Carnival Corp.	79,136
1,040		Harley-Davidson, Inc.	53,550
40		Sabre Holdings Corp.	964
			152,760
		Lodging: 0.1%
1,100		Hilton Hotels Corp.	26,521
540		Marriott International, Inc.	36,164
730		Starwood Hotels & Resorts Worldwide, Inc.	46,618
			109,303
		Machinery — Diversified: 0.0%
50		Cummins, Inc.	4,486
720		Rockwell Automation, Inc.	42,595
			47,081
		Media: 0.9%
2,000		Clear Channel Communications, Inc.	62,900
8,000	@	Comcast Corp.	207,680
140		Gannett Co., Inc.	8,480
2,320		McGraw-Hill Cos, Inc.	119,782
270		Meredith Corp.	14,132
490		New York Times Co.	12,960
8,950		News Corp., Inc.	139,172
17,090		Time Warner, Inc.	298,050
200		Tribune Co.	6,052
800	@	Univision Communications, Inc.	23,512
5,770		Viacom, Inc.	188,102
1,430		Walt Disney Co.	34,277
			1,115,099
		Mining: 0.1%
1,180		Freeport-McMoRan Copper & Gold, Inc.	63,484
400		Newmont Mining Corp.	21,360
370		Phelps Dodge Corp.	53,232
			138,076
		Miscellaneous Manufacturing: 1.7%
3,620		3M Co.	280,550
290	@	Cooper Industries Ltd.	21,170
790		Danaher Corp.	44,066
750		Dover Corp.	30,368
530		Eaton Corp.	35,558
37,070		General Electric Co.	1,299,304
3,160		Honeywell International, Inc.	117,710
770		Illinois Tool Works, Inc.	67,752
1,160	@@	Ingersoll-Rand Co.	46,829
380		ITT Industries, Inc.	39,072
700		Leggett & Platt, Inc.	16,072
410		Parker Hannifin Corp.	27,044
510		Textron, Inc.	39,260
			2,064,755

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 2

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Office/ Business Equipment: 0.1%
890		Pitney Bowes, Inc.	$37,603
3,280	@	Xerox Corp.	48,052
			85,655
		Oil & Gas: 3.1%
220		Amerada Hess Corp.	27,900
770		Anadarko Petroleum Corp.	72,958
1,020		Apache Corp.	69,890
2,070		Burlington Resources, Inc.	178,434
7,213		ChevronTexaco Corp.	409,482
5,950		ConocoPhillips	346,171
2,550		Devon Energy Corp.	159,477
1,080		EOG Resources, Inc.	79,240
34,420		Exxon Mobil Corp.	1,933,372
310		Kerr-McGee Corp.	28,167
1,160		Marathon Oil Corp.	70,725
500		Murphy Oil Corp.	26,995
400	@,@@	Nabors Industries Ltd.	30,300
200	@	Noble Corp.	14,108
1,290		Occidental Petroleum Corp.	103,045
300		Rowan Cos., Inc.	10,692
780		Sunoco, Inc.	61,136
900	@	Transocean, Inc.	62,721
3,400		Valero Energy Corp.	175,440
			3,860,253
		Oil & Gas Services: 0.2%
200		Baker Hughes, Inc.	12,156
1,600		Halliburton Co.	99,136
1,800		Schlumberger Ltd.	174,870
			286,162
		Packaging & Containers: 0.0%
520		Ball Corp.	20,654
310	@	Sealed Air Corp.	17,413
			38,067
		Pharmaceuticals: 1.8%
5,700		Abbott Laboratories	224,751
460		Allergan, Inc.	49,662
1,400		AmerisourceBergen Corp.	57,960
1,400		Bristol-Myers Squibb Co.	32,172
1,480		Cardinal Health, Inc.	101,750
1,710	@	Caremark Rx, Inc.	88,561
580	@	Express Scripts, Inc.	48,604
1,110	@	Forest Laboratories, Inc.	45,155
1,600	@	Gilead Sciences, Inc.	84,208
1,070	@	Hospira, Inc.	45,775
1,600	@	King Pharmaceuticals, Inc.	27,072
1,070	@	Medco Health Solutions, Inc.	59,706
10,380		Merck & Co., Inc.	330,188
800		Mylan Laboratories	15,968
26,140		Pfizer, Inc.	609,585
5,400		Schering-Plough Corp.	112,590
500	@	Watson Pharmaceuticals, Inc.	16,255
4,880		Wyeth	224,822
			2,174,784
		Pipelines: 0.1%
400		El Paso Corp.	4,864
290		Kinder Morgan, Inc.	26,665
1,600		Williams Cos., Inc.	37,072
			68,601
		Real Estate Investment Trust: 0.1%
500		Apartment Investment & Management Co.	18,935
800		Archstone-Smith Trust	33,512
1,500		Equity Office Properties Trust	45,495
150		Prologis	7,008
300		Public Storage, Inc.	20,316
630		Simon Property Group LP	48,277
100		Vornado Realty Trust	8,347
			181,890
		Retail: 1.9%
700	@	Autonation, Inc.	15,211
250	@	Autozone, Inc.	22,937
1,040	@	Bed Bath & Beyond, Inc.	37,596
1,985		Best Buy Co., Inc.	86,308
570		Circuit City Stores, Inc.	12,876
1,630		Costco Wholesale Corp.	80,636
910		Darden Restaurants, Inc.	35,381
1,200		Dollar General Corp.	22,884
300		Family Dollar Stores, Inc.	7,437
1,252		Federated Department Stores	83,045
1,930		Gap, Inc.	34,045
7,810		Home Depot, Inc.	316,149
1,200		JC Penney Co., Inc.	66,720
200	@	Kohl’s Corp.	9,720
220		Limited Brands	4,917
2,830		Lowe’s Cos., Inc.	188,648
5,950		McDonald’s Corp.	200,634
1,260		Nordstrom, Inc.	47,124
1,230	@	Office Depot, Inc.	38,622
330	@	Sears Holding Corp.	38,125
3,550		Staples, Inc.	80,621
2,660	@	Starbucks Corp.	79,827
3,000		Target Corp.	164,910
300		Tiffany & Co.	11,487
1,590		TJX Cos., Inc.	36,936
9,040		Wal-Mart Stores, Inc.	423,072
3,610		Walgreen Co.	159,779
520		Wendy’s International, Inc.	28,735
1,080		Yum! Brands, Inc.	50,630
			2,385,012
		Savings & Loans: 0.2%
840		Golden West Financial Corp.	55,440
3,586		Washington Mutual, Inc.	155,991
			211,431
		Semiconductors: 1.4%
1,260	@	Altera Corp.	23,348
1,250		Analog Devices, Inc.	44,838
5,560		Applied Materials, Inc.	99,746
1,100	@	Broadcom Corp.	51,865
1,410	@	Freescale Semiconductor, Inc.	35,490
36,210		Intel Corp.	903,802
750		Kla-Tencor Corp.	36,998
1,180		Linear Technology Corp.	42,563
1,500	@	LSI Logic Corp.	12,000
1,070		Maxim Integrated Products	38,777
2,200	@	Micron Technology, Inc.	29,282
1,640		National Semiconductor Corp.	42,607
50	@	Novellus Systems, Inc.	1,206
650	@	Nvidia Corp.	23,764
550	@	QLogic Corp.	17,881
9,820		Texas Instruments, Inc.	314,927
			1,719,094
		Software: 1.4%
1,760		Adobe Systems, Inc.	65,050
1,140		Autodesk, Inc.	48,963
2,730		Automatic Data Processing, Inc.	125,280
1,450	@	BMC Software, Inc.	29,711
1,150	@	Citrix Systems, Inc.	33,097
1,540		Computer Associates International, Inc.	43,413
2,290	@	Compuware Corp.	20,541
990	@	Electronic Arts, Inc.	51,787
2,838		First Data Corp.	122,062

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 2

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
650	@	Fiserv, Inc.	$28,126
920		IMS Health, Inc.	22,926
1,070	@	Intuit, Inc.	57,031
250	@	Mercury Interactive Corp.	6,948
32,210		Microsoft Corp.	842,292
1,300	@	Novell, Inc.	11,479
13,480	@	Oracle Corp.	164,591
1,840	@	Parametric Technology Corp.	11,224
1,800		Siebel Systems, Inc.	19,044
			1,703,565
		Telecommunications: 2.0%
1,370		Alltel Corp.	86,447
18,586		AT&T, Inc.	455,171
680	@	Avaya, Inc.	7,256
6,700		BellSouth Corp.	181,572
660		CenturyTel, Inc.	21,886
23,260	@	Cisco Systems, Inc.	398,211
1,020	@	Comverse Technology, Inc.	27,122
5,340	@	Corning, Inc.	104,984
14,700		Motorola, Inc.	332,073
5,880		Qualcomm, Inc.	253,310
510		Scientific-Atlanta, Inc.	21,966
10,654		Sprint Corp. — FON Group	248,877
1,350	@	Tellabs, Inc.	14,715
10,050		Verizon Communications, Inc.	302,707
			2,456,297
		Textiles: 0.0%
490		Cintas Corp.	20,178
			20,178
		Toys/ Games/ Hobbies: 0.0%
1,030		Hasbro, Inc.	20,765
300		Mattel, Inc.	4,746
			25,511
		Transportation: 0.5%
1,400		Burlington Northern Santa Fe Corp.	99,148
760		CSX Corp.	38,585
1,150		FedEx Corp.	118,899
1,950		Norfolk Southern Corp.	87,418
200		Union Pacific Corp.	16,102
3,980		United Parcel Service, Inc.	299,097
			659,249
		Total Common Stock (Cost $38,953,646)	41,171,918

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 64.3%
		Federal Home Loan Mortgage Corporation: 24.5%
$35,000,000		4.930%, due 03/15/09	$30,162,965
			30,162,965
		Federal National Mortgage Association: 39.7%
56,000,000		4.740%, due 12/15/08	48,839,784
			48,839,784
		Total U.S. Government Agency Obligations (Cost $81,751,477)	79,002,749
U.S. TREASURY OBLIGATIONS: 1.7%
		U.S. Treasury STRIP: 1.7%
2,334,000		4.430%, due 11/15/08	2,060,560
		Total U.S. Treasury Obligations (Cost $2,085,406)	2,060,560
		Total Long-Term Investments (Cost $122,790,529)	$122,235,227
SHORT-TERM INVESTMENTS: 0.6%
		Repurchase Agreement: 0.6%
776,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $776,365 to be received upon repurchase (Collateralized by $1,595,000 Resolution Funding Corporation, 9.375%, Market Value plus accrued interest $792,683, due 10/15/20)	776,000
		Total Short-Term Investments (Cost $776,000)	776,000

	Total Investments in Securities (Cost $123,566,529)*	100.1%	$123,011,227
	Other Assets and Liabilities-Net	(0.1)	(139,532)
	Net Assets	100.0%	$122,871,695

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $124,408,946. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$ 2,609,860
Gross Unrealized Depreciation	(4,007,579)
Net Unrealized Depreciation	$(1,397,719)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 3

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 33.4%
		Advertising: 0.1%
2,050	@	Interpublic Group of Cos., Inc.	$19,783
1,110		Omnicom Group	94,494
			114,277
		Aerospace/ Defense: 0.8%
5,630		Boeing Co.	395,451
1,450		General Dynamics Corp.	165,372
640		Goodrich Corp.	26,304
650		L-3 Communications Holdings, Inc.	48,328
3,250		Lockheed Martin Corp.	206,798
1,820		Northrop Grumman Corp.	109,400
3,213		Raytheon Co.	129,002
1,440		Rockwell Collins, Inc.	66,917
5,360		United Technologies Corp.	299,678
			1,447,250
		Agriculture: 0.6%
10,530		Altria Group, Inc.	786,802
5,930		Archer-Daniels-Midland Co.	146,234
1,460		Monsanto Co.	113,194
720		Reynolds America, Inc.	68,638
850		UST, Inc.	34,706
			1,149,574
		Airlines: 0.0%
3,500		Southwest Airlines Co.	57,505
			57,505
		Apparel: 0.2%
3,520	@	Coach, Inc.	117,357
1,120		Jones Apparel Group, Inc.	34,406
510		Liz Claiborne, Inc.	18,268
1,310		Nike, Inc.	113,695
460		Reebok International Ltd.	26,786
910		VF Corp.	50,359
			360,871
		Auto Manufacturers: 0.1%
13,200		Ford Motor Co.	101,904
400	@	Navistar International Corp.	11,448
			113,352
		Auto Parts & Equipment: 0.1%
1,250	@	Goodyear Tire & Rubber Co.	21,725
1,180		Johnson Controls, Inc.	86,034
			107,759
		Banks: 2.2%
1,830		AmSouth Bancorp.	47,964
27,568		Bank of America Corp.	1,272,263
4,160		Bank of New York	132,496
3,743		BB&T Corp.	156,869
910		Comerica, Inc.	51,652
750		Compass Bancshares, Inc.	36,218
380		First Horizon National Corp.	14,607
1,160		Huntington Bancshares, Inc.	27,550
2,150		Keycorp	70,800
400		M&T Bank Corp.	43,620
1,280		Marshall & Ilsley Corp.	55,091
2,270		Mellon Financial Corp.	77,748
2,930		National City Corp.	98,360
1,200		Northern Trust Corp.	62,184
1,950		PNC Financial Services Group, Inc.	120,569
2,400		Regions Financial Corp.	81,984
1,650		State Street Corp.	91,476
1,930		SunTrust Banks, Inc.	140,427
1,252		Synovus Financial Corp.	33,817
9,760		US BanCorp.	291,726
8,278		Wachovia Corp.	437,575
8,740		Wells Fargo & Co.	549,134
500		Zions Bancorporation	37,780
			3,931,910
		Beverages: 1.1%
4,030		Anheuser-Busch Cos., Inc.	173,129
510		Brown-Forman Corp.	35,353
18,370		Coca-Cola Co.	740,495
1,710		Coca-Cola Enterprises, Inc.	32,781
1,100	@	Constellation Brands, Inc.	28,853
1,280		Pepsi Bottling Group, Inc.	36,621
14,770		PepsiCo, Inc.	872,612
			1,919,844
		Biotechnology: 0.4%
6,500	@	Amgen, Inc.	512,590
300	@	Biogen Idec, Inc.	13,599
700	@	Chiron Corp.	31,122
1,250	@	Genzyme Corp.	88,475
250	@	Millipore Corp.	16,510
			662,296
		Building Materials: 0.1%
1,130		American Standard Cos., Inc.	45,144
2,220		Masco Corp.	67,022
700		Vulcan Materials Co.	47,425
			159,591
		Chemicals: 0.5%
1,150		Air Products & Chemicals, Inc.	68,069
5,180		Dow Chemical Co.	226,988
450		Eastman Chemical Co.	23,216
1,200		Ecolab, Inc.	43,524
4,900		EI Du Pont de Nemours & Co.	208,250
350		Engelhard Corp.	10,553
650	@	Hercules, Inc.	7,345
730		International Flavors & Fragrances, Inc.	24,455
1,470		PPG Industries, Inc.	85,113
1,880		Praxair, Inc.	99,565
1,060		Rohm & Haas Co.	51,325
900		Sherwin-Williams Co.	40,878
400		Sigma-Aldrich Corp.	25,316
			914,597
		Commercial Services: 0.3%
1	@	CCE Spinco, Inc.	7
5,311		Cendant Corp.	91,615
1,240		Equifax, Inc.	47,145
2,080		H&R Block, Inc.	51,064
2,800		McKesson Corp.	144,452
1,300		Moody’s Corp.	79,846
1,810		Paychex, Inc.	68,997
890		Robert Half International, Inc.	33,722
1,300		RR Donnelley & Sons Co.	44,473
			561,321
		Computers: 1.5%
800	@	Affiliated Computer Services, Inc.	47,344
7,310	@	Apple Computer, Inc.	525,516
150	@	Computer Sciences Corp.	7,596
21,250	@	Dell, Inc.	637,288
500		Electronic Data Systems Corp.	12,020
16,990	@	EMC Corp.	231,404
17,380		Hewlett-Packard Co.	497,589
8,270		International Business Machines Corp.	679,794
120	@	Lexmark International, Inc.	5,380
1,500	@	NCR Corp.	50,910
1,810	@	Network Appliance, Inc.	48,870

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 3

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
3,440	@	Sun Microsystems, Inc.	$14,414
1,620	@	Unisys Corp.	9,445
			2,767,570
		Cosmetics/ Personal Care: 0.7%
30		Alberto-Culver Co.	1,373
3,630		Colgate-Palmolive Co.	199,106
17,572		Procter & Gamble Co.	1,017,067
			1,217,546
		Distribution/ Wholesale: 0.1%
1,288		Genuine Parts Co.	56,569
400		WW Grainger, Inc.	28,440
			85,009
		Diversified Financial Services: 2.7%
6,590		American Express Co.	339,121
1,278		Ameriprise Financial, Inc.	52,398
650		Bear Stearns Cos, Inc.	75,095
1,530		Capital One Financial Corp.	132,192
5,400		Charles Schwab Corp.	79,218
1,050		CIT Group, Inc.	54,369
26,340		Citigroup, Inc.	1,278,280
630		Countrywide Financial Corp.	21,540
1,800	@	E*Trade Financial Corp.	37,548
5,190		Fannie Mae	253,324
260		Federated Investors, Inc.	9,630
770		Franklin Resources, Inc.	72,388
3,260		Goldman Sachs Group, Inc.	416,335
17,900		JPMorgan Chase & Co.	710,451
1,930		Lehman Brothers Holdings, Inc.	247,368
6,700		MBNA Corp.	181,905
6,380		Merrill Lynch & Co., Inc.	432,117
5,540		Morgan Stanley	314,340
2,150		SLM Corp.	118,444
700		T. Rowe Price Group, Inc.	50,421
			4,876,484
		Electric: 1.0%
3,430	@	AES Corp.	54,297
900	@	Allegheny Energy, Inc.	28,485
200		Ameren Corp.	10,248
2,130		American Electric Power Co., Inc.	79,002
1,350		CenterPoint Energy Resources Corp.	17,348
1,000		Cinergy Corp.	42,460
2,050	@	CMS Energy Corp.	29,745
1,350		Consolidated Edison, Inc.	62,545
1,230		Constellation Energy Group, Inc.	70,848
1,800		Dominion Resources, Inc.	138,960
1,100		DTE Energy Co.	47,509
4,850		Duke Energy Corp.	133,132
2,290		Edison International	99,867
1,630		FirstEnergy Corp.	79,854
2,040		FPL Group, Inc.	84,782
1,400		NiSource, Inc.	29,204
2,020		Pacific Gas & Electric Co.	74,982
700		Pinnacle West Capital Corp.	28,945
2,260		PPL Corp.	66,444
1,300		Progress Energy, Inc.	57,096
1,200		Public Service Enterprise Group, Inc.	77,964
3,880		Southern Co.	133,976
2,000		TECO Energy, Inc.	34,360
4,160		TXU Corp.	208,790
2,070		Xcel Energy, Inc.	38,212
			1,729,055
		Electrical Components & Equipment: 0.1%
200		American Power Conversion	4,400
2,810		Emerson Electric Co.	209,907
			214,307
		Electronics: 0.2%
3,470	@	Agilent Technologies, Inc.	115,516
1,220		Applera Corp. — Applied Biosystems Group	32,403
1,280	@	Jabil Circuit, Inc.	47,475
960		PerkinElmer, Inc.	22,618
2,500	@	Sanmina-SCI Corp.	10,650
9,150	@	Solectron Corp.	33,489
1,360	@	Thermo Electron Corp.	40,977
700	@	Waters Corp.	26,460
			329,588
		Engineering & Construction: 0.0%
100		Fluor Corp.	7,726
			7,726
		Entertainment: 0.0%
1,850		International Game Technology	56,943
			56,943
		Environmental Control: 0.1%
2,800		Waste Management, Inc.	84,980
			84,980
		Food: 0.4%
1,000		Campbell Soup Co.	29,770
2,670		ConAgra Foods, Inc.	54,148
2,500		General Mills, Inc.	123,300
950		Hershey Foods Corp.	52,487
1,770		HJ Heinz Co.	59,684
1,320		Kellogg Co.	57,050
3,400	@	Kroger Co.	64,192
900		McCormick & Co., Inc.	27,828
2,150		Safeway, Inc.	50,869
3,968		Sara Lee Corp.	74,995
1,320		Supervalu, Inc.	42,874
1,300		Tyson Foods, Inc.	22,230
940		WM Wrigley Jr. Co.	62,501
			721,928
		Forest Products & Paper: 0.1%
920		Louisiana-Pacific Corp.	25,272
1,250		MeadWestvaco Corp.	35,037
900		Plum Creek Timber Co., Inc.	32,445
900		Temple-Inland, Inc.	40,365
1,300		Weyerhaeuser Co.	86,242
			219,361
		Gas: 0.0%
200		Nicor, Inc.	7,862
1,380		Sempra Energy	61,879
			69,741
		Hand/ Machine Tools: 0.1%
400		Black & Decker Corp.	34,784
590		Snap-On, Inc.	22,160
670		Stanley Works	32,187
			89,131
		Healthcare — Products: 1.0%
470		Bausch & Lomb, Inc.	31,913
2,990		Baxter International, Inc.	112,573
1,270		Becton Dickinson & Co.	76,302
3,030	@	Boston Scientific Corp.	74,205
530		CR Bard, Inc.	34,938
1,760		Guidant Corp.	113,960
15,110		Johnson & Johnson	908,111

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 3

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
6,300		Medtronic, Inc.	$362,691
1,850	@	St. Jude Medical, Inc.	92,870
1,500		Stryker Corp.	66,645
			1,874,208
		Healthcare — Services: 0.8%
2,540		Aetna, Inc.	239,547
1,290	@	Coventry Health Care, Inc.	73,478
1,300	@	Humana, Inc.	70,629
100	@	Laboratory Corp. of America Holdings	5,385
420		Quest Diagnostics	21,622
8,650		UnitedHealth Group, Inc.	537,511
5,500	@	WellPoint, Inc.	438,845
			1,387,017
		Home Builders: 0.0%
700		Lennar Corp.	42,714
			42,714
		Home Furnishings: 0.0%
200		Whirlpool Corp.	16,752
			16,752
		Household Products/ Wares: 0.1%
950		Clorox Co.	54,045
800		Fortune Brands, Inc.	62,416
2,550		Kimberly-Clark Corp.	152,107
			268,568
		Housewares: 0.0%
1,400		Newell Rubbermaid, Inc.	33,292
			33,292
		Insurance: 1.8%
1,510	@@	ACE Ltd.	80,694
2,420		Aflac, Inc.	112,336
3,400		Allstate Corp.	183,838
640		AMBAC Financial Group, Inc.	49,318
13,490		American International Group, Inc.	920,423
1,600		AON Corp.	57,520
1,770		Chubb Corp.	172,840
660		Cigna Corp.	73,722
1,076		Cincinnati Financial Corp.	48,076
1,900		Genworth Financial, Inc.	65,702
1,600		Hartford Financial Services Group, Inc.	137,424
680		Jefferson-Pilot Corp.	38,712
1,310		Lincoln National Corp.	69,469
690		Loews Corp.	65,446
2,007		Marsh & McLennan Cos., Inc.	63,742
880		MBIA, Inc.	52,941
5,490		Metlife, Inc.	269,010
480		MGIC Investment Corp.	31,594
1,990		Principal Financial Group	94,386
1,060		Progressive Corp.	123,787
4,040		Prudential Financial, Inc.	295,688
760		Safeco Corp.	42,940
3,480		St. Paul Cos.	155,452
680		Torchmark Corp.	37,808
1,300		UnumProvident Corp.	29,575
180	@@	XL Capital Ltd.	12,128
			3,284,571
		Internet: 0.3%
2,100	@	Amazon.com, Inc.	99,015
5,750	@	eBay, Inc.	248,687
850	@	Monster Worldwide, Inc.	34,697
5,517	@	Symantec Corp.	96,547
1,300	@	Yahoo!, Inc.	50,934
			529,880
		Iron/ Steel: 0.1%
1,320		Nucor Corp.	88,070
570		United States Steel Corp.	27,400
			115,470
		Leisure Time: 0.1%
740		Brunswick Corp.	30,088
2,500		Carnival Corp.	133,675
1,450		Harley-Davidson, Inc.	74,660
100		Sabre Holdings Corp.	2,411
			240,834
		Lodging: 0.1%
1,790		Hilton Hotels Corp.	43,157
850		Marriott International, Inc.	56,925
1,170		Starwood Hotels & Resorts Worldwide, Inc.	74,716
			174,798
		Machinery — Diversified: 0.0%
50		Cummins, Inc.	4,486
1,030		Rockwell Automation, Inc.	60,935
			65,421
		Media: 0.9%
2,900		Clear Channel Communications, Inc.	91,205
11,400	@	Comcast Corp.	295,944
240		Gannett Co., Inc.	14,537
3,500		McGraw-Hill Cos, Inc.	180,705
370		Meredith Corp.	19,366
830		New York Times Co.	21,954
13,750		News Corp., Inc.	213,812
24,340		Time Warner, Inc.	424,490
250		Tribune Co.	7,565
1,200	@	Univision Communications, Inc.	35,268
8,260		Viacom, Inc.	269,276
2,040		Walt Disney Co.	48,899
			1,623,021
		Mining: 0.1%
1,650		Freeport-McMoRan Copper & Gold, Inc.	88,770
500		Newmont Mining Corp.	26,700
470		Phelps Dodge Corp.	67,619
			183,089
		Miscellaneous Manufacturing: 1.7%
5,270		3M Co.	408,425
540	@	Cooper Industries Ltd.	39,420
1,420		Danaher Corp.	79,208
1,160		Dover Corp.	46,968
730		Eaton Corp.	48,976
53,970		General Electric Co.	1,891,648
4,430		Honeywell International, Inc.	165,017
1,060		Illinois Tool Works, Inc.	93,269
1,760	@@	Ingersoll-Rand Co.	71,051
530		ITT Industries, Inc.	54,495
760		Parker Hannifin Corp.	50,130
840		Textron, Inc.	64,663
			3,013,270
		Office/ Business Equipment: 0.1%
1,310		Pitney Bowes, Inc.	55,347
4,820	@	Xerox Corp.	70,613
			125,960

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 3

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 3.1%
420		Amerada Hess Corp.	$53,264
1,130		Anadarko Petroleum Corp.	107,067
1,440		Apache Corp.	98,669
2,840		Burlington Resources, Inc.	244,808
10,517		ChevronTexaco Corp.	597,050
8,550		ConocoPhillips	497,439
3,460		Devon Energy Corp.	216,388
1,220		EOG Resources, Inc.	89,511
50,100		Exxon Mobil Corp.	2,814,117
570		Kerr-McGee Corp.	51,790
1,710		Marathon Oil Corp.	104,259
800		Murphy Oil Corp.	43,192
800	@,@@	Nabors Industries Ltd.	60,600
150	@	Noble Corp.	10,581
1,860		Occidental Petroleum Corp.	148,577
500		Rowan Cos., Inc.	17,820
1,100		Sunoco, Inc.	86,218
1,400	@	Transocean, Inc.	97,566
4,700		Valero Energy Corp.	242,520
			5,581,436
		Oil & Gas Services: 0.2%
300		Baker Hughes, Inc.	18,234
2,400		Halliburton Co.	148,704
2,700		Schlumberger Ltd.	262,305
			429,243
		Packaging & Containers: 0.0%
740		Ball Corp.	29,393
480	@	Sealed Air Corp.	26,962
			56,355
		Pharmaceuticals: 1.7%
8,100		Abbott Laboratories	319,383
670		Allergan, Inc.	72,333
2,100		AmerisourceBergen Corp.	86,940
2,000		Bristol-Myers Squibb Co.	45,960
2,140		Cardinal Health, Inc.	147,125
2,340	@	Caremark Rx, Inc.	121,189
940	@	Express Scripts, Inc.	78,772
1,600	@	Forest Laboratories, Inc.	65,088
2,300	@	Gilead Sciences, Inc.	121,049
1,350	@	Hospira, Inc.	57,753
2,310	@	King Pharmaceuticals, Inc.	39,085
1,550	@	Medco Health Solutions, Inc.	86,490
15,040		Merck & Co., Inc.	478,422
1,100		Mylan Laboratories	21,956
38,380		Pfizer, Inc.	895,022
7,650		Schering-Plough Corp.	159,502
700	@	Watson Pharmaceuticals, Inc.	22,757
6,680		Wyeth	307,748
			3,126,574
		Pipelines: 0.1%
600		El Paso Corp.	7,296
460		Kinder Morgan, Inc.	42,297
2,470		Williams Cos., Inc.	57,230
			106,823
		Real Estate Investment Trust: 0.2%
700		Apartment Investment & Management Co.	26,509
1,100		Archstone-Smith Trust	46,079
2,100		Equity Office Properties Trust	63,693
300		Prologis	14,016
600		Public Storage, Inc.	40,632
1,070		Simon Property Group LP	81,994
100		Vornado Realty Trust	8,347
			281,270
		Retail: 2.0%
1,100	@	Autonation, Inc.	23,903
200	@	Autozone, Inc.	18,350
1,390	@	Bed Bath & Beyond, Inc.	50,248
2,825		Best Buy Co., Inc.	122,831
1,350		Circuit City Stores, Inc.	30,496
2,580		Costco Wholesale Corp.	127,633
1,320		Darden Restaurants, Inc.	51,322
1,400		Dollar General Corp.	26,698
400		Family Dollar Stores, Inc.	9,916
1,832		Federated Department Stores	121,517
3,920		Gap, Inc.	69,149
11,190		Home Depot, Inc.	452,971
1,800		JC Penney Co., Inc.	100,080
400	@	Kohl’s Corp.	19,440
330		Limited Brands	7,375
3,990		Lowe’s Cos., Inc.	265,973
8,630		McDonald’s Corp.	291,004
2,000		Nordstrom, Inc.	74,800
1,470	@	Office Depot, Inc.	46,158
490	@	Sears Holding Corp.	56,610
5,105		Staples, Inc.	115,935
4,380	@	Starbucks Corp.	131,444
4,560		Target Corp.	250,663
400		Tiffany & Co.	15,316
2,370		TJX Cos., Inc.	55,055
12,970		Wal-Mart Stores, Inc.	606,996
5,180		Walgreen Co.	229,267
700		Wendy’s International, Inc.	38,682
2,030		Yum! Brands, Inc.	95,166
			3,504,998
		Savings & Loans: 0.2%
1,410		Golden West Financial Corp.	93,060
5,123		Washington Mutual, Inc.	222,850
			315,910
		Semiconductors: 1.4%
1,940	@	Altera Corp.	35,948
1,870		Analog Devices, Inc.	67,077
8,010		Applied Materials, Inc.	143,699
1,500	@	Broadcom Corp.	70,725
2,109	@	Freescale Semiconductor, Inc.	53,084
51,980		Intel Corp.	1,297,421
1,080		Kla-Tencor Corp.	53,276
1,280		Linear Technology Corp.	46,170
1,800	@	LSI Logic Corp.	14,400
1,540		Maxim Integrated Products	55,810
3,100	@	Micron Technology, Inc.	41,261
2,850		National Semiconductor Corp.	74,043
150	@	Novellus Systems, Inc.	3,618
1,150	@	Nvidia Corp.	42,044
650	@	QLogic Corp.	21,131
13,630		Texas Instruments, Inc.	437,114
			2,456,821
		Software: 1.4%
2,510		Adobe Systems, Inc.	92,770
1,550		Autodesk, Inc.	66,572
3,960		Automatic Data Processing, Inc.	181,724
1,570	@	BMC Software, Inc.	32,169
1,140	@	Citrix Systems, Inc.	32,809
2,440		Computer Associates International, Inc.	68,784
3,650	@	Compuware Corp.	32,740
1,470	@	Electronic Arts, Inc.	76,896
3,940		First Data Corp.	169,459
1,210	@	Fiserv, Inc.	52,357
1,360		IMS Health, Inc.	33,891
1,480	@	Intuit, Inc.	78,884
650	@	Mercury Interactive Corp.	18,063
46,870		Microsoft Corp.	1,225,650
3,250	@	Novell, Inc.	28,697

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 3

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
19,630	@	Oracle Corp.	$239,682
2,540	@	Parametric Technology Corp.	15,494
2,060		Siebel Systems, Inc.	21,795
			2,468,436
		Telecommunications: 2.0%
1,950		Alltel Corp.	123,045
27,008		AT&T, Inc.	661,426
1,650	@	Avaya, Inc.	17,605
9,600		BellSouth Corp.	260,160
1,160		CenturyTel, Inc.	38,466
33,240	@	Cisco Systems, Inc.	569,069
1,320	@	Comverse Technology, Inc.	35,099
7,670	@	Corning, Inc.	150,792
21,380		Motorola, Inc.	482,974
8,540		Qualcomm, Inc.	367,903
1,240		Scientific-Atlanta, Inc.	53,407
15,235		Sprint Corp. — FON Group	355,890
1,340	@	Tellabs, Inc.	14,606
14,450		Verizon Communications, Inc.	435,234
			3,565,676
		Textiles: 0.0%
1,020		Cintas Corp.	42,004
			42,004
		Toys/Games/Hobbies: 0.0%
1,140		Hasbro, Inc.	23,005
450		Mattel, Inc.	7,119
			30,124
		Transportation: 0.5%
2,070		Burlington Northern Santa Fe Corp.	146,597
1,110		CSX Corp.	56,355
1,600		FedEx Corp.	165,424
3,270		Norfolk Southern Corp.	146,594
300		Union Pacific Corp.	24,153
5,800		United Parcel Service, Inc.	435,870
			974,993
		Total Common Stock (Cost $56,392,886)	59,889,044

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 60.0%
		Federal Home Loan Mortgage Corporation: 35.0%
$70,000,000		4.930%, due 03/15/09	$60,325,930
2,875,000		4.750%, due 03/15/09	2,477,673
			62,803,603
		Federal National Mortgage Association: 25.0%
50,600,000		4.730%, due 06/15/09	43,128,252
2,091,000		4.750%, due 06/15/09	1,781,308
			44,909,560
		Total U.S. Government Agency Obligations (Cost $113,711,236)	107,713,163
U.S. TREASURY OBLIGATIONS: 6.1%
		U.S. Treasury STRIP: 6.1%
12,486,000		4.430%, due 11/15/08	11,023,202
		Total U.S. Treasury Obligations (Cost $11,013,135)	11,023,202
		Total Long-Term Investments (Cost $181,117,257)	178,625,409
SHORT-TERM INVESTMENTS: 0.6%
		Repurchase Agreement: 0.6%
1,040,000		Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $1,040,491 to be received upon repurchase (Collateralized by $1,079,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $1,061,070, due 09/15/08)	1,040,000

		Total Short-Term Investments (Cost $1,040,000)	1,040,000

	Total Investments in Securities (Cost $182,157,257)*	100.1%	$179,665,409
	Other Assets and Liabilities-Net	(0.1)	(263,406)
	Net Assets	100.0%	$179,402,003

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $183,857,975. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$ 3,477,305
Gross Unrealized Depreciation	(7,669,871)
Net Unrealized Depreciation	$(4,192,566)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 4

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 42.9%
		Advertising: 0.1%
1,050	@	Interpublic Group of Cos., Inc.	$10,133
500		Omnicom Group	42,565
			52,698
		Aerospace/ Defense: 1.0%
2,850		Boeing Co.	200,184
750		General Dynamics Corp.	85,538
250		Goodrich Corp.	10,275
350		L-3 Communications Holdings, Inc.	26,023
1,660		Lockheed Martin Corp.	105,626
940		Northrop Grumman Corp.	56,503
1,559		Raytheon Co.	62,594
750		Rockwell Collins, Inc.	34,853
2,750		United Technologies Corp.	153,753
			735,349
		Agriculture: 0.8%
5,400		Altria Group, Inc.	403,488
3,040		Archer-Daniels-Midland Co.	74,966
770		Monsanto Co.	59,698
300		Reynolds America, Inc.	28,599
400		UST, Inc.	16,332
			583,083
		Airlines: 0.0%
1,800		Southwest Airlines Co.	29,574
			29,574
		Apparel: 0.3%
1,840	@	Coach, Inc.	61,346
350		Jones Apparel Group, Inc.	10,752
400		Liz Claiborne, Inc.	14,328
720		Nike, Inc.	62,489
200		Reebok International Ltd.	11,646
460		VF Corp.	25,456
			186,017
		Auto Manufacturers: 0.1%
8,100		Ford Motor Co.	62,532
250	@	Navistar International Corp.	7,155
			69,687
		Auto Parts & Equipment: 0.1%
840	@	Goodyear Tire & Rubber Co.	14,599
500		Johnson Controls, Inc.	36,455
			51,054
		Banks: 2.8%
1,150		AmSouth Bancorp.	30,142
14,050		Bank of America Corp.	648,408
2,100		Bank of New York	66,885
1,935		BB&T Corp.	81,096
450		Comerica, Inc.	25,542
350		Compass Bancshares, Inc.	16,902
150		First Horizon National Corp.	5,766
550		Huntington Bancshares, Inc.	13,063
1,050		Keycorp	34,577
250		M&T Bank Corp.	27,263
700		Marshall & Ilsley Corp.	30,128
1,100		Mellon Financial Corp.	37,675
1,490		National City Corp.	50,019
500		Northern Trust Corp.	25,910
1,000		PNC Financial Services Group, Inc.	61,830
1,200		Regions Financial Corp.	40,992
850		State Street Corp.	47,124
950		SunTrust Banks, Inc.	69,122
613		Synovus Financial Corp.	16,557
5,050		US BanCorp.	150,945
4,251		Wachovia Corp.	224,708
4,450		Wells Fargo & Co.	279,594
300		Zions Bancorporation	22,668
			2,006,916
		Beverages: 1.4%
2,050		Anheuser-Busch Cos., Inc.	88,068
200		Brown-Forman Corp.	13,864
9,200		Coca-Cola Co.	370,852
850		Coca-Cola Enterprises, Inc.	16,295
500	@	Constellation Brands, Inc.	13,115
600		Pepsi Bottling Group, Inc.	17,166
7,390		PepsiCo, Inc.	436,601
			955,961
		Biotechnology: 0.5%
3,300	@	Amgen, Inc.	260,238
200	@	Biogen Idec, Inc.	9,066
300	@	Chiron Corp.	13,338
700	@	Genzyme Corp.	49,546
100	@	Millipore Corp.	6,604
			338,792
		Building Materials: 0.1%
490		American Standard Cos., Inc.	19,576
1,150		Masco Corp.	34,719
300		Vulcan Materials Co.	20,325
			74,620
		Chemicals: 0.7%
550		Air Products & Chemicals, Inc.	32,555
2,650		Dow Chemical Co.	116,123
200		Eastman Chemical Co.	10,318
600		Ecolab, Inc.	21,762
2,450		EI Du Pont de Nemours & Co.	104,125
350		Engelhard Corp.	10,553
400		International Flavors & Fragrances, Inc.	13,400
810		PPG Industries, Inc.	46,899
1,000		Praxair, Inc.	52,960
550		Rohm & Haas Co.	26,631
350		Sherwin-Williams Co.	15,897
200		Sigma-Aldrich Corp.	12,658
			463,881
		Commercial Services: 0.4%
1	@	CCE Spinco, Inc.	7
2,701		Cendant Corp.	46,592
610		Equifax, Inc.	23,192
1,450		H&R Block, Inc.	35,598
1,450		McKesson Corp.	74,806
700		Moody’s Corp.	42,994
1,000		Paychex, Inc.	38,120
400		Robert Half International, Inc.	15,156
550		RR Donnelley & Sons Co.	18,816
			295,281

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 4

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers: 1.9%
350	@	Affiliated Computer Services, Inc.	$20,713
3,720	@	Apple Computer, Inc.	267,431
100	@	Computer Sciences Corp.	5,064
10,500	@	Dell, Inc.	314,895
250		Electronic Data Systems Corp.	6,010
8,700	@	EMC Corp.	118,494
7,700		Hewlett-Packard Co.	220,451
4,100		International Business Machines Corp.	337,020
300	@	Lexmark International, Inc.	13,449
700	@	NCR Corp.	23,758
950	@	Network Appliance, Inc.	25,650
1,790	@	Sun Microsystems, Inc.	7,500
1,100	@	Unisys Corp.	6,413
			1,366,848
		Cosmetics/ Personal Care: 0.9%
200		Alberto-Culver Co.	9,150
1,850		Colgate-Palmolive Co.	101,473
9,037		Procter & Gamble Co.	523,062
			633,685
		Distribution/ Wholesale: 0.1%
665		Genuine Parts Co.	29,207
250		WW Grainger, Inc.	17,775
			46,982
		Diversified Financial Services: 3.5%
3,400		American Express Co.	174,964
680		Ameriprise Financial, Inc.	27,880
280		Bear Stearns Cos, Inc.	32,348
800		Capital One Financial Corp.	69,120
2,700		Charles Schwab Corp.	39,609
700		CIT Group, Inc.	36,246
13,500		Citigroup, Inc.	655,155
300		Countrywide Financial Corp.	10,257
900	@	E*Trade Financial Corp.	18,774
2,650		Fannie Mae	129,347
150		Federated Investors, Inc.	5,556
400		Franklin Resources, Inc.	37,604
1,600		Goldman Sachs Group, Inc.	204,336
9,100		JPMorgan Chase & Co.	361,179
1,140		Lehman Brothers Holdings, Inc.	146,114
3,500		MBNA Corp.	95,025
3,250		Merrill Lynch & Co., Inc.	220,123
2,800		Morgan Stanley	158,872
1,050		SLM Corp.	57,845
350		T. Rowe Price Group, Inc.	25,211
			2,505,565
		Electric: 1.2%
1,800	@	AES Corp.	28,494
500	@	Allegheny Energy, Inc.	15,825
150		Ameren Corp.	7,686
1,150		American Electric Power Co., Inc.	42,654
1,000		CenterPoint Energy Resources Corp.	12,850
500		Cinergy Corp.	21,230
1,050	@	CMS Energy Corp.	15,236
600		Consolidated Edison, Inc.	27,798
500		Constellation Energy Group, Inc.	28,800
950		Dominion Resources, Inc.	73,340
500		DTE Energy Co.	21,595
2,500		Duke Energy Corp.	68,625
1,200		Edison International	52,332
1,000		FirstEnergy Corp.	48,990
1,100		FPL Group, Inc.	45,716
750		NiSource, Inc.	15,645
1,050		Pacific Gas & Electric Co.	38,976
300		Pinnacle West Capital Corp.	12,405
1,000		PPL Corp.	29,400
700		Progress Energy, Inc.	30,744
600		Public Service Enterprise Group, Inc.	38,982
2,000		Southern Co.	69,060
700		TECO Energy, Inc.	12,026
2,080		TXU Corp.	104,395
1,050		Xcel Energy, Inc.	19,383
			882,187
		Electrical Components & Equipment: 0.2%
500		American Power Conversion	11,000
1,450		Emerson Electric Co.	108,315
			119,315
		Electronics: 0.2%
1,800	@	Agilent Technologies, Inc.	59,922
500		Applera Corp. — Applied Biosystems Group	13,280
450	@	Jabil Circuit, Inc.	16,691
400		PerkinElmer, Inc.	9,424
1,300	@	Sanmina-SCI Corp.	5,538
4,770	@	Solectron Corp.	17,458
400	@	Thermo Electron Corp.	12,052
350	@	Waters Corp.	13,230
			147,595
		Engineering & Construction: 0.0%
200		Fluor Corp.	15,452
			15,452
		Entertainment: 0.0%
900		International Game Technology	27,702
			27,702
		Environmental Control: 0.1%
1,400		Waste Management, Inc.	42,490
			42,490
		Food: 0.5%
500		Campbell Soup Co.	14,885
1,350		ConAgra Foods, Inc.	27,378
1,300		General Mills, Inc.	64,116
550		Hershey Foods Corp.	30,388
1,000		HJ Heinz Co.	33,720
700		Kellogg Co.	30,254
1,800	@	Kroger Co.	33,984
350		McCormick & Co., Inc.	10,822
1,100		Safeway, Inc.	26,026
2,050		Sara Lee Corp.	38,745
550		Supervalu, Inc.	17,864
700		Tyson Foods, Inc.	11,970
550		WM Wrigley Jr. Co.	36,570
			376,722
		Forest Products & Paper: 0.2%
500		Louisiana-Pacific Corp.	13,735
500		MeadWestvaco Corp.	14,015
500		Plum Creek Timber Co., Inc.	18,025
400		Temple-Inland, Inc.	17,940
700		Weyerhaeuser Co.	46,438
			110,153
		Gas: 0.1%
150		Nicor, Inc.	5,897
750		Sempra Energy	33,630
			39,527

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 4

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Hand/ Machine Tools: 0.1%
360		Black & Decker Corp.	$31,306
100		Snap-On, Inc.	3,756
300		Stanley Works	14,412
			49,474
		Healthcare — Products: 1.4%
200		Bausch & Lomb, Inc.	13,580
1,550		Baxter International, Inc.	58,358
690		Becton Dickinson & Co.	41,455
1,600	@	Boston Scientific Corp.	39,184
350		CR Bard, Inc.	23,072
880		Guidant Corp.	56,980
7,800		Johnson & Johnson	468,780
3,200		Medtronic, Inc.	184,224
1,000	@	St. Jude Medical, Inc.	50,200
700		Stryker Corp.	31,101
			966,934
		Healthcare — Services: 1.0%
1,420		Aetna, Inc.	133,920
780	@	Coventry Health Care, Inc.	44,429
750	@	Humana, Inc.	40,748
100	@	Laboratory Corp. of America Holdings	5,385
200		Quest Diagnostics	10,296
4,390		UnitedHealth Group, Inc.	272,795
2,790	@	WellPoint, Inc.	222,614
			730,187
		Home Builders: 0.0%
400		Lennar Corp.	24,408
			24,408
		Home Furnishings: 0.0%
100		Whirlpool Corp.	8,376
			8,376
		Household Products/ Wares: 0.2%
400		Clorox Co.	22,756
400		Fortune Brands, Inc.	31,208
1,300		Kimberly-Clark Corp.	77,545
			131,509
		Housewares: 0.0%
950		Newell Rubbermaid, Inc.	22,591
			22,591
		Insurance: 2.4%
780	@@	ACE Ltd.	41,683
1,250		Aflac, Inc.	58,025
1,690		Allstate Corp.	91,378
300		AMBAC Financial Group, Inc.	23,118
6,850		American International Group, Inc.	467,375
1,000		AON Corp.	35,950
930		Chubb Corp.	90,814
320		Cigna Corp.	35,744
385		Cincinnati Financial Corp.	17,202
1,000		Genworth Financial, Inc.	34,580
800		Hartford Financial Services Group, Inc.	68,712
350		Jefferson-Pilot Corp.	19,925
750		Lincoln National Corp.	39,772
500		Loews Corp.	47,425
1,041		Marsh & McLennan Cos., Inc.	33,062
350		MBIA, Inc.	21,056
3,380		Metlife, Inc.	165,620
200		MGIC Investment Corp.	13,164
950		Principal Financial Group	45,058
470		Progressive Corp.	54,887
1,860		Prudential Financial, Inc.	136,133
300		Safeco Corp.	16,950
1,780		St. Paul Cos.	79,513
400		Torchmark Corp.	22,240
1,050		UnumProvident Corp.	23,887
60	@@	XL Capital Ltd.	4,043
			1,687,316
		Internet: 0.4%
1,100	@	Amazon.com, Inc.	51,865
3,000	@	eBay, Inc.	129,750
300	@	Monster Worldwide, Inc.	12,246
2,822	@	Symantec Corp.	49,385
700	@	Yahoo!, Inc.	27,426
			270,672
		Iron/ Steel: 0.1%
700		Nucor Corp.	46,704
500		United States Steel Corp.	24,035
			70,739
		Leisure Time: 0.2%
300		Brunswick Corp.	12,198
1,150		Carnival Corp.	61,490
700		Harley-Davidson, Inc.	36,043
350		Sabre Holdings Corp.	8,438
			118,169
		Lodging: 0.1%
1,250		Hilton Hotels Corp.	30,137
520		Marriott International, Inc.	34,824
550		Starwood Hotels & Resorts Worldwide, Inc.	35,123
			100,084
		Machinery — Diversified: 0.1%
150		Cummins, Inc.	13,459
450		Rockwell Automation, Inc.	26,622
			40,081
		Media: 1.1%
1,500		Clear Channel Communications, Inc.	47,175
5,900	@	Comcast Corp.	153,164
100		Gannett Co., Inc.	6,057
1,620		McGraw-Hill Cos, Inc.	83,641
150		Meredith Corp.	7,851
350		New York Times Co.	9,257
6,450		News Corp., Inc.	100,297
12,600		Time Warner, Inc.	219,744
100		Tribune Co.	3,026
600	@	Univision Communications, Inc.	17,634
4,250		Viacom, Inc.	138,550
1,050		Walt Disney Co.	25,168
			811,564
		Mining: 0.2%
850		Freeport-McMoRan Copper & Gold, Inc.	45,730
300		Newmont Mining Corp.	16,020
300		Phelps Dodge Corp.	43,161
			104,911
		Miscellaneous Manufacturing: 2.1%
2,700		3M Co.	209,250
200	@	Cooper Industries Ltd.	14,600
750		Danaher Corp.	41,835
450		Dover Corp.	18,220
450		Eaton Corp.	30,190
27,350		General Electric Co.	958,617
2,350		Honeywell International, Inc.	87,537
500		Illinois Tool Works, Inc.	43,995

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 4

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
900	@@	Ingersoll-Rand Co.	$36,333
200		ITT Industries, Inc.	20,564
300		Parker Hannifin Corp.	19,788
350		Textron, Inc.	26,943
			1,507,872
		Office/ Business Equipment: 0.1%
600		Pitney Bowes, Inc.	25,350
2,900	@	Xerox Corp.	42,485
			67,835
		Oil & Gas: 4.0%
150		Amerada Hess Corp.	19,023
500		Anadarko Petroleum Corp.	47,375
750		Apache Corp.	51,390
1,550		Burlington Resources, Inc.	133,610
5,293		ChevronTexaco Corp.	300,484
4,350		ConocoPhillips	253,083
1,700		Devon Energy Corp.	106,318
750		EOG Resources, Inc.	55,027
25,400		Exxon Mobil Corp.	1,426,718
300		Kerr-McGee Corp.	27,258
900		Marathon Oil Corp.	54,873
400		Murphy Oil Corp.	21,596
400	@,@@	Nabors Industries Ltd.	30,300
50	@	Noble Corp.	3,527
900		Occidental Petroleum Corp.	71,892
200		Rowan Cos., Inc.	7,128
600		Sunoco, Inc.	47,028
700	@	Transocean, Inc.	48,783
2,400		Valero Energy Corp.	123,840
			2,829,253
		Oil & Gas Services: 0.3%
200		Baker Hughes, Inc.	12,156
1,250		Halliburton Co.	77,450
1,300		Schlumberger Ltd.	126,295
			215,901
		Packaging & Containers: 0.0%
400		Ball Corp.	15,888
200	@	Sealed Air Corp.	11,234
			27,122
		Pharmaceuticals: 2.2%
4,200		Abbott Laboratories	165,606
300		Allergan, Inc.	32,388
980		AmerisourceBergen Corp.	40,572
1,000		Bristol-Myers Squibb Co.	22,980
1,080		Cardinal Health, Inc.	74,250
1,160	@	Caremark Rx, Inc.	60,076
400	@	Express Scripts, Inc.	33,520
800	@	Forest Laboratories, Inc.	32,544
1,200	@	Gilead Sciences, Inc.	63,156
700	@	Hospira, Inc.	29,946
1,190	@	King Pharmaceuticals, Inc.	20,135
700	@	Medco Health Solutions, Inc.	39,060
7,700		Merck & Co., Inc.	244,937
600		Mylan Laboratories	11,976
19,300		Pfizer, Inc.	450,076
3,950		Schering-Plough Corp.	82,357
500	@	Watson Pharmaceuticals, Inc.	16,255
3,600		Wyeth	165,852
			1,585,686
		Pipelines: 0.1%
300		El Paso Corp.	3,648
200		Kinder Morgan, Inc.	18,390
1,150		Williams Cos., Inc.	26,645
			48,683
		Real Estate Investment Trust: 0.2%
300		Apartment Investment & Management Co.	11,361
550		Archstone-Smith Trust	23,039
1,100		Equity Office Properties Trust	33,363
150		Prologis	7,008
300		Public Storage, Inc.	20,316
550		Simon Property Group LP	42,146
100		Vornado Realty Trust	8,347
			145,580
		Retail: 2.5%
450	@	Autonation, Inc.	9,778
100	@	Autozone, Inc.	9,175
800	@	Bed Bath & Beyond, Inc.	28,920
1,475		Best Buy Co., Inc.	64,133
750		Circuit City Stores, Inc.	16,942
1,200		Costco Wholesale Corp.	59,364
650		Darden Restaurants, Inc.	25,272
750		Dollar General Corp.	14,302
200		Family Dollar Stores, Inc.	4,958
933		Federated Department Stores	61,886
2,050		Gap, Inc.	36,162
5,770		Home Depot, Inc.	233,570
900		JC Penney Co., Inc.	50,040
200	@	Kohl’s Corp.	9,720
200		Limited Brands	4,470
2,100		Lowe’s Cos., Inc.	139,986
4,350		McDonald’s Corp.	146,682
1,000		Nordstrom, Inc.	37,400
800	@	Office Depot, Inc.	25,120
260	@	Sears Holding Corp.	30,038
2,600		Staples, Inc.	59,046
2,200	@	Starbucks Corp.	66,022
2,400		Target Corp.	131,928
200		Tiffany & Co.	7,658
1,100		TJX Cos., Inc.	25,553
6,500		Wal-Mart Stores, Inc.	304,200
2,600		Walgreen Co.	115,076
300		Wendy’s International, Inc.	16,578
1,000		Yum! Brands, Inc.	46,880
			1,780,859
		Savings & Loans: 0.2%
700		Golden West Financial Corp.	46,200
2,576		Washington Mutual, Inc.	112,056
			158,256
		Semiconductors: 1.6%
950	@	Altera Corp.	17,603
1,050		Analog Devices, Inc.	37,663
4,050		Applied Materials, Inc.	72,657
700	@	Broadcom Corp.	33,005
1,056	@	Freescale Semiconductor, Inc.	26,580
21,800		Intel Corp.	544,128
450		Kla-Tencor Corp.	22,198
750		Linear Technology Corp.	27,052
900	@	LSI Logic Corp.	7,200
800		Maxim Integrated Products	28,992
1,600	@	Micron Technology, Inc.	21,296
1,450		National Semiconductor Corp.	37,671
400	@	Novellus Systems, Inc.	9,648
500	@	Nvidia Corp.	18,280
300	@	QLogic Corp.	9,753
7,200		Texas Instruments, Inc.	230,904
			1,144,630
		Software: 1.8%
1,360		Adobe Systems, Inc.	50,266
800		Autodesk, Inc.	34,360
2,050		Automatic Data Processing, Inc.	94,074
950	@	BMC Software, Inc.	19,465
700	@	Citrix Systems, Inc.	20,146

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 4

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
1,250		Computer Associates International, Inc.	$35,237
1,300	@	Compuware Corp.	11,661
750	@	Electronic Arts, Inc.	39,232
2,000		First Data Corp.	86,020
500	@	Fiserv, Inc.	21,635
600		IMS Health, Inc.	14,952
750	@	Intuit, Inc.	39,975
250	@	Mercury Interactive Corp.	6,947
24,100		Microsoft Corp.	630,215
1,250	@	Novell, Inc.	11,037
10,000	@	Oracle Corp.	122,100
1,320	@	Parametric Technology Corp.	8,052
1,050		Siebel Systems, Inc.	11,109
			1,256,483
		Telecommunications: 2.6%
1,000		Alltel Corp.	63,100
13,735		AT&T, Inc.	336,370
200	@	Avaya, Inc.	2,134
4,950		BellSouth Corp.	134,145
350		CenturyTel, Inc.	11,606
17,100	@	Cisco Systems, Inc.	292,752
500	@	Comverse Technology, Inc.	13,295
3,950	@	Corning, Inc.	77,657
10,810		Motorola, Inc.	244,198
4,400		Qualcomm, Inc.	189,552
700		Scientific-Atlanta, Inc.	30,149
7,846		Sprint Corp. — FON Group	183,283
1,250	@	Tellabs, Inc.	13,625
7,400		Verizon Communications, Inc.	222,888
			1,814,754
		Textiles: 0.0%
500		Cintas Corp.	20,590
			20,590
		Toys/ Games/ Hobbies: 0.0%
800		Hasbro, Inc.	16,144
250		Mattel, Inc.	3,955
			20,099
		Transportation: 0.7%
1,050		Burlington Northern Santa Fe Corp.	74,361
540		CSX Corp.	27,416
750		FedEx Corp.	77,542
1,400		Norfolk Southern Corp.	62,762
150		Union Pacific Corp.	12,076
2,950		United Parcel Service, Inc.	221,692
			475,849
		Total Common Stock (Cost $28,358,578)	30,393,603

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 20.3%
		U.S. Treasury STRIP: 20.3%
$10,776,000	S	4.390%, due 05/15/09	$9,309,192
5,900,000	S	4.350%, due 08/15/09	5,047,232
		Total U.S. Treasury Obligations (Cost $14,602,521)	14,356,424
U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.1%
		Federal National Mortgage Association: 36.1%
30,000,000		4.730%, due 06/15/09	25,570,110
		Total U.S. Government Agency Obligations (Cost $25,670,725)	25,570,110
		Total Long-Term Investments (Cost $68,631,824)	70,320,137
SHORT-TERM INVESTMENTS: 0.8%
		Repurchase Agreement: 0.8%
593,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $593,279 to be received upon repurchase (Collateralized by $1,220,000 Resolution Funding Corporation, 9.375%, Market Value plus accrued interest $606,316, due 10/15/20)	593,000
		Total Short-Term Investments (Cost $593,000)	593,000

	Total Investments in Securities (Cost $69,224,824)*	100.1%	$70,913,137
	Other Assets and Liabilities-Net	(0.1)	(91,300)
	Net Assets	100.0%	$70,821,837

S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forwards currency exchange contracts
@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $69,766,402. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$ 2,416,114
Gross Unrealized Depreciation	(1,269,379)
Net Unrealized Appreciation	$ 1,146,735

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 5

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 75.2%
		Advertising: 0.1%
1,080	@	Interpublic Group of Cos., Inc.	$10,422
580		Omnicom Group	49,375
			59,797
		Aerospace/Defense: 1.8%
3,280		Boeing Co.	230,387
850		General Dynamics Corp.	96,943
340		Goodrich Corp.	13,974
350		L-3 Communications Holdings, Inc.	26,023
1,830		Lockheed Martin Corp.	116,443
1,010		Northrop Grumman Corp.	60,711
1,923		Raytheon Co.	77,208
760		Rockwell Collins, Inc.	35,317
2,980		United Technologies Corp.	166,612
			823,618
		Agriculture: 1.4%
6,180		Altria Group, Inc.	461,770
3,180		Archer-Daniels-Midland Co.	78,419
840		Monsanto Co.	65,125
350		Reynolds America, Inc.	33,366
640		UST, Inc.	26,131
			664,811
		Airlines: 0.1%
2,800		Southwest Airlines Co.	46,004
			46,004
		Apparel: 0.4%
1,960	@	Coach, Inc.	65,346
440		Jones Apparel Group, Inc.	13,517
440		Liz Claiborne, Inc.	15,761
720		Nike, Inc.	62,489
240		Reebok International Ltd.	13,975
420		VF Corp.	23,243
			194,331
		Auto Manufacturers: 0.2%
9,870		Ford Motor Co.	76,196
300	@	Navistar International Corp.	8,586
			84,782
		Auto Parts & Equipment: 0.1%
700	@	Goodyear Tire & Rubber Co.	12,166
640		Johnson Controls, Inc.	46,662
			58,828
		Banks: 4.9%
990		AmSouth Bancorp.	25,948
16,140		Bank of America Corp.	744,861
2,230		Bank of New York	71,026
2,205		BB&T Corp.	92,412
690		Comerica, Inc.	39,164
350		Compass Bancshares, Inc.	16,902
150		First Horizon National Corp.	5,766
650		Huntington Bancshares, Inc.	15,438
1,280		Keycorp	42,150
260		M&T Bank Corp.	28,353
680		Marshall & Ilsley Corp.	29,267
1,190		Mellon Financial Corp.	40,758
1,820		National City Corp.	61,097
530		Northern Trust Corp.	27,465
1,150		PNC Financial Services Group, Inc.	71,105
1,400		Regions Financial Corp.	47,824
1,040		State Street Corp.	57,658
1,040		SunTrust Banks, Inc.	75,670
666		Synovus Financial Corp.	17,989
5,770		US BanCorp.	172,465
4,947		Wachovia Corp.	261,498
5,270		Wells Fargo & Co.	331,114
230		Zions Bancorporation	17,379
			2,293,309
		Beverages: 2.4%
2,490		Anheuser-Busch Cos., Inc.	106,970
260		Brown-Forman Corp.	18,023
10,800		Coca-Cola Co.	435,348
840		Coca-Cola Enterprises, Inc.	16,103
500	@	Constellation Brands, Inc.	13,115
440		Pepsi Bottling Group, Inc.	12,588
8,650		PepsiCo, Inc.	511,042
			1,113,189
		Biotechnology: 0.8%
3,680	@	Amgen, Inc.	290,205
200	@	Biogen Idec, Inc.	9,066
300	@	Chiron Corp.	13,338
710	@	Genzyme Corp.	50,254
150	@	Millipore Corp.	9,906
			372,769
		Building Materials: 0.2%
530		American Standard Cos., Inc.	21,174
1,250		Masco Corp.	37,738
340		Vulcan Materials Co.	23,035
			81,947
		Chemicals: 1.1%
680		Air Products & Chemicals, Inc.	40,249
2,980		Dow Chemical Co.	130,584
240		Eastman Chemical Co.	12,382
700		Ecolab, Inc.	25,389
2,920		EI Du Pont de Nemours & Co.	124,100
390		Engelhard Corp.	11,759
230		International Flavors & Fragrances, Inc.	7,705
1,000		PPG Industries, Inc.	57,900
1,000		Praxair, Inc.	52,960
400		Rohm & Haas Co.	19,368
440		Sherwin-Williams Co.	19,985
310		Sigma-Aldrich Corp.	19,620
			522,001
		Commercial Services: 0.7%
3,171		Cendant Corp.	54,700
690		Equifax, Inc.	26,234
1,760		H&R Block, Inc.	43,208
1,560		McKesson Corp.	80,480
720		Moody’s Corp.	44,222
960		Paychex, Inc.	36,595
710		Robert Half International, Inc.	26,902
680		RR Donnelley & Sons Co.	23,263
			335,604
		Computers: 3.8%
300	@	Affiliated Computer Services, Inc.	17,754
4,280	@	Apple Computer, Inc.	307,689
140	@	Computer Sciences Corp.	7,090
12,410	@	Dell, Inc.	372,176
300		Electronic Data Systems Corp.	7,212
10,220	@	EMC Corp.	139,196
14,880		Hewlett-Packard Co.	426,014
4,860		International Business Machines Corp.	399,492
350	@	Lexmark International, Inc.	15,691
660	@	NCR Corp.	22,400
890	@	Network Appliance, Inc.	24,030

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 5

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
2,020	@	Sun Microsystems, Inc.	$8,464
1,200	@	Unisys Corp.	6,996
			1,754,204
		Cosmetics/ Personal Care: 1.6%
10		Alberto-Culver Co.	458
2,250		Colgate-Palmolive Co.	123,413
10,442		Procter & Gamble Co.	604,383
			728,254
		Distribution/ Wholesale: 0.1%
680		Genuine Parts Co.	29,866
260		WW Grainger, Inc.	18,486
			48,352
		Diversified Financial Services: 6.1%
3,920		American Express Co.	201,723
684		Ameriprise Financial, Inc.	28,044
310		Bear Stearns Cos, Inc.	35,814
790		Capital One Financial Corp.	68,256
3,200		Charles Schwab Corp.	46,944
750		CIT Group, Inc.	38,835
15,450		Citigroup, Inc.	749,789
400		Countrywide Financial Corp.	13,676
900	@	E*Trade Financial Corp.	18,774
2,830		Fannie Mae	138,132
150		Federated Investors, Inc.	5,556
450		Franklin Resources, Inc.	42,305
1,910		Goldman Sachs Group, Inc.	243,926
10,500		JPMorgan Chase & Co.	416,745
1,380		Lehman Brothers Holdings, Inc.	176,875
3,700		MBNA Corp.	100,455
3,690		Merrill Lynch & Co., Inc.	249,924
3,220		Morgan Stanley	182,703
1,200		SLM Corp.	66,108
350		T. Rowe Price Group, Inc.	25,211
			2,849,795
		Electric: 2.1%
1,950	@	AES Corp.	30,869
500	@	Allegheny Energy, Inc.	15,825
110		Ameren Corp.	5,636
1,230		American Electric Power Co., Inc.	45,621
900		CenterPoint Energy Resources Corp.	11,565
600		Cinergy Corp.	25,476
1,050	@	CMS Energy Corp.	15,236
650		Consolidated Edison, Inc.	30,115
610		Constellation Energy Group, Inc.	35,136
950		Dominion Resources, Inc.	73,340
600		DTE Energy Co.	25,914
2,930		Duke Energy Corp.	80,429
1,380		Edison International	60,182
1,050		FirstEnergy Corp.	51,440
1,100		FPL Group, Inc.	45,716
700		NiSource, Inc.	14,602
1,240		Pacific Gas & Electric Co.	46,029
300		Pinnacle West Capital Corp.	12,405
1,380		PPL Corp.	40,572
800		Progress Energy, Inc.	35,136
650		Public Service Enterprise Group, Inc.	42,230
2,350		Southern Co.	81,145
650		TECO Energy, Inc.	11,167
2,420		TXU Corp.	121,460
1,110		Xcel Energy, Inc.	20,491
			977,737
		Electrical Components & Equipment: 0.3%
500		American Power Conversion	11,000
1,650		Emerson Electric Co.	123,255
			134,255
		Electronics: 0.4%
1,830	@	Agilent Technologies, Inc.	60,921
750		Applera Corp. — Applied Biosystems Group	19,920
740	@	Jabil Circuit, Inc.	27,447
440		PerkinElmer, Inc.	10,366
1,400	@	Sanmina-SCI Corp.	5,964
5,030	@	Solectron Corp.	18,410
730	@	Thermo Electron Corp.	21,995
390	@	Waters Corp.	14,742
			179,765
		Engineering & Construction: 0.0%
300		Fluor Corp.	23,178
			23,178
		Entertainment: 0.1%
950		International Game Technology	29,241
			29,241
		Environmental Control: 0.1%
1,480		Waste Management, Inc.	44,918
			44,918
		Food: 1.0%
800		Campbell Soup Co.	23,816
1,450		ConAgra Foods, Inc.	29,406
1,480		General Mills, Inc.	72,994
600		Hershey Foods Corp.	33,150
1,450		HJ Heinz Co.	48,894
790		Kellogg Co.	34,144
1,910	@	Kroger Co.	36,061
500		McCormick & Co., Inc.	15,460
1,400		Safeway, Inc.	33,124
2,378		Sara Lee Corp.	44,944
610		Supervalu, Inc.	19,813
700		Tyson Foods, Inc.	11,970
630		WM Wrigley Jr. Co.	41,889
			445,665
		Forest Products & Paper: 0.2%
290		Louisiana-Pacific Corp.	7,966
580		MeadWestvaco Corp.	16,257
500		Plum Creek Timber Co., Inc.	18,025
310		Temple-Inland, Inc.	13,903
900		Weyerhaeuser Co.	59,706
			115,857
		Gas: 0.1%
150		Nicor, Inc.	5,896
730		Sempra Energy	32,733
			38,629
		Hand/ Machine Tools: 0.1%
200		Black & Decker Corp.	17,392
160		Snap-On, Inc.	6,010
310		Stanley Works	14,892
			38,294
		Healthcare — Products: 2.4%
160		Bausch & Lomb, Inc.	10,864
1,800		Baxter International, Inc.	67,770
710		Becton Dickinson & Co.	42,657
1,670	@	Boston Scientific Corp.	40,898
380		CR Bard, Inc.	25,050
1,050		Guidant Corp.	67,987

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 5

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
9,100		Johnson & Johnson	$546,910
3,820		Medtronic, Inc.	219,917
980	@	St. Jude Medical, Inc.	49,196
900		Stryker Corp.	39,987
			1,111,236
		Healthcare — Services: 1.7%
1,530		Aetna, Inc.	144,294
615	@	Coventry Health Care, Inc.	35,030
750	@	Humana, Inc.	40,747
50	@	Laboratory Corp. of America Holdings	2,692
220		Quest Diagnostics	11,326
5,120		UnitedHealth Group, Inc.	318,157
3,240	@	WellPoint, Inc.	258,520
			810,766
		Home Builders: 0.1%
400		Lennar Corp.	24,408
			24,408
		Home Furnishings: 0.0%
100		Whirlpool Corp.	8,376
			8,376
		Household Products/ Wares: 0.3%
480		Clorox Co.	27,307
500		Fortune Brands, Inc.	39,010
1,400		Kimberly-Clark Corp.	83,510
			149,827
		Housewares: 0.0%
800		Newell Rubbermaid, Inc.	19,024
			19,024
		Insurance: 4.2%
790	@@	ACE Ltd.	42,218
1,350		Aflac, Inc.	62,667
2,020		Allstate Corp.	109,221
350		AMBAC Financial Group, Inc.	26,971
7,920		American International Group, Inc.	540,382
1,050		AON Corp.	37,747
1,090		Chubb Corp.	106,438
390		Cigna Corp.	43,563
487		Cincinnati Financial Corp.	21,759
1,100		Genworth Financial, Inc.	38,038
810		Hartford Financial Services Group, Inc.	69,571
190		Jefferson-Pilot Corp.	10,817
890		Lincoln National Corp.	47,197
410		Loews Corp.	38,888
1,189		Marsh & McLennan Cos., Inc.	37,763
450		MBIA, Inc.	27,072
4,020		Metlife, Inc.	196,980
440		MGIC Investment Corp.	28,961
1,110		Principal Financial Group	52,647
580		Progressive Corp.	67,732
2,580		Prudential Financial, Inc.	188,830
370		Safeco Corp.	20,905
2,140		St. Paul Cos.	95,594
280		Torchmark Corp.	15,568
1,010		UnumProvident Corp.	22,977
130	@@	XL Capital Ltd.	8,759
			1,959,265
		Internet: 0.6%
1,200	@	Amazon.com, Inc.	56,580
3,180	@	eBay, Inc.	137,535
400	@	Monster Worldwide, Inc.	16,328
3,248	@	Symantec Corp.	56,840
630	@	Yahoo!, Inc.	24,683
			291,966
		Iron/ Steel: 0.2%
850		Nucor Corp.	56,712
300		United States Steel Corp.	14,421
			71,133
		Leisure Time: 0.3%
360		Brunswick Corp.	14,638
1,260		Carnival Corp.	67,372
890		Harley-Davidson, Inc.	45,826
360		Sabre Holdings Corp.	8,680
			136,516
		Lodging: 0.2%
960		Hilton Hotels Corp.	23,146
590		Marriott International, Inc.	39,512
560		Starwood Hotels & Resorts Worldwide, Inc.	35,762
			98,420
		Machinery — Diversified: 0.1%
480		Rockwell Automation, Inc.	28,397
			28,397
		Media: 2.0%
1,600		Clear Channel Communications, Inc.	50,320
6,920	@	Comcast Corp.	179,643
160		Gannett Co., Inc.	9,691
1,880		McGraw-Hill Cos, Inc.	97,064
160		Meredith Corp.	8,374
380		New York Times Co.	10,051
7,400		News Corp., Inc.	115,070
14,710		Time Warner, Inc.	256,542
200		Tribune Co.	6,052
700	@	Univision Communications, Inc.	20,573
5,020		Viacom, Inc.	163,652
1,280		Walt Disney Co.	30,682
			947,714
		Mining: 0.2%
1,020		Freeport-McMoRan Copper & Gold, Inc.	54,876
300		Newmont Mining Corp.	16,020
260		Phelps Dodge Corp.	37,406
			108,302
		Miscellaneous Manufacturing: 3.7%
3,090		3M Co.	239,475
310	@	Cooper Industries Ltd.	22,630
730		Danaher Corp.	40,719
580		Dover Corp.	23,484
510		Eaton Corp.	34,216
31,580		General Electric Co.	1,106,879
2,340		Honeywell International, Inc.	87,165
660		Illinois Tool Works, Inc.	58,073
1,020	@@	Ingersoll-Rand Co.	41,177
300		ITT Industries, Inc.	30,846
600		Leggett & Platt, Inc.	13,776
350		Parker Hannifin Corp.	23,086
390		Textron, Inc.	30,022
			1,751,548
		Office/ Business Equipment: 0.2%
680		Pitney Bowes, Inc.	28,730
2,950	@	Xerox Corp.	43,217
			71,947

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 5

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 7.0%
190		Amerada Hess Corp.	$24,096
630		Anadarko Petroleum Corp.	59,692
790		Apache Corp.	54,131
1,750		Burlington Resources, Inc.	150,850
6,125		ChevronTexaco Corp.	347,716
4,980		ConocoPhillips	289,736
2,110		Devon Energy Corp.	131,959
800		EOG Resources, Inc.	58,696
29,340		Exxon Mobil Corp.	1,648,028
340		Kerr-McGee Corp.	30,892
1,030		Marathon Oil Corp.	62,799
400		Murphy Oil Corp.	21,596
400	@,@@	Nabors Industries Ltd.	30,300
110	@	Noble Corp.	7,759
1,100		Occidental Petroleum Corp.	87,868
250		Rowan Cos., Inc.	8,910
600		Sunoco, Inc.	47,028
950	@	Transocean, Inc.	66,205
2,560		Valero Energy Corp.	132,096
			3,260,357
		Oil & Gas Services: 0.5%
200		Baker Hughes, Inc.	12,156
1,400		Halliburton Co.	86,744
1,600		Schlumberger Ltd.	155,440
			254,340
		Packaging & Containers: 0.1%
480		Ball Corp.	19,066
310	@	Sealed Air Corp.	17,413
			36,479
		Pharmaceuticals: 3.9%
4,900		Abbott Laboratories	193,207
480		Allergan, Inc.	51,821
1,020		AmerisourceBergen Corp.	42,228
1,100		Bristol-Myers Squibb Co.	25,278
1,260		Cardinal Health, Inc.	86,625
1,240	@	Caremark Rx, Inc.	64,220
620	@	Express Scripts, Inc.	51,956
1,100	@	Forest Laboratories, Inc.	44,748
1,390	@	Gilead Sciences, Inc.	73,156
710	@	Hospira, Inc.	30,374
1,040	@	King Pharmaceuticals, Inc.	17,597
710	@	Medco Health Solutions, Inc.	39,618
8,860		Merck & Co., Inc.	281,837
600		Mylan Laboratories	11,976
22,430		Pfizer, Inc.	523,068
4,100		Schering-Plough Corp.	85,485
350	@	Watson Pharmaceuticals, Inc.	11,378
4,240		Wyeth	195,337
			1,829,909
		Pipelines: 0.1%
400		El Paso Corp.	4,864
200		Kinder Morgan, Inc.	18,390
1,340		Williams Cos., Inc.	31,048
			54,302
		Real Estate Investment Trust: 0.4%
350		Apartment Investment & Management Co.	13,255
700		Archstone-Smith Trust	29,323
1,300		Equity Office Properties Trust	39,429
150		Prologis	7,008
300		Public Storage, Inc.	20,316
610		Simon Property Group LP	46,744
100		Vornado Realty Trust	8,347
			164,422
		Retail: 4.4%
550	@	Autonation, Inc.	11,951
200	@	Autozone, Inc.	18,350
950	@	Bed Bath & Beyond, Inc.	34,342
1,585		Best Buy Co., Inc.	68,916
880		Circuit City Stores, Inc.	19,879
1,440		Costco Wholesale Corp.	71,237
690		Darden Restaurants, Inc.	26,827
750		Dollar General Corp.	14,302
250		Family Dollar Stores, Inc.	6,197
989		Federated Department Stores	65,600
2,090		Gap, Inc.	36,868
6,710		Home Depot, Inc.	271,621
1,010		JC Penney Co., Inc.	56,156
200	@	Kohl’s Corp.	9,720
210		Limited Brands	4,693
2,470		Lowe’s Cos., Inc.	164,650
5,080		McDonald’s Corp.	171,298
1,100		Nordstrom, Inc.	41,140
1,190	@	Office Depot, Inc.	37,366
290	@	Sears Holding Corp.	33,504
3,095		Staples, Inc.	70,287
2,280	@	Starbucks Corp.	68,423
2,830		Target Corp.	155,565
200		Tiffany & Co.	7,658
1,490		TJX Cos., Inc.	34,613
7,580		Wal-Mart Stores, Inc.	354,744
3,030		Walgreen Co.	134,108
440		Wendy’s International, Inc.	24,314
1,090		Yum! Brands, Inc.	51,099
			2,065,428
		Savings & Loans: 0.4%
850		Golden West Financial Corp.	56,100
3,166		Washington Mutual, Inc.	137,721
			193,821
		Semiconductors: 3.1%
1,140	@	Altera Corp.	21,124
1,130		Analog Devices, Inc.	40,533
5,060		Applied Materials, Inc.	90,776
800	@	Broadcom Corp.	37,720
1,261	@	Freescale Semiconductor, Inc.	31,739
30,430		Intel Corp.	759,533
550		Kla-Tencor Corp.	27,131
780		Linear Technology Corp.	28,135
900	@	LSI Logic Corp.	7,200
800		Maxim Integrated Products	28,992
1,800	@	Micron Technology, Inc.	23,958
1,550		National Semiconductor Corp.	40,269
450	@	Novellus Systems, Inc.	10,854
550	@	Nvidia Corp.	20,108
400	@	QLogic Corp.	13,004
8,450		Texas Instruments, Inc.	270,991
			1,452,067
		Software: 3.1%
1,800		Adobe Systems, Inc.	66,528
820		Autodesk, Inc.	35,219
2,360		Automatic Data Processing, Inc.	108,300
1,030	@	BMC Software, Inc.	21,105
680	@	Citrix Systems, Inc.	19,570
1,340		Computer Associates International, Inc.	37,775
1,880	@	Compuware Corp.	16,864
980	@	Electronic Arts, Inc.	51,264
2,400		First Data Corp.	103,224
690	@	Fiserv, Inc.	29,856
700		IMS Health, Inc.	17,444
710	@	Intuit, Inc.	37,843
300	@	Mercury Interactive Corp.	8,337
27,510		Microsoft Corp.	719,386
1,840	@	Novell, Inc.	16,247

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 5

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
11,870	@	Oracle Corp.	$144,933
1,390	@	Parametric Technology Corp.	8,479
1,480		Siebel Systems, Inc.	15,658
			1,458,032
		Telecommunications: 4.5%
1,210		Alltel Corp.	76,351
15,802		AT&T, Inc.	386,991
230	@	Avaya, Inc.	2,454
5,800		BellSouth Corp.	157,180
460		CenturyTel, Inc.	15,254
19,500	@	Cisco Systems, Inc.	333,840
1,100		Citizens Communications Co.	13,453
610	@	Comverse Technology, Inc.	16,220
4,190	@	Corning, Inc.	82,375
12,490		Motorola, Inc.	282,149
5,120		Qualcomm, Inc.	220,570
610		Scientific-Atlanta, Inc.	26,273
9,233		Sprint Corp. — FON Group	215,683
1,530	@	Tellabs, Inc.	16,677
8,200		Verizon Communications, Inc.	246,984
			2,092,454
		Textiles: 0.0%
340		Cintas Corp.	14,001
			14,001
		Toys/ Games/ Hobbies: 0.1%
750		Hasbro, Inc.	15,135
1,090		Mattel, Inc.	17,244
			32,379
		Transportation: 1.2%
1,110		Burlington Northern Santa Fe Corp.	78,610
800		CSX Corp.	40,616
810		FedEx Corp.	83,746
1,790		Norfolk Southern Corp.	80,246
200		Union Pacific Corp.	16,102
3,270		United Parcel Service, Inc.	245,740
			545,060
		Total Common Stock (Cost $33,318,435)	35,101,030

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.3%
		Federal National Mortgage Association: 9.6%
$5,836,000		5.110%, due 11/15/11	$4,473,171
			4,473,171
		Other U.S. Agency Obligations: 5.7%
3,470,000		FICO STRIP, 5.160%, due 10/06/11	2,665,769
			2,665,769
		Total U.S. Government Agency Obligations (Cost $7,276,127)	7,138,940
U.S. TREASURY OBLIGATIONS: 8.6%
		U.S. Treasury STRIP: 8.6%
5,137,000		4.350%, due 08/15/11	4,033,537
		Total U.S. Treasury Obligations (Cost $4,070,756)	4,033,537
		Total Long-Term Investments (Cost $44,665,318)	46,273,507
SHORT-TERM INVESTMENTS: 1.0%
		Repurchase Agreement: 1.0%
469,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06 $469,220 to be received upon repurchase (Collateralized by $480,000 Federal Credit Savings Bureau, 5.650%, Market Value plus accrued interest $481,208, due 12/06/12)	469,000
		Total Short-Term Investments (Cost $469,000)	469,000

	Total Investments in Securities (Cost $45,134,318)*	100.1%	$46,742,507
	Other Assets and Liabilities-Net	(0.1)	(52,641)
	Net Assets	100.0%	$46,689,866

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $45,821,526. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$ 2,019,013
Gross Unrealized Depreciation	(1,098,032)
Net Unrealized Appreciation	$ 920,981

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 6

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 67.7%
		Advertising: 0.1%
3,358	@	Interpublic Group of Cos., Inc.	$32,405.00
1,136		Omnicom Group	96,708
			129,113
		Aerospace/ Defense: 1.6%
7,579		Boeing Co.	532,349
1,770		General Dynamics Corp.	201,868
882		Goodrich Corp.	36,250
699		L-3 Communications Holdings, Inc.	51,971
4,465		Lockheed Martin Corp.	284,108
2,519		Northrop Grumman Corp.	151,417
5,332		Raytheon Co.	214,080
1,670		Rockwell Collins, Inc.	77,605
7,410		United Technologies Corp.	414,293
			1,963,941
		Agriculture: 1.3%
14,300		Altria Group, Inc.	1,068,496
8,753		Archer-Daniels-Midland Co.	215,849
1,869		Monsanto Co.	144,904
908		Reynolds America, Inc.	86,560
1,174		UST, Inc.	47,934
			1,563,743
		Airlines: 0.1%
5,300		Southwest Airlines Co.	87,079
			87,079
		Apparel: 0.4%
4,918	@	Coach, Inc.	163,966
1,250		Jones Apparel Group, Inc.	38,400
1,127		Liz Claiborne, Inc.	40,369
1,744		Nike, Inc.	151,362
214		Reebok International Ltd.	12,461
983		VF Corp.	54,399
			460,957
		Auto Manufacturers: 0.1%
18,961		Ford Motor Co.	146,379
500	@	Navistar International Corp.	14,310
			160,689
		Auto Parts & Equipment: 0.1%
1,954	@	Goodyear Tire & Rubber Co.	33,961
1,297		Johnson Controls, Inc.	94,564
			128,525
		Banks: 4.4%
3,079		AmSouth Bancorp.	80,701
37,191		Bank of America Corp.	1,716,365
5,728		Bank of New York	182,437
5,080		BB&T Corp.	212,903
1,091		Comerica, Inc.	61,925
900		Compass Bancshares, Inc.	43,461
126		First Horizon National Corp.	4,843
1,601		Huntington Bancshares, Inc.	38,024
3,004		Keycorp	98,922
599		M&T Bank Corp.	65,321
1,399		Marshall & Ilsley Corp.	60,213
3,155		Mellon Financial Corp.	108,059
4,042		National City Corp.	135,690
1,351		Northern Trust Corp.	70,009
2,755		PNC Financial Services Group, Inc.	170,342
3,200		Regions Financial Corp.	109,312
2,378		State Street Corp.	131,836
2,671		SunTrust Banks, Inc.	194,342
1,830		Synovus Financial Corp.	49,428
13,559		US BanCorp.	405,279
11,248		Wachovia Corp.	594,569
11,567		Wells Fargo & Co.	726,755
808		Zions Bancorporation	61,052
			5,321,788
		Beverages: 2.1%
5,585		Anheuser-Busch Cos., Inc.	239,932
598		Brown-Forman Corp.	41,453
24,283		Coca-Cola Co.	978,848
2,754		Coca-Cola Enterprises, Inc.	52,794
1,400	@	Constellation Brands, Inc.	36,722
887		Pepsi Bottling Group, Inc.	25,377
19,457		PepsiCo, Inc.	1,149,520
			2,524,646
		Biotechnology: 0.8%
8,838	@	Amgen, Inc.	696,965
500	@	Biogen Idec, Inc.	22,665
800	@	Chiron Corp.	35,568
1,692	@	Genzyme Corp.	119,760
279	@	Millipore Corp.	18,425
			893,383
		Building Materials: 0.2%
1,405		American Standard Cos., Inc.	56,130
3,163		Masco Corp.	95,491
782		Vulcan Materials Co.	52,980
			204,601
		Chemicals: 1.1%
1,742		Air Products & Chemicals, Inc.	103,109
7,492		Dow Chemical Co.	328,299
605		Eastman Chemical Co.	31,212
1,700		Ecolab, Inc.	61,659
6,617		EI Du Pont de Nemours & Co.	281,222
384		Engelhard Corp.	11,578
726	@	Hercules, Inc.	8,204
815		International Flavors & Fragrances, Inc.	27,302
2,253		PPG Industries, Inc.	130,449
2,437		Praxair, Inc.	129,064
1,086		Rohm & Haas Co.	52,584
1,033		Sherwin-Williams Co.	46,919
646		Sigma-Aldrich Corp.	40,885
			1,252,486
		Commercial Services: 0.7%
7,161		Cendant Corp.	123,527
1,783		Equifax, Inc.	67,790
3,890		H&R Block, Inc.	95,499
4,194		McKesson Corp.	216,368
1,756		Moody’s Corp.	107,854
2,926		Paychex, Inc.	111,539
1,294		Robert Half International, Inc.	49,030
1,409		RR Donnelley & Sons Co.	48,202
			819,809
		Computers: 3.3%
800	@	Affiliated Computer Services, Inc.	47,344
9,656	@	Apple Computer, Inc.	694,170
236	@	Computer Sciences Corp.	11,951
28,043	@	Dell, Inc.	841,010
743		Electronic Data Systems Corp.	17,862
23,573	@	EMC Corp.	321,064
31,053		Hewlett-Packard Co.	889,047
11,270		International Business Machines Corp.	926,394
827	@	Lexmark International, Inc.	37,074
1,828	@	NCR Corp.	62,042
2,582	@	Network Appliance, Inc.	69,714

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 6

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
5,031	@	Sun Microsystems, Inc.	$21,080
2,881	@	Unisys Corp.	16,796
			3,955,548
		Cosmetics/ Personal Care: 1.4%
26		Alberto-Culver Co.	1,189
4,888		Colgate-Palmolive Co.	268,107
24,078		Procter & Gamble Co.	1,393,635
			1,662,931
		Distribution/ Wholesale: 0.1%
1,787		Genuine Parts Co.	78,485
605		WW Grainger, Inc.	43,015
			121,500
		Diversified Financial Services: 5.7%
8,778		American Express Co.	451,716
1,835		Ameriprise Financial, Inc.	75,235
1,006		Bear Stearns Cos, Inc.	116,223
1,881		Capital One Financial Corp.	162,518
8,000		Charles Schwab Corp.	117,360
1,826		CIT Group, Inc.	94,550
35,475		Citigroup, Inc.	1,721,602
860		Countrywide Financial Corp.	29,403
2,800	@	E*Trade Financial Corp.	58,408
6,898		Fannie Mae	336,691
690		Federated Investors, Inc.	25,558
856		Franklin Resources, Inc.	80,473
5,466		Goldman Sachs Group, Inc.	698,063
24,100		JPMorgan Chase & Co.	956,529
3,107		Lehman Brothers Holdings, Inc.	398,224
9,100		MBNA Corp.	247,065
8,602		Merrill Lynch & Co., Inc.	582,613
7,415		Morgan Stanley	420,727
3,118		SLM Corp.	171,771
741		T. Rowe Price Group, Inc.	53,374
			6,798,103
		Electric: 2.0%
4,626	@	AES Corp.	73,230
1,050	@	Allegheny Energy, Inc.	33,232
302		Ameren Corp.	15,474
3,015		American Electric Power Co., Inc.	111,826
2,550		CenterPoint Energy Resources Corp.	32,767
1,500		Cinergy Corp.	63,690
1,850	@	CMS Energy Corp.	26,843
1,866		Consolidated Edison, Inc.	86,452
1,405		Constellation Energy Group, Inc.	80,928
2,450		Dominion Resources, Inc.	189,140
1,400		DTE Energy Co.	60,466
6,985		Duke Energy Corp.	191,738
3,150		Edison International	137,371
2,642		FirstEnergy Corp.	129,432
2,948		FPL Group, Inc.	122,519
2,200		NiSource, Inc.	45,892
2,942		Pacific Gas & Electric Co.	109,207
800		Pinnacle West Capital Corp.	33,080
3,144		PPL Corp.	92,434
1,900		Progress Energy, Inc.	83,448
1,598		Public Service Enterprise Group, Inc.	103,822
5,357		Southern Co.	184,977
1,775		TECO Energy, Inc.	30,494
5,932		TXU Corp.	297,727
3,219		Xcel Energy, Inc.	59,423
			2,395,612
		Electrical Components & Equipment: 0.3%
1,200		American Power Conversion	26,400
3,841		Emerson Electric Co.	286,923
			313,323
		Electronics: 0.3%
4,816	@	Agilent Technologies, Inc.	160,325
1,921		Applera Corp. — Applied Biosystems Group	51,022
1,187	@	Jabil Circuit, Inc.	44,026
1,521		PerkinElmer, Inc.	35,835
4,100	@	Sanmina-SCI Corp.	17,466
9,170	@	Solectron Corp.	33,562
1,147	@	Thermo Electron Corp.	34,559
782	@	Waters Corp.	29,560
			406,355
		Engineering & Construction: 0.0%
600		Fluor Corp.	46,356
			46,356
		Entertainment: 0.1%
2,450		International Game Technology	75,411
			75,411
		Environmental Control: 0.1%
4,159		Waste Management, Inc.	126,226
			126,226
		Food: 0.9%
1,241		Campbell Soup Co.	36,945
3,665		ConAgra Foods, Inc.	74,326
3,326		General Mills, Inc.	164,038
1,183		Hershey Foods Corp.	65,361
3,248		HJ Heinz Co.	109,523
1,772		Kellogg Co.	76,586
5,192	@	Kroger Co.	98,025
1,005		McCormick & Co., Inc.	31,075
3,140		Safeway, Inc.	74,292
5,405		Sara Lee Corp.	102,154
1,810		Supervalu, Inc.	58,789
1,800		Tyson Foods, Inc.	30,780
1,394		WM Wrigley Jr. Co.	92,687
			1,014,581
		Forest Products & Paper: 0.2%
877		Louisiana-Pacific Corp.	24,091
1,451		MeadWestvaco Corp.	40,672
1,363		Plum Creek Timber Co., Inc.	49,136
804		Temple-Inland, Inc.	36,059
1,700		Weyerhaeuser Co.	112,778
			262,736
		Gas: 0.1%
502		Nicor, Inc.	19,734
1,890		Sempra Energy	84,748
			104,482
		Hand/ Machine Tools: 0.1%
586		Black & Decker Corp.	50,959
59		Snap-On, Inc.	2,216
748		Stanley Works	35,934
			89,109
		Healthcare — Products: 2.1%
525		Bausch & Lomb, Inc.	35,647
4,463		Baxter International, Inc.	168,032
1,904		Becton Dickinson & Co.	114,392
4,064	@	Boston Scientific Corp.	99,527
695		CR Bard, Inc.	45,814
1,975		Guidant Corp.	127,881

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 6

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
20,419		Johnson & Johnson	$1,227,182
8,786		Medtronic, Inc.	505,810
2,503	@	St. Jude Medical, Inc.	125,651
2,000		Stryker Corp.	88,860
			2,538,796
		Healthcare — Services: 1.5%
3,492		Aetna, Inc.	329,331
1,400	@	Coventry Health Care, Inc.	79,744
1,936	@	Humana, Inc.	105,183
194	@	Laboratory Corp. of America Holdings	10,447
104		Quest Diagnostics	5,354
11,710		UnitedHealth Group, Inc.	727,659
7,088	@	WellPoint, Inc.	565,552
			1,823,270
		Home Builders: 0.0%
800		Lennar Corp.	48,816
			48,816
		Home Furnishings: 0.0%
500		Whirlpool Corp.	41,880
			41,880
		Household Products/ Wares: 0.3%
1,066		Clorox Co.	60,645
928		Fortune Brands, Inc.	72,403
3,504		Kimberly-Clark Corp.	209,014
			342,062
		Housewares: 0.0%
2,145		Newell Rubbermaid, Inc.	51,008
			51,008
		Insurance: 3.7%
1,899	@@	ACE Ltd.	101,483
3,356		Aflac, Inc.	155,786
4,604		Allstate Corp.	248,938
715		AMBAC Financial Group, Inc.	55,098
17,863		American International Group, Inc.	1,218,792
2,600		AON Corp.	93,470
2,402		Chubb Corp.	234,555
753		Cigna Corp.	84,110
1,179		Cincinnati Financial Corp.	52,678
2,600		Genworth Financial, Inc.	89,908
1,962		Hartford Financial Services Group, Inc.	168,516
920		Jefferson-Pilot Corp.	52,376
1,644		Lincoln National Corp.	87,181
1,207		Loews Corp.	114,484
2,774		Marsh & McLennan Cos., Inc.	88,102
833		MBIA, Inc.	50,113
9,152		Metlife, Inc.	448,448
673		MGIC Investment Corp.	44,297
2,736		Principal Financial Group	129,768
1,353		Progressive Corp.	158,003
5,963		Prudential Financial, Inc.	436,432
799		Safeco Corp.	45,143
4,717		St. Paul Cos.	210,708
659		Torchmark Corp.	36,640
1,922		UnumProvident Corp.	43,725
200	@@	XL Capital Ltd.	13,476
			4,462,230
		Internet: 0.6%
2,900	@	Amazon.com, Inc.	136,735
7,584	@	eBay, Inc.	328,008
1,000	@	Monster Worldwide, Inc.	40,820
7,421	@	Symantec Corp.	129,867
1,826	@	Yahoo!, Inc.	71,543
			706,973
		Iron/ Steel: 0.1%
1,457		Nucor Corp.	97,211
833		United States Steel Corp.	40,042
			137,253
		Leisure Time: 0.2%
826		Brunswick Corp.	33,585
3,044		Carnival Corp.	162,763
1,736		Harley-Davidson, Inc.	89,387
51		Sabre Holdings Corp.	1,230
			286,965
		Lodging: 0.2%
2,239		Hilton Hotels Corp.	53,982
1,041		Marriott International, Inc.	69,716
1,365		Starwood Hotels & Resorts Worldwide, Inc.	87,169
			210,867
		Machinery — Diversified: 0.1%
104		Cummins, Inc.	9,332
1,158		Rockwell Automation, Inc.	68,507
			77,839
		Media: 1.9%
3,900		Clear Channel Communications, Inc.	122,655
15,886	@	Comcast Corp.	412,401
316		Gannett Co., Inc.	19,140
4,460		McGraw-Hill Cos, Inc.	230,270
414		Meredith Corp.	21,669
1,026		New York Times Co.	27,138
17,800		News Corp., Inc.	276,790
33,998		Time Warner, Inc.	592,925
411		Tribune Co.	12,437
1,700	@	Univision Communications, Inc.	49,963
11,481		Viacom, Inc.	374,281
2,994		Walt Disney Co.	71,766
			2,211,435
		Mining: 0.2%
1,700		Freeport-McMoRan Copper & Gold, Inc.	91,460
695		Phelps Dodge Corp.	99,990
			191,450
		Miscellaneous Manufacturing: 3.3%
7,050		3M Co.	546,375
603	@	Cooper Industries Ltd.	44,019
1,652		Danaher Corp.	92,149
1,407		Dover Corp.	56,969
918		Eaton Corp.	61,589
72,743		General Electric Co.	2,549,642
6,726		Honeywell International, Inc.	250,544
1,341		Illinois Tool Works, Inc.	117,995
2,282	@@	Ingersoll-Rand Co.	92,124
642		ITT Industries, Inc.	66,010
766		Parker Hannifin Corp.	50,525
864		Textron, Inc.	66,511
			3,994,452
		Office/ Business Equipment: 0.1%
1,821		Pitney Bowes, Inc.	76,937
6,527	@	Xerox Corp.	95,621
			172,558

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 6

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 6.2%
454		Amerada Hess Corp.	$57,576
1,331		Anadarko Petroleum Corp.	126,112
1,886		Apache Corp.	129,229
3,907		Burlington Resources, Inc.	336,783
14,181		ChevronTexaco Corp.	805,055
11,416		ConocoPhillips	664,183
4,980		Devon Energy Corp.	311,449
1,892		EOG Resources, Inc.	138,816
67,555		Exxon Mobil Corp.	3,794,564
577		Kerr-McGee Corp.	52,426
2,247		Marathon Oil Corp.	137,000
1,000		Murphy Oil Corp.	53,990
700	@,@@	Nabors Industries Ltd.	53,025
228	@	Noble Corp.	16,083
2,522		Occidental Petroleum Corp.	201,457
600		Rowan Cos., Inc.	21,384
1,410		Sunoco, Inc.	110,516
1,886	@	Transocean, Inc.	131,435
6,486		Valero Energy Corp.	334,678
			7,475,761
		Oil & Gas Services: 0.5%
400		Baker Hughes, Inc.	24,312
3,182		Halliburton Co.	197,157
3,600		Schlumberger Ltd.	349,740
			571,209
		Packaging & Containers: 0.1%
876		Ball Corp.	34,795
536	@	Sealed Air Corp.	30,107
			64,902
		Pharmaceuticals: 3.6%
11,200		Abbott Laboratories	441,616
983		Allergan, Inc.	106,125
2,506		AmerisourceBergen Corp.	103,748
3,000		Bristol-Myers Squibb Co.	68,940
2,923		Cardinal Health, Inc.	200,956
3,522	@	Caremark Rx, Inc.	182,404
1,750	@	Express Scripts, Inc.	146,650
2,343	@	Forest Laboratories, Inc.	95,313
3,141	@	Gilead Sciences, Inc.	165,311
1,909	@	Hospira, Inc.	81,667
3,219	@	King Pharmaceuticals, Inc.	54,465
1,928	@	Medco Health Solutions, Inc.	107,582
20,381		Merck & Co., Inc.	648,320
1,500		Mylan Laboratories	29,940
52,045		Pfizer, Inc.	1,213,689
10,000		Schering-Plough Corp.	208,500
850	@	Watson Pharmaceuticals, Inc.	27,634
9,674		Wyeth	445,681
			4,328,541
		Pipelines: 0.1%
900		El Paso Corp.	10,944
596		Kinder Morgan, Inc.	54,802
3,168		Williams Cos., Inc.	73,403
			139,149
		Real Estate Investment Trust: 0.3%
782		Apartment Investment & Management Co.	29,614
1,600		Archstone-Smith Trust	67,024
3,000		Equity Office Properties Trust	90,990
350		Prologis	16,352
600		Public Storage, Inc.	40,632
1,432		Simon Property Group LP	109,734
200		Vornado Realty Trust	16,694
			371,040
		Retail: 3.9%
1,250	@	Autonation, Inc.	27,163
250	@	Autozone, Inc.	22,938
2,368	@	Bed Bath & Beyond, Inc.	85,603
3,815		Best Buy Co., Inc.	165,876
1,978		Circuit City Stores, Inc.	44,683
3,274		Costco Wholesale Corp.	161,965
1,697		Darden Restaurants, Inc.	65,979
2,200		Dollar General Corp.	41,954
600		Family Dollar Stores, Inc.	14,874
2,549		Federated Department Stores	169,075
4,023		Gap, Inc.	70,966
14,661		Home Depot, Inc.	593,477
2,364		JC Penney Co., Inc.	131,438
550	@	Kohl’s Corp.	26,730
507		Limited Brands	11,331
5,623		Lowe’s Cos., Inc.	374,829
11,595		McDonald’s Corp.	390,983
2,502		Nordstrom, Inc.	93,575
1,979	@	Office Depot, Inc.	62,141
740	@	Sears Holding Corp.	85,492
6,912		Staples, Inc.	156,972
5,304	@	Starbucks Corp.	159,173
6,394		Target Corp.	351,478
500		Tiffany & Co.	19,145
3,188		TJX Cos., Inc.	74,057
17,140		Wal-Mart Stores, Inc.	802,152
6,969		Walgreen Co.	308,448
740		Wendy’s International, Inc.	40,892
2,746		Yum! Brands, Inc.	128,732
			4,682,121
		Savings & Loans: 0.3%
1,648		Golden West Financial Corp.	108,768
6,954		Washington Mutual, Inc.	302,499
			411,267
		Semiconductors: 2.8%
2,792	@	Altera Corp.	51,736
2,462		Analog Devices, Inc.	88,312
10,985		Applied Materials, Inc.	197,071
1,850	@	Broadcom Corp.	87,228
2,798	@	Freescale Semiconductor, Inc.	70,426
71,074		Intel Corp.	1,774,007
1,362		Kla-Tencor Corp.	67,187
1,946		Linear Technology Corp.	70,192
2,900	@	LSI Logic Corp.	23,200
2,282		Maxim Integrated Products	82,700
4,600	@	Micron Technology, Inc.	61,226
4,251		National Semiconductor Corp.	110,441
50	@	Novellus Systems, Inc.	1,206
1,450	@	Nvidia Corp.	53,012
726	@	QLogic Corp.	23,602
19,386		Texas Instruments, Inc.	621,709
			3,383,255
		Software: 2.8%
3,476		Adobe Systems, Inc.	128,473
2,022		Autodesk, Inc.	86,845
5,401		Automatic Data Processing, Inc.	247,852
2,645	@	BMC Software, Inc.	54,196
1,873	@	Citrix Systems, Inc.	53,905
3,611		Computer Associates International, Inc.	101,794
4,109	@	Compuware Corp.	36,858
1,971	@	Electronic Arts, Inc.	103,103
5,337		First Data Corp.	229,544
1,251	@	Fiserv, Inc.	54,131
1,511		IMS Health, Inc.	37,654
1,956	@	Intuit, Inc.	104,255
800	@	Mercury Interactive Corp.	22,232
63,184		Microsoft Corp.	1,652,262
5,066	@	Novell, Inc.	44,733

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 6

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
26,845	@	Oracle Corp.	$327,777
2,950	@	Parametric Technology Corp.	17,995
4,031		Siebel Systems, Inc.	42,648
			3,346,257
		Telecommunications: 4.0%
2,705		Alltel Corp.	170,685
36,438		AT&T, Inc.	892,367
1,464	@	Avaya, Inc.	15,621
13,200		BellSouth Corp.	357,720
1,048		CenturyTel, Inc.	34,752
43,905	@	Cisco Systems, Inc.	751,654
1,697	@	Comverse Technology, Inc.	45,123
10,610	@	Corning, Inc.	208,593
28,763		Motorola, Inc.	649,756
11,754		Qualcomm, Inc.	506,362
1,088		Scientific-Atlanta, Inc.	46,860
21,202		Sprint Corp. — FON Group	495,279
2,501	@	Tellabs, Inc.	27,261
20,023		Verizon Communications, Inc.	603,093
			4,805,126
		Textiles: 0.0%
1,089		Cintas Corp.	44,845
			44,845
		Toys/ Games/ Hobbies: 0.1%
2,556		Hasbro, Inc.	51,580
630		Mattel, Inc.	9,967
			61,547
		Transportation: 1.1%
2,787		Burlington Northern Santa Fe Corp.	197,375
1,382		CSX Corp.	70,164
1,866		FedEx Corp.	192,926
3,864		Norfolk Southern Corp.	173,223
400		Union Pacific Corp.	32,204
8,004		United Parcel Service, Inc.	601,501
			1,267,393
		Total Common Stock (Cost $77,655,330)	81,133,300

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.3%
		Federal Home Loan Mortgage Corporation: 2.0%
$ 3,205,000		5.250%, due 01/15/12	$2,424,621
			2,424,621
		Federal National Mortgage Association: 19.3%
23,452,000		5.110%, due 11/15/11	17,975,466
4,032,000		5.250%, due 01/15/12	3,051,305
2,840,000		5.300%, due 02/12/12	2,136,623
			23,163,393
		Total U.S. Government Agency Obligations (Cost $26,158,243)	25,588,014
U.S. TREASURY OBLIGATIONS: 10.2%
		U.S. Treasury STRIP: 8.9%
7,333,000		4.370%, due 02/15/12	5,628,510
6,416,000		4.240%, due 11/15/11	5,015,490
			10,644,000
		Other U.S. Agency Obligations: 1.3%
2,135,000		FICO STRIP, 5.160%, due 12/06/11	1,629,396
			1,629,396
		Total U.S. Treasury Obligations (Cost $12,401,608)	12,273,396
		Total Long-Term Investments (Cost $116,215,181)	118,994,710
SHORT-TERM INVESTMENTS: 0.5%
		Repurchase Agreement: 0.5%
594,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $594,279 to be received upon repurchase (Collateralized by $1,860,000 Resolution Funding Corporation, 8.625%, Market Value plus accrued interest $607,290, due 01/15/30)	594,000
		Total Short-Term Investments (Cost $594,000)	594,000

	Total Investments in Securities (Cost $116,809,181)*	99.7%	$119,588,710
	Other Assets and Liabilities-Net	0.3	301,291
	Net Assets	100.0%	$119,890,001

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $118,027,609. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$ 4,612,254
Gross Unrealized Depreciation	(3,051,153)
Net Unrealized Appreciation	$ 1,561,101

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 7

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 68.9%
		Advertising: 0.1%
2,130	@	Interpublic Group of Cos., Inc.	$20,555
860		Omnicom Group	73,212
			93,767
		Aerospace/Defense: 1.6%
5,850		Boeing Co.	410,904
1,450		General Dynamics Corp.	165,373
560		Goodrich Corp.	23,016
610		L-3 Communications Holdings, Inc.	45,354
3,150		Lockheed Martin Corp.	200,435
1,876		Northrop Grumman Corp.	112,766
3,457		Raytheon Co.	138,799
1,410		Rockwell Collins, Inc.	65,523
5,700		United Technologies Corp.	318,687
			1,480,857
		Agriculture: 1.3%
10,950		Altria Group, Inc.	818,184
5,710		Archer-Daniels-Midland Co.	140,809
1,790		Monsanto Co.	138,779
600		Reynolds America, Inc.	57,198
800		UST, Inc.	32,664
			1,187,634
		Airlines: 0.1%
3,500		Southwest Airlines Co.	57,505
			57,505
		Apparel: 0.4%
3,570	@	Coach, Inc.	119,024
670		Jones Apparel Group, Inc.	20,582
670		Liz Claiborne, Inc.	23,999
1,300		Nike, Inc.	112,827
440		Reebok International Ltd.	25,621
780		VF Corp.	43,165
			345,218
		Auto Manufacturers: 0.1%
17,410		Ford Motor Co.	134,405
			134,405
		Auto Parts & Equipment: 0.1%
1,660	@	Goodyear Tire & Rubber Co.	28,851
1,000		Johnson Controls, Inc.	72,910
			101,761
		Banks: 4.5%
1,700		AmSouth Bancorp.	44,557
28,710		Bank of America Corp.	1,324,967
4,100		Bank of New York	130,585
3,880		BB&T Corp.	162,611
1,230		Comerica, Inc.	69,815
570		Compass Bancshares, Inc.	27,525
340		First Horizon National Corp.	13,070
1,110		Huntington Bancshares, Inc.	26,363
2,290		Keycorp	75,410
510		M&T Bank Corp.	55,616
950		Marshall & Ilsley Corp.	40,888
2,170		Mellon Financial Corp.	74,323
3,120		National City Corp.	104,738
910		Northern Trust Corp.	47,156
2,030		PNC Financial Services Group, Inc.	125,515
2,500		Regions Financial Corp.	85,400
1,610		State Street Corp.	89,258
1,930		SunTrust Banks, Inc.	140,427
1,670		Synovus Financial Corp.	45,107
9,630		US BanCorp.	287,841
8,750		Wachovia Corp.	462,525
9,370		Wells Fargo & Co.	588,717
560		Zions Bancorporation	42,314
			4,064,728
		Beverages: 2.2%
4,280		Anheuser-Busch Cos., Inc.	183,869
450		Brown-Forman Corp.	31,194
18,660		Coca-Cola Co.	752,185
1,620		Coca-Cola Enterprises, Inc.	31,055
900	@	Constellation Brands, Inc.	23,607
900		Pepsi Bottling Group, Inc.	25,749
15,340		PepsiCo, Inc.	906,287
			1,953,946
		Biotechnology: 0.8%
6,820	@	Amgen, Inc.	537,825
400	@	Biogen Idec, Inc.	18,132
600	@	Chiron Corp.	26,676
1,460	@	Genzyme Corp.	103,339
300	@	Millipore Corp.	19,812
			705,784
		Building Materials: 0.2%
1,410		American Standard Cos., Inc.	56,330
2,120		Masco Corp.	64,003
560		Vulcan Materials Co.	37,940
			158,273
		Chemicals: 1.1%
1,450		Air Products & Chemicals, Inc.	85,826
5,390		Dow Chemical Co.	236,190
670		Eastman Chemical Co.	34,565
1,100		Ecolab, Inc.	39,897
5,130		EI Du Pont de Nemours & Co.	218,025
560		Engelhard Corp.	16,884
670		International Flavors & Fragrances, Inc.	22,445
1,600		PPG Industries, Inc.	92,640
1,940		Praxair, Inc.	102,742
750		Rohm & Haas Co.	36,315
720		Sherwin-Williams Co.	32,702
550		Sigma-Aldrich Corp.	34,810
			953,041
		Commercial Services: 0.6%
5,561		Cendant Corp.	95,927
1,210		Equifax, Inc.	46,004
3,050		H&R Block, Inc.	74,878
2,670		McKesson Corp.	137,745
1,380		Moody’s Corp.	84,760
1,790		Paychex, Inc.	68,235
910		Robert Half International, Inc.	34,480
1,020		RR Donnelley & Sons Co.	34,894
			576,923
		Computers: 3.4%
700	@	Affiliated Computer Services, Inc.	41,426
7,790	@	Apple Computer, Inc.	560,023
150	@	Computer Sciences Corp.	7,596
21,600	@	Dell, Inc.	647,784
530		Electronic Data Systems Corp.	12,741
16,660	@	EMC Corp.	226,909
25,790		Hewlett-Packard Co.	738,368
8,420		International Business Machines Corp.	692,124
670	@	Lexmark International, Inc.	30,036
1,110	@	NCR Corp.	37,673
1,700	@	Network Appliance, Inc.	45,900

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 7

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
3,650	@	Sun Microsystems, Inc.	$15,294
2,150	@	Unisys Corp.	12,535
			3,068,409
		Cosmetics/ Personal Care: 1.6%
560		Alberto-Culver Co.	25,620
3,860		Colgate-Palmolive Co.	211,721
18,603		Procter & Gamble Co.	1,076,742
			1,314,083
		Distribution/ Wholesale: 0.1%
1,282		Genuine Parts Co.	56,305
490		WW Grainger, Inc.	34,839
			91,144
		Diversified Financial Services: 5.7%
6,870		American Express Co.	353,530
1,254		Ameriprise Financial, Inc.	51,414
560		Bear Stearns Cos, Inc.	64,697
1,560		Capital One Financial Corp.	134,784
5,580		Charles Schwab Corp.	81,859
1,350		CIT Group, Inc.	69,903
27,420		Citigroup, Inc.	1,330,693
600		Countrywide Financial Corp.	20,514
1,700	@	E*Trade Financial Corp.	35,462
5,080		Fannie Mae	247,955
220		Federated Investors, Inc.	8,149
770		Franklin Resources, Inc.	72,388
4,030		Goldman Sachs Group, Inc.	514,671
18,600		JPMorgan Chase & Co.	738,234
2,590		Lehman Brothers Holdings, Inc.	331,960
6,600		MBNA Corp.	179,190
6,600		Merrill Lynch & Co., Inc.	447,018
5,760		Morgan Stanley	326,822
2,160		SLM Corp.	118,994
740		T. Rowe Price Group, Inc.	53,302
			5,181,539
		Electric: 1.9%
3,480	@	AES Corp.	55,088
700	@	Allegheny Energy, Inc.	22,155
180		Ameren Corp.	9,223
1,830		American Electric Power Co., Inc.	67,875
1,680		CenterPoint Energy Resources Corp.	21,588
1,100		Cinergy Corp.	46,706
1,900	@	CMS Energy Corp.	27,569
1,560		Consolidated Edison, Inc.	72,275
1,070		Constellation Energy Group, Inc.	61,632
1,770		Dominion Resources, Inc.	136,644
800		DTE Energy Co.	34,552
4,720		Duke Energy Corp.	129,564
2,350		Edison International	102,484
1,920		FirstEnergy Corp.	94,061
2,060		FPL Group, Inc.	85,614
1,450		NiSource, Inc.	30,247
2,280		Pacific Gas & Electric Co.	84,634
600		Pinnacle West Capital Corp.	24,810
2,200		PPL Corp.	64,680
1,400		Progress Energy, Inc.	61,488
1,140		Public Service Enterprise Group, Inc.	74,066
4,100		Southern Co.	141,573
1,450		TECO Energy, Inc.	24,911
4,360		TXU Corp.	218,828
2,120		Xcel Energy, Inc.	39,135
			1,731,402
		Electrical Components & Equipment: 0.3%
800		American Power Conversion	17,600
2,970		Emerson Electric Co.	221,859
			239,459
		Electronics: 0.3%
3,360	@	Agilent Technologies, Inc.	111,854
1,560		Applera Corp. — Applied Biosystems Group	41,434
850	@	Jabil Circuit, Inc.	31,527
670		PerkinElmer, Inc.	15,785
2,500	@	Sanmina-SCI Corp.	10,650
9,170	@	Solectron Corp.	33,562
720	@	Thermo Electron Corp.	21,694
600	@	Waters Corp.	22,680
			289,186
		Engineering & Construction: 0.0%
500		Fluor Corp.	38,630
			38,630
		Entertainment: 0.1%
1,750		International Game Technology	53,865
			53,865
		Environmental Control: 0.1%
2,680		Waste Management, Inc.	81,338
			81,338
		Food: 0.8%
970		Campbell Soup Co.	28,877
2,580		ConAgra Foods, Inc.	52,322
2,570		General Mills, Inc.	126,752
1,010		Hershey Foods Corp.	55,803
2,500		HJ Heinz Co.	84,300
1,330		Kellogg Co.	57,483
3,380	@	Kroger Co.	63,814
680		McCormick & Co., Inc.	21,026
2,400		Safeway, Inc.	56,784
4,169		Sara Lee Corp.	78,794
1,000		Supervalu, Inc.	32,480
1,300		Tyson Foods, Inc.	22,230
910		WM Wrigley Jr. Co.	60,506
			741,171
		Forest Products & Paper: 0.2%
890		Louisiana-Pacific Corp.	24,448
950		MeadWestvaco Corp.	26,629
930		Plum Creek Timber Co., Inc.	33,527
400		Temple-Inland, Inc.	17,940
1,600		Weyerhaeuser Co.	106,144
			208,688
		Gas: 0.1%
300		Nicor, Inc.	11,793
1,370		Sempra Energy	61,431
			73,224
		Hand/ Machine Tools: 0.1%
360		Black & Decker Corp.	31,306
220		Snap-On, Inc.	8,263
550		Stanley Works	26,422
			65,991
		Healthcare — Products: 2.2%
300		Bausch & Lomb, Inc.	20,370
3,260		Baxter International, Inc.	122,739
1,280		Becton Dickinson & Co.	76,902
3,620	@	Boston Scientific Corp.	88,654
560		CR Bard, Inc.	36,915
1,660		Guidant Corp.	107,485

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 7

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
15,740		Johnson & Johnson	$945,974
6,720		Medtronic, Inc.	386,870
2,060	@	St. Jude Medical, Inc.	103,412
1,500		Stryker Corp.	66,645
			1,955,966
		Healthcare — Services: 1.6%
2,500		Aetna, Inc.	235,775
1,505	@	Coventry Health Care, Inc.	85,725
1,500	@	Humana, Inc.	81,495
170	@	Laboratory Corp. of America Holdings	9,154
440		Quest Diagnostics	22,651
8,980		UnitedHealth Group, Inc.	558,017
5,800	@	WellPoint, Inc.	462,782
			1,455,599
		Home Builders: 0.0%
700		Lennar Corp.	42,714
			42,714
		Home Furnishings: 0.0%
200		Whirlpool Corp.	16,752
			16,752
		Household Products/ Wares: 0.3%
750		Clorox Co.	42,668
850		Fortune Brands, Inc.	66,317
2,420		Kimberly-Clark Corp.	144,353
			253,338
		Housewares: 0.0%
1,680		Newell Rubbermaid, Inc.	39,950
			39,950
		Insurance: 3.9%
1,560	@@	ACE Ltd.	83,366
2,620		Aflac, Inc.	121,620
3,680		Allstate Corp.	198,978
560		AMBAC Financial Group, Inc.	43,154
14,070		American International Group, Inc.	959,996
1,920		AON Corp.	69,024
1,910		Chubb Corp.	186,511
690		Cigna Corp.	77,073
846		Cincinnati Financial Corp.	37,799
2,000		Genworth Financial, Inc.	69,160
1,550		Hartford Financial Services Group, Inc.	133,129
390		Jefferson-Pilot Corp.	22,203
1,630		Lincoln National Corp.	86,439
920		Loews Corp.	87,262
2,882		Marsh & McLennan Cos., Inc.	91,532
600		MBIA, Inc.	36,096
7,140		Metlife, Inc.	349,860
470		MGIC Investment Corp.	30,935
1,860		Principal Financial Group	88,220
1,040		Progressive Corp.	121,451
4,620		Prudential Financial, Inc.	338,138
600		Safeco Corp.	33,900
3,770		St. Paul Cos.	168,406
670		Torchmark Corp.	37,252
1,810		UnumProvident Corp.	41,177
130	@@	XL Capital Ltd.	8,759
			3,521,440
		Internet: 0.6%
2,200	@	Amazon.com, Inc.	103,730
6,170	@	eBay, Inc.	266,852
700	@	Monster Worldwide, Inc.	28,574
5,755	@	Symantec Corp.	100,712
1,280	@	Yahoo!, Inc.	50,150
			550,018
		Iron/ Steel: 0.2%
1,480		Nucor Corp.	98,746
1,000		United States Steel Corp.	48,070
			146,816
		Leisure Time: 0.3%
550		Brunswick Corp.	22,363
2,190		Carnival Corp.	117,099
1,700		Harley-Davidson, Inc.	87,533
110		Sabre Holdings Corp.	2,652
			229,647
		Lodging: 0.2%
2,170		Hilton Hotels Corp.	52,319
1,000		Marriott International, Inc.	66,970
1,010		Starwood Hotels & Resorts Worldwide, Inc.	64,499
			183,788
		Machinery — Diversified: 0.1%
120		Cummins, Inc.	10,768
810		Rockwell Automation, Inc.	47,920
			58,688
		Media: 1.8%
2,800		Clear Channel Communications, Inc.	88,060
12,110	@	Comcast Corp.	314,376
240		Gannett Co., Inc.	14,537
3,540		McGraw-Hill Cos, Inc.	182,770
220		Meredith Corp.	11,515
690		New York Times Co.	18,250
13,350		News Corp., Inc.	207,592
25,970		Time Warner, Inc.	452,917
240		Tribune Co.	7,262
1,200	@	Univision Communications, Inc.	35,268
8,730		Viacom, Inc.	284,598
2,260		Walt Disney Co.	54,172
			1,671,317
		Mining: 0.2%
1,600		Freeport-McMoRan Copper & Gold, Inc.	86,080
600		Newmont Mining Corp.	32,040
610		Phelps Dodge Corp.	87,761
			205,881
		Miscellaneous Manufacturing: 3.4%
5,490		3M Co.	425,475
550	@	Cooper Industries Ltd.	40,150
1,480		Danaher Corp.	82,554
910		Dover Corp.	36,846
890		Eaton Corp.	59,710
56,100		General Electric Co.	1,966,305
4,430		Honeywell International, Inc.	165,017
1,010		Illinois Tool Works, Inc.	88,870
1,820	@@	Ingersoll-Rand Co.	73,473
460		ITT Industries, Inc.	47,297
620		Parker Hannifin Corp.	40,895
750		Textron, Inc.	57,735
			3,084,327
		Office/ Business Equipment: 0.1%
1,100		Pitney Bowes, Inc.	46,475
5,040	@	Xerox Corp.	73,836
			120,311

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 7

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 6.4%
320		Amerada Hess Corp.	$40,582
930		Anadarko Petroleum Corp.	88,117
1,440		Apache Corp.	98,669
3,150		Burlington Resources, Inc.	271,530
10,945		ChevronTexaco Corp.	621,348
9,140		ConocoPhillips	531,765
3,740		Devon Energy Corp.	233,900
1,410		EOG Resources, Inc.	103,452
52,140		Exxon Mobil Corp.	2,928,704
420		Kerr-McGee Corp.	38,161
1,730		Marathon Oil Corp.	105,478
800		Murphy Oil Corp.	43,192
600	@,@@	Nabors Industries Ltd.	45,450
160	@	Noble Corp.	11,286
1,970		Occidental Petroleum Corp.	157,364
400		Rowan Cos., Inc.	14,256
1,120		Sunoco, Inc.	87,786
1,430	@	Transocean, Inc.	99,657
5,060		Valero Energy Corp.	261,096
			5,781,793
		Oil & Gas Services: 0.5%
300		Baker Hughes, Inc.	18,234
2,420		Halliburton Co.	149,943
2,900		Schlumberger Ltd.	281,735
			449,912
		Packaging & Containers: 0.1%
670		Ball Corp.	26,612
440	@	Sealed Air Corp.	24,715
			51,327
		Pharmaceuticals: 3.6%
8,600		Abbott Laboratories	339,098
670		Allergan, Inc.	72,333
1,780		AmerisourceBergen Corp.	73,692
2,000		Bristol-Myers Squibb Co.	45,960
2,280		Cardinal Health, Inc.	156,750
2,250	@	Caremark Rx, Inc.	116,527
1,120	@	Express Scripts, Inc.	93,856
1,600	@	Forest Laboratories, Inc.	65,088
2,380	@	Gilead Sciences, Inc.	125,259
1,500	@	Hospira, Inc.	64,170
1,960	@	King Pharmaceuticals, Inc.	33,163
1,730	@	Medco Health Solutions, Inc.	96,534
15,720		Merck & Co., Inc.	500,053
1,100		Mylan Laboratories	21,956
39,890		Pfizer, Inc.	930,235
7,500		Schering-Plough Corp.	156,375
600	@	Watson Pharmaceuticals, Inc.	19,506
7,460		Wyeth	343,682
			3,254,237
		Pipelines: 0.1%
600		El Paso Corp.	7,296
420		Kinder Morgan, Inc.	38,619
2,170		Williams Cos., Inc.	50,279
			96,194
		Real Estate Investment Trust: 0.3%
560		Apartment Investment & Management Co.	21,207
1,100		Archstone-Smith Trust	46,079
2,300		Equity Office Properties Trust	69,759
250		Prologis	11,680
600		Public Storage, Inc.	40,632
1,000		Simon Property Group LP	76,630
100		Vornado Realty Trust	8,347
			274,334
		Retail: 3.9%
840	@	Autonation, Inc.	18,253
200	@	Autozone, Inc.	18,350
1,490	@	Bed Bath & Beyond, Inc.	53,863
2,755		Best Buy Co., Inc.	119,787
780		Circuit City Stores, Inc.	17,620
2,570		Costco Wholesale Corp.	127,138
1,320		Darden Restaurants, Inc.	51,322
1,400		Dollar General Corp.	26,698
460		Family Dollar Stores, Inc.	11,403
1,779		Federated Department Stores	118,001
3,800		Gap, Inc.	67,032
11,800		Home Depot, Inc.	477,664
2,280		JC Penney Co., Inc.	126,768
350	@	Kohl’s Corp.	17,010
400		Limited Brands	8,940
4,030		Lowe’s Cos., Inc.	268,640
8,980		McDonald’s Corp.	302,806
1,780		Nordstrom, Inc.	66,572
1,500	@	Office Depot, Inc.	47,100
550	@	Sears Holding Corp.	63,541
5,475		Staples, Inc.	124,337
4,220	@	Starbucks Corp.	126,642
4,570		Target Corp.	251,213
400		Tiffany & Co.	15,316
2,170		TJX Cos., Inc.	50,409
13,180		Wal-Mart Stores, Inc.	616,824
5,400		Walgreen Co.	239,004
580		Wendy’s International, Inc.	32,051
1,950		Yum! Brands, Inc.	91,416
			3,555,720
		Savings & Loans: 0.4%
1,330		Golden West Financial Corp.	87,780
5,565		Washington Mutual, Inc.	242,077
			329,857
		Semiconductors: 2.9%
1,960	@	Altera Corp.	36,319
1,710		Analog Devices, Inc.	61,338
7,890		Applied Materials, Inc.	141,547
1,940	@	Broadcom Corp.	91,471
2,220	@	Freescale Semiconductor, Inc.	55,877
54,830		Intel Corp.	1,368,557
880		Kla-Tencor Corp.	43,410
1,460		Linear Technology Corp.	52,662
1,800	@	LSI Logic Corp.	14,400
1,520		Maxim Integrated Products	55,085
3,300	@	Micron Technology, Inc.	43,923
2,740		National Semiconductor Corp.	71,185
800	@	Novellus Systems, Inc.	19,296
1,000	@	Nvidia Corp.	36,560
560	@	QLogic Corp.	18,206
15,240		Texas Instruments, Inc.	488,747
			2,598,583
		Software: 2.8%
3,180		Adobe Systems, Inc.	117,533
1,600		Autodesk, Inc.	68,720
4,100		Automatic Data Processing, Inc.	188,149
1,810	@	BMC Software, Inc.	37,087
1,370	@	Citrix Systems, Inc.	39,429
2,390		Computer Associates International, Inc.	67,374
2,960	@	Compuware Corp.	26,551
1,460	@	Electronic Arts, Inc.	76,373
4,280		First Data Corp.	184,083
1,230	@	Fiserv, Inc.	53,222
1,450		IMS Health, Inc.	36,134
1,450	@	Intuit, Inc.	77,285
560	@	Mercury Interactive Corp.	15,562
48,830		Microsoft Corp.	1,276,904
2,620	@	Novell, Inc.	23,135

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 7

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
20,900	@	Oracle Corp.	$255,189
2,520	@	Parametric Technology Corp.	15,372
2,160		Siebel Systems, Inc.	22,853
			2,580,955
		Telecommunications: 4.1%
2,150		Alltel Corp.	135,665
28,065		AT&T, Inc.	687,312
460	@	Avaya, Inc.	4,908
10,100		BellSouth Corp.	273,710
1,110		CenturyTel, Inc.	36,808
33,840	@	Cisco Systems, Inc.	579,341
1,900		Citizens Communications Co.	23,237
1,110	@	Comverse Technology, Inc.	29,515
7,550	@	Corning, Inc.	148,433
22,210		Motorola, Inc.	501,724
9,040		Qualcomm, Inc.	389,443
1,220		Scientific-Atlanta, Inc.	52,545
16,223		Sprint Corp. — FON Group	378,969
2,400	@	Tellabs, Inc.	26,160
15,320		Verizon Communications, Inc.	461,438
			3,729,208
		Textiles: 0.0%
680		Cintas Corp.	28,002
			28,002
		Toys/ Games/ Hobbies: 0.0%
1,560		Hasbro, Inc.	31,481
460		Mattel, Inc.	7,277
			38,758
		Transportation: 1.1%
1,850		Burlington Northern Santa Fe Corp.	131,017
1,430		CSX Corp.	72,601
1,570		FedEx Corp.	162,322
3,180		Norfolk Southern Corp.	142,559
320		Union Pacific Corp.	25,763
6,160		United Parcel Service, Inc.	462,924
			997,186
		Total Common Stock (Cost $60,431,578)	62,294,589

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.9%
		Other U.S. Agency Obligations 6.9%
$1,814,000		5.320%, due 03/07/12	$1,360,433
4,591,000		5.320%, due 03/26/12	3,435,050
2,000,000		5.330%, due 05/11/12	1,488,198
		Total U.S. Government Agency Obligations (Cost $6,319,781)	6,283,681
U.S. TREASURY OBLIGATIONS: 11.8%
		U.S. Treasury STRIP: 11.8%
13,976,000		4.370%, due 02/15/12	10,727,405
		Total U.S. Treasury Obligations (Cost $10,830,916)	10,727,405
OTHER BONDS: 11.6%
		Sovereign: 11.6%
14,000,000		Israel Government AID Bond, 4.600%, due 05/15/12	10,509,968
		Total Other Bonds (Cost $10,534,545)	10,509,968
		Total Long-Term Investments (Cost $88,116,820)	89,815,643
SHORT-TERM INVESTMENT: 0.9%
		Repurchase Agreement: 0.9%
804,000		Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $804,380 to be received upon repurchase (Collateralized by $834,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $820,141, due 09/15/08)	804,000
		Total Short-Term Investments (Cost $804,000)	804,000

	Total Investments in Securities (Cost $88,920,820)*	100.1%	$90,619,643
	Other Assets and Liabilities-Net	(0.1)	(47,547)
	Net Assets	100.0%	$90,572,096

@            Non-income producing security

@@        Foreign Issuer

STRIP     Separate Trading of Registered Interest and Principal of Securities

*              Cost for federal income tax purposes is $89,900,467. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,911,054
Gross Unrealized Depreciation	(2,191,878)
Net Unrealized Appreciation	$719,176

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 8

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 72.8%
		Advertising: 0.1%
1,300	@	Interpublic Group of Cos., Inc.	$12,545
600		Omnicom Group	51,078
			63,623
		Aerospace/ Defense: 1.7%
3,600		Boeing Co.	252,864
850		General Dynamics Corp.	96,943
400		Goodrich Corp.	16,440
400		L-3 Communications Holdings, Inc.	29,740
2,130		Lockheed Martin Corp.	135,532
1,090		Northrop Grumman Corp.	65,520
2,031		Raytheon Co.	81,545
950		Rockwell Collins, Inc.	44,147
3,250		United Technologies Corp.	181,708
			904,439
		Agriculture: 1.4%
6,650		Altria Group, Inc.	496,888
3,800		Archer-Daniels-Midland Co.	93,708
900		Monsanto Co.	69,777
440		Reynolds America, Inc.	41,945
550		UST, Inc.	22,457
			724,775
		Airlines: 0.1%
2,300		Southwest Airlines Co.	37,789
			37,789
		Apparel: 0.4%
2,190	@	Coach, Inc.	73,015
600		Jones Apparel Group, Inc.	18,432
300		Liz Claiborne, Inc.	10,746
910		Nike, Inc.	78,979
150		Reebok International Ltd.	8,735
520		VF Corp.	28,777
			218,684
		Auto Manufacturers: 0.2%
10,650		Ford Motor Co.	82,218
300	@	Navistar International Corp.	8,586
			90,804
		Auto Parts & Equipment: 0.1%
900	@	Goodyear Tire & Rubber Co.	15,642
600		Johnson Controls, Inc.	43,746
			59,388
		Banks: 4.8%
1,200		AmSouth Bancorp.	31,452
17,750		Bank of America Corp.	819,163
2,550		Bank of New York	81,218
2,360		BB&T Corp.	98,908
800		Comerica, Inc.	45,408
400		Compass Bancshares, Inc.	19,316
400		First Horizon National Corp.	15,376
700		Huntington Bancshares, Inc.	16,625
1,400		Keycorp	46,102
300		M&T Bank Corp.	32,715
600		Marshall & Ilsley Corp.	25,824
1,350		Mellon Financial Corp.	46,238
1,900		National City Corp.	63,783
700		Northern Trust Corp.	36,274
1,300		PNC Financial Services Group, Inc.	80,379
1,500		Regions Financial Corp.	51,240
1,100		State Street Corp.	60,984
1,200		SunTrust Banks, Inc.	87,312
1,038		Synovus Financial Corp.	28,036
5,900		US BanCorp.	176,351
5,100		Wachovia Corp.	269,586
5,500		Wells Fargo & Co.	345,565
300		Zions Bancorporation	22,668
			2,500,523
		Beverages: 2.3%
2,600		Anheuser-Busch Cos., Inc.	111,696
300		Brown-Forman Corp.	20,796
11,600		Coca-Cola Co.	467,596
1,100		Coca-Cola Enterprises, Inc.	21,087
600	@	Constellation Brands, Inc.	15,738
400		Pepsi Bottling Group, Inc.	11,444
9,300		PepsiCo, Inc.	549,444
			1,197,801
		Biotechnology: 0.8%
4,000	@	Amgen, Inc.	315,440
200	@	Biogen Idec, Inc.	9,066
300	@	Chiron Corp.	13,338
800	@	Genzyme Corp.	56,624
200	@	Millipore Corp.	13,208
			407,676
		Building Materials: 0.2%
500		American Standard Cos., Inc.	19,975
1,400		Masco Corp.	42,266
400		Vulcan Materials Co.	27,100
			89,341
		Chemicals: 1.1%
900		Air Products & Chemicals, Inc.	53,271
3,250		Dow Chemical Co.	142,415
300		Eastman Chemical Co.	15,477
750		Ecolab, Inc.	27,203
3,150		EI Du Pont de Nemours & Co.	133,875
400		Engelhard Corp.	12,060
400		International Flavors & Fragrances, Inc.	13,400
1,000		PPG Industries, Inc.	57,900
1,200		Praxair, Inc.	63,552
500		Rohm & Haas Co.	24,210
300		Sherwin-Williams Co.	13,626
300		Sigma-Aldrich Corp.	18,987
			575,976
		Commercial Services: 0.7%
1	@	CCE Spinco, Inc.	7
3,400		Cendant Corp.	58,650
740		Equifax, Inc.	28,135
1,900		H&R Block, Inc.	46,645
1,770		McKesson Corp.	91,314
800		Moody’s Corp.	49,136
1,200		Paychex, Inc.	45,744
500		Robert Half International, Inc.	18,945
600		RR Donnelley & Sons Co.	20,526
			359,102
		Computers: 3.6%
350	@	Affiliated Computer Services, Inc.	20,713
4,400	@	Apple Computer, Inc.	316,316
100	@	Computer Sciences Corp.	5,064
13,120	@	Dell, Inc.	393,469
300		Electronic Data Systems Corp.	7,212
11,000	@	EMC Corp.	149,820
16,000		Hewlett-Packard Co.	458,080
5,150		International Business Machines Corp.	423,330
400	@	Lexmark International, Inc.	17,932
700	@	NCR Corp.	23,758
1,100	@	Network Appliance, Inc.	29,700

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 8

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
2,200	@	Sun Microsystems, Inc.	$9,218
1,400	@	Unisys Corp.	8,162
			1,862,774
		Cosmetics/ Personal Care: 1.5%
300		Alberto-Culver Co.	13,725
2,400		Colgate-Palmolive Co.	131,640
11,282		Procter & Gamble Co.	653,002
			798,367
		Distribution/ Wholesale: 0.1%
758		Genuine Parts Co.	33,291
200		WW Grainger, Inc.	14,220
			47,511
		Diversified Financial Services: 6.0%
4,200		American Express Co.	216,132
780		Ameriprise Financial, Inc.	31,980
500		Bear Stearns Cos, Inc.	57,765
900		Capital One Financial Corp.	77,760
3,500		Charles Schwab Corp.	51,345
600		CIT Group, Inc.	31,068
16,600		Citigroup, Inc.	805,598
370		Countrywide Financial Corp.	12,650
1,100	@	E*Trade Financial Corp.	22,946
3,100		Fannie Mae	151,311
300		Federated Investors, Inc.	11,112
400		Franklin Resources, Inc.	37,604
2,100		Goldman Sachs Group, Inc.	268,191
11,300		JPMorgan Chase & Co.	448,497
1,520		Lehman Brothers Holdings, Inc.	194,818
3,900		MBNA Corp.	105,885
4,000		Merrill Lynch & Co., Inc.	270,920
3,500		Morgan Stanley	198,590
1,200		SLM Corp.	66,108
450		T. Rowe Price Group, Inc.	32,414
			3,092,694
		Electric: 2.1%
2,300	@	AES Corp.	36,409
500	@	Allegheny Energy, Inc.	15,825
100		Ameren Corp.	5,124
1,300		American Electric Power Co., Inc.	48,217
1,100		CenterPoint Energy Resources Corp.	14,135
700		Cinergy Corp.	29,722
800	@	CMS Energy Corp.	11,608
900		Consolidated Edison, Inc.	41,697
700		Constellation Energy Group, Inc.	40,320
1,100		Dominion Resources, Inc.	84,920
600		DTE Energy Co.	25,914
3,100		Duke Energy Corp.	85,095
1,500		Edison International	65,415
1,100		FirstEnergy Corp.	53,889
1,200		FPL Group, Inc.	49,872
900		NiSource, Inc.	18,774
1,200		Pacific Gas & Electric Co.	44,544
400		Pinnacle West Capital Corp.	16,540
1,200		PPL Corp.	35,280
800		Progress Energy, Inc.	35,136
800		Public Service Enterprise Group, Inc.	51,976
2,550		Southern Co.	88,052
900		TECO Energy, Inc.	15,462
2,760		TXU Corp.	138,524
1,300		Xcel Energy, Inc.	23,998
			1,076,448
		Electrical Components & Equipment: 0.3%
500		American Power Conversion	11,000
1,800		Emerson Electric Co.	134,460
			145,460
		Electronics: 0.3%
2,200	@	Agilent Technologies, Inc.	73,238
600		Applera Corp. — Applied Biosystems Group	15,936
500	@	Jabil Circuit, Inc.	18,545
600		PerkinElmer, Inc.	14,136
1,650	@	Sanmina-SCI Corp.	7,029
5,720	@	Solectron Corp.	20,935
500	@	Thermo Electron Corp.	15,065
400	@	Waters Corp.	15,120
			180,004
		Engineering & Construction: 0.0%
100		Fluor Corp.	7,726
			7,726
		Entertainment: 0.1%
1,100		International Game Technology	33,858
			33,858
		Environmental Control: 0.1%
1,700		Waste Management, Inc.	51,595
			51,595
		Food: 0.9%
500		Campbell Soup Co.	14,885
1,550		ConAgra Foods, Inc.	31,434
1,600		General Mills, Inc.	78,912
500		Hershey Foods Corp.	27,625
1,500		HJ Heinz Co.	50,580
800		Kellogg Co.	34,576
2,200	@	Kroger Co.	41,536
500		McCormick & Co., Inc.	15,460
1,300		Safeway, Inc.	30,758
2,488		Sara Lee Corp.	47,023
770		Supervalu, Inc.	25,010
800		Tyson Foods, Inc.	13,680
800		WM Wrigley Jr. Co.	53,192
			464,671
		Forest Products & Paper: 0.2%
300		Louisiana-Pacific Corp.	8,241
600		MeadWestvaco Corp.	16,818
600		Plum Creek Timber Co., Inc.	21,630
300		Temple-Inland, Inc.	13,455
1,000		Weyerhaeuser Co.	66,340
			126,484
		Gas: 0.1%
100		Nicor, Inc.	3,931
1,000		Sempra Energy	44,840
			48,771
		Hand/ Machine Tools: 0.1%
390		Black & Decker Corp.	33,914
100		Snap-On, Inc.	3,756
300		Stanley Works	14,412
			52,082
		Healthcare — Products: 2.3%
100		Bausch & Lomb, Inc.	6,790
2,000		Baxter International, Inc.	75,300
850		Becton Dickinson & Co.	51,068
1,700	@	Boston Scientific Corp.	41,633
400		CR Bard, Inc.	26,368
980		Guidant Corp.	63,455

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 8

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
9,800		Johnson & Johnson	$588,980
4,100		Medtronic, Inc.	236,037
1,200	@	St. Jude Medical, Inc.	60,240
900		Stryker Corp.	39,987
			1,189,858
		Healthcare — Services: 1.7%
1,650		Aetna, Inc.	155,612
690	@	Coventry Health Care, Inc.	39,302
920	@	Humana, Inc.	49,984
100	@	Laboratory Corp. of America Holdings	5,385
200		Quest Diagnostics	10,296
5,470		UnitedHealth Group, Inc.	339,906
3,500	@	WellPoint, Inc.	279,265
			879,750
		Home Builders: 0.0%
400		Lennar Corp.	24,408
			24,408
		Home Furnishings: 0.0%
100		Whirlpool Corp.	8,376
			8,376
		Household Products/ Wares: 0.3%
500		Clorox Co.	28,445
500		Fortune Brands, Inc.	39,010
1,450		Kimberly-Clark Corp.	86,493
			153,948
		Housewares: 0.0%
1,000		Newell Rubbermaid, Inc.	23,780
			23,780
		Insurance: 4.1%
880	@@	ACE Ltd.	47,027
1,500		Aflac, Inc.	69,630
2,050		Allstate Corp.	110,844
350		AMBAC Financial Group, Inc.	26,971
8,500		American International Group, Inc.	579,955
900		AON Corp.	32,355
1,160		Chubb Corp.	113,274
450		Cigna Corp.	50,265
500		Cincinnati Financial Corp.	22,340
1,200		Genworth Financial, Inc.	41,496
1,000		Hartford Financial Services Group, Inc.	85,890
450		Jefferson-Pilot Corp.	25,619
1,000		Lincoln National Corp.	53,030
580		Loews Corp.	55,013
1,366		Marsh & McLennan Cos., Inc.	43,384
400		MBIA, Inc.	24,064
4,300		Metlife, Inc.	210,700
290		MGIC Investment Corp.	19,088
1,400		Principal Financial Group	66,402
650		Progressive Corp.	75,907
2,790		Prudential Financial, Inc.	204,200
400		Safeco Corp.	22,600
2,310		St. Paul Cos.	103,188
350		Torchmark Corp.	19,460
900		UnumProvident Corp.	20,475
60	@@	XL Capital Ltd.	4,043
			2,127,220
		Internet: 0.6%
1,300	@	Amazon.com, Inc.	61,295
3,300	@	eBay, Inc.	142,725
400	@	Monster Worldwide, Inc.	16,328
3,451	@	Symantec Corp.	60,393
800	@	Yahoo!, Inc.	31,344
			312,085
		Iron/ Steel: 0.2%
1,000		Nucor Corp.	66,720
400		United States Steel Corp.	19,228
			85,948
		Leisure Time: 0.3%
300		Brunswick Corp.	12,198
1,300		Carnival Corp.	69,511
800		Harley-Davidson, Inc.	41,192
300		Sabre Holdings Corp.	7,233
			130,134
		Lodging: 0.2%
1,000		Hilton Hotels Corp.	24,110
500		Marriott International, Inc.	33,485
600		Starwood Hotels & Resorts Worldwide, Inc.	38,316
			95,911
		Machinery — Diversified: 0.1%
100		Cummins, Inc.	8,973
550		Rockwell Automation, Inc.	32,538
			41,511
		Media: 1.9%
1,700		Clear Channel Communications, Inc.	53,465
7,400	@	Comcast Corp.	192,104
200		Gannett Co., Inc.	12,114
2,210		McGraw-Hill Cos, Inc.	114,102
100		Meredith Corp.	5,234
500		New York Times Co.	13,225
7,700		News Corp., Inc.	119,735
15,800		Time Warner, Inc.	275,552
200		Tribune Co.	6,052
700	@	Univision Communications, Inc.	20,573
5,000		Viacom, Inc.	163,000
1,400		Walt Disney Co.	33,558
			1,008,714
		Mining: 0.3%
1,000		Freeport-McMoRan Copper & Gold, Inc.	53,800
400		Newmont Mining Corp.	21,360
400		Phelps Dodge Corp.	57,548
			132,708
		Miscellaneous Manufacturing: 3.6%
3,300		3M Co.	255,750
300	@	Cooper Industries Ltd.	21,900
750		Danaher Corp.	41,835
600		Dover Corp.	24,294
400		Eaton Corp.	26,836
34,050		General Electric Co.	1,193,452
2,800		Honeywell International, Inc.	104,300
650		Illinois Tool Works, Inc.	57,193
1,400	@@	Ingersoll-Rand Co.	56,518
300		ITT Industries, Inc.	30,846
400		Parker Hannifin Corp.	26,384
400		Textron, Inc.	30,792
			1,870,100

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 8

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Office/ Business Equipment: 0.1%
700		Pitney Bowes, Inc.	$29,575
2,800	@	Xerox Corp.	41,020
			70,595
		Oil & Gas: 6.8%
200		Amerada Hess Corp.	25,364
600		Anadarko Petroleum Corp.	56,850
900		Apache Corp.	61,668
1,850		Burlington Resources, Inc.	159,470
6,677		ChevronTexaco Corp.	379,053
5,400		ConocoPhillips	314,172
2,300		Devon Energy Corp.	143,842
900		EOG Resources, Inc.	66,033
31,600		Exxon Mobil Corp.	1,774,972
350		Kerr-McGee Corp.	31,801
1,100		Marathon Oil Corp.	67,067
500		Murphy Oil Corp.	26,995
400	@,@@	Nabors Industries Ltd.	30,300
100	@	Noble Corp.	7,054
1,200		Occidental Petroleum Corp.	95,856
300		Rowan Cos., Inc.	10,692
700		Sunoco, Inc.	54,866
900	@	Transocean, Inc.	62,721
2,900		Valero Energy Corp.	149,640
			3,518,416
		Oil & Gas Services: 0.5%
200		Baker Hughes, Inc.	12,156
1,500		Halliburton Co.	92,940
1,750		Schlumberger Ltd.	170,012
			275,108
		Packaging & Containers: 0.1%
500		Ball Corp.	19,860
300	@	Sealed Air Corp.	16,851
			36,711
		Pharmaceuticals: 3.8%
5,200		Abbott Laboratories	205,036
400		Allergan, Inc.	43,184
1,160		AmerisourceBergen Corp.	48,024
1,200		Bristol-Myers Squibb Co.	27,576
1,370		Cardinal Health, Inc.	94,187
1,530	@	Caremark Rx, Inc.	79,239
700	@	Express Scripts, Inc.	58,660
1,000	@	Forest Laboratories, Inc.	40,680
1,500	@	Gilead Sciences, Inc.	78,945
800	@	Hospira, Inc.	34,224
1,300	@	King Pharmaceuticals, Inc.	21,996
900	@	Medco Health Solutions, Inc.	50,220
9,550		Merck & Co., Inc.	303,785
700		Mylan Laboratories	13,972
24,200		Pfizer, Inc.	564,344
4,950		Schering-Plough Corp.	103,207
300	@	Watson Pharmaceuticals, Inc.	9,753
4,500		Wyeth	207,315
			1,984,347
		Pipelines: 0.1%
400		El Paso Corp.	4,864
300		Kinder Morgan, Inc.	27,585
1,300		Williams Cos., Inc.	30,121
			62,570
		Real Estate Investment Trust: 0.3%
300		Apartment Investment & Management Co.	11,361
700		Archstone-Smith Trust	29,323
1,400		Equity Office Properties Trust	42,462
200		Prologis	9,344
300		Public Storage, Inc.	20,316
600		Simon Property Group LP	45,978
100		Vornado Realty Trust	8,347
			167,131
		Retail: 4.2%
600	@	Autonation, Inc.	13,038
200	@	Autozone, Inc.	18,350
900	@	Bed Bath & Beyond, Inc.	32,535
1,670		Best Buy Co., Inc.	72,612
500		Circuit City Stores, Inc.	11,295
1,450		Costco Wholesale Corp.	71,731
790		Darden Restaurants, Inc.	30,715
950		Dollar General Corp.	18,116
400		Family Dollar Stores, Inc.	9,916
1,080		Federated Department Stores	71,636
1,700		Gap, Inc.	29,988
7,190		Home Depot, Inc.	291,051
1,000		JC Penney Co., Inc.	55,600
200	@	Kohl’s Corp.	9,720
200		Limited Brands	4,470
2,600		Lowe’s Cos., Inc.	173,316
5,450		McDonald’s Corp.	183,774
1,300		Nordstrom, Inc.	48,620
1,000	@	Office Depot, Inc.	31,400
290	@	Sears Holding Corp.	33,504
3,700		Staples, Inc.	84,027
2,400	@	Starbucks Corp.	72,024
2,750		Target Corp.	151,167
500		Tiffany & Co.	19,145
1,700		TJX Cos., Inc.	39,491
8,000		Wal-Mart Stores, Inc.	374,400
3,250		Walgreen Co.	143,845
400		Wendy’s International, Inc.	22,104
1,200		Yum! Brands, Inc.	56,256
			2,173,846
		Savings & Loans: 0.4%
900		Golden West Financial Corp.	59,400
3,340		Washington Mutual, Inc.	145,290
			204,690
		Semiconductors: 3.0%
1,200	@	Altera Corp.	22,236
1,100		Analog Devices, Inc.	39,457
5,000		Applied Materials, Inc.	89,700
900	@	Broadcom Corp.	42,435
1,300	@	Freescale Semiconductor, Inc.	32,721
32,820		Intel Corp.	819,187
600		Kla-Tencor Corp.	29,598
950		Linear Technology Corp.	34,266
1,200	@	LSI Logic Corp.	9,600
1,000		Maxim Integrated Products	36,240
2,000	@	Micron Technology, Inc.	26,620
1,700		National Semiconductor Corp.	44,166
50	@	Novellus Systems, Inc.	1,206
700	@	Nvidia Corp.	25,592
400	@	QLogic Corp.	13,004
9,050		Texas Instruments, Inc.	290,233
			1,556,261
		Software: 3.0%
1,500		Adobe Systems, Inc.	55,440
910		Autodesk, Inc.	39,084
2,500		Automatic Data Processing, Inc.	114,725
1,280	@	BMC Software, Inc.	26,227
700	@	Citrix Systems, Inc.	20,146
1,550		Computer Associates International, Inc.	43,694
2,200	@	Compuware Corp.	19,734
950	@	Electronic Arts, Inc.	49,694
2,600		First Data Corp.	111,826
600	@	Fiserv, Inc.	25,962
900		IMS Health, Inc.	22,428

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 8

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
1,000	@	Intuit, Inc.	$53,300
300	@	Mercury Interactive Corp.	8,337
29,600		Microsoft Corp.	774,040
2,200	@	Novell, Inc.	19,426
12,680	@	Oracle Corp.	154,823
600	@	Parametric Technology Corp.	3,660
1,700		Siebel Systems, Inc.	17,986
			1,560,532
		Telecommunications: 4.3%
1,250		Alltel Corp.	78,875
17,033		AT&T, Inc.	417,138
600	@	Avaya, Inc.	6,402
5,750		BellSouth Corp.	155,825
400		CenturyTel, Inc.	13,264
20,500	@	Cisco Systems, Inc.	350,960
1,200		Citizens Communications Co.	14,676
800	@	Comverse Technology, Inc.	21,272
4,650	@	Corning, Inc.	91,419
13,460		Motorola, Inc.	304,061
5,500		Qualcomm, Inc.	236,940
500		Scientific-Atlanta, Inc.	21,535
9,853		Sprint Corp. — FON Group	230,166
1,800	@	Tellabs, Inc.	19,620
9,300		Verizon Communications, Inc.	280,116
			2,242,269
		Textiles: 0.0%
500		Cintas Corp.	20,590
			20,590
		Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	20,180
300		Mattel, Inc.	4,746
			24,926
		Transportation: 1.2%
1,200		Burlington Northern Santa Fe Corp.	84,984
900		CSX Corp.	45,693
900		FedEx Corp.	93,051
2,000		Norfolk Southern Corp.	89,660
200		Union Pacific Corp.	16,102
3,700		United Parcel Service, Inc.	278,055
			607,545
		Total Common Stock (Cost $36,668,512)	37,808,354

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.4%
	Federal National Mortgage Association: 6.3%
$4,417,000	5.330%, due 05/15/12		$3,284,543
			3,284,543
	Other Agency Obligations: 15.1%
4,630,000	5.320%, due 03/26/12		3,464,231
1,158,000	5.330%, due 05/02/12		862,617
3,331,000	5.330%, due 05/11/12		2,478,594
1,400,000	5.340%, due 06/06/12		1,038,089
			7,843,531
	Total U.S. Government Agency Obligations (Cost $11,556,739)		11,128,074
U.S. TREASURY OBLIGATIONS: 4.9%
	U.S. Treasury STRIP: 4.9%
2,447,000	4.380%, due 08/15/12		1,836,865
942,000	4.890%, due 05/15/12		715,715
	Total U.S. Treasury Obligations (Cost $2,573,968)		2,552,580
	Total Long-Term Investments
	(Cost $50,799,219)		51,489,008
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreement: 0.9%
497,000	Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $497,234 to be received upon repurchase (Collateralized by $975,000 Resolution Funding Corporation, 8.125%, Market Value plus accrued interest $509,379, due 10/15/19)		497,000

	Total Short-Term Investments (Cost $497,000)		497,000

	Total Investments in Securities (Cost $51,296,219)*	100.0%	$51,986,008
	Other Assets and Liabilities-Net	0.0	(25,582)
	Net Assets	100.0%	$51,960,426

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $51,593,918. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,792,397
Gross Unrealized Depreciation	(1,400,307)
Net Unrealized Appreciation	$392,090

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 9

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 67.0%
		Advertising: 0.1%
1,250	@	Interpublic Group of Cos., Inc.	$12,063
460		Omnicom Group	39,160
			51,223
		Aerospace/Defense: 1.5%
2,600		Boeing Co.	182,624
660		General Dynamics Corp.	75,273
260		Goodrich Corp.	10,686
260		L-3 Communications Holdings, Inc.	19,331
1,430		Lockheed Martin Corp.	90,991
900		Northrop Grumman Corp.	54,099
1,260		Raytheon Co.	50,589
520		Rockwell Collins, Inc.	24,164
2,390		United Technologies Corp.	133,625
			641,382
		Agriculture: 1.3%
4,830		Altria Group, Inc.	360,898
2,600		Archer-Daniels-Midland Co.	64,116
710		Monsanto Co.	55,046
240		Reynolds America, Inc.	22,879
480		UST, Inc.	19,598
			522,537
		Airlines: 0.1%
1,700		Southwest Airlines Co.	27,931
			27,931
		Apparel: 0.4%
1,550	@	Coach, Inc.	51,677
260		Jones Apparel Group, Inc.	7,987
210		Liz Claiborne, Inc.	7,522
620		Nike, Inc.	53,810
170		Reebok International Ltd.	9,899
420		VF Corp.	23,243
			154,138
		Auto Manufacturers: 0.1%
6,720		Ford Motor Co.	51,878
140	@	Navistar International Corp.	4,007
			55,885
		Auto Parts & Equipment: 0.1%
820	@	Goodyear Tire & Rubber Co.	14,252
520		Johnson Controls, Inc.	37,913
			52,165
		Banks: 4.4%
990		AmSouth Bancorp.	25,948
12,950		Bank of America Corp.	597,643
1,920		Bank of New York	61,152
1,740		BB&T Corp.	72,923
490		Comerica, Inc.	27,812
280		Compass Bancshares, Inc.	13,521
570		Huntington Bancshares, Inc.	13,538
980		Keycorp	32,271
140		M&T Bank Corp.	15,267
520		Marshall & Ilsley Corp.	22,381
1,170		Mellon Financial Corp.	40,073
1,300		National City Corp.	43,641
500		Northern Trust Corp.	25,910
890		PNC Financial Services Group, Inc.	55,029
1,100		Regions Financial Corp.	37,576
690		State Street Corp.	38,254
860		SunTrust Banks, Inc.	62,574
890		Synovus Financial Corp.	24,039
4,310		US BanCorp.	128,826
3,920		Wachovia Corp.	207,211
3,930		Wells Fargo & Co.	246,922
220		Zions Bancorporation	16,623
			1,809,134
		Beverages: 2.1%
1,930		Anheuser-Busch Cos., Inc.	82,913
220		Brown-Forman Corp.	15,250
8,460		Coca-Cola Co.	341,023
1,090		Coca-Cola Enterprises, Inc.	20,895
490	@	Constellation Brands, Inc.	12,853
490		Pepsi Bottling Group, Inc.	14,019
6,670		PepsiCo, Inc.	394,064
			881,017
		Biotechnology: 0.7%
2,900	@	Amgen, Inc.	228,694
180	@	Biogen Idec, Inc.	8,159
350	@	Chiron Corp.	15,561
610	@	Genzyme Corp.	43,176
110	@	Millipore Corp.	7,264
			302,854
		Building Materials: 0.2%
450		American Standard Cos., Inc.	17,978
1,180		Masco Corp.	35,624
280		Vulcan Materials Co.	18,970
			72,572
		Chemicals: 1.0%
620		Air Products & Chemicals, Inc.	36,698
2,340		Dow Chemical Co.	102,539
200		Eastman Chemical Co.	10,318
500		Ecolab, Inc.	18,135
2,230		EI Du Pont de Nemours & Co.	94,775
400		Engelhard Corp.	12,060
340	@	Hercules, Inc.	3,842
220		International Flavors & Fragrances, Inc.	7,370
700		PPG Industries, Inc.	40,530
1,000		Praxair, Inc.	52,960
530		Rohm & Haas Co.	25,663
280		Sherwin-Williams Co.	12,718
170		Sigma-Aldrich Corp.	10,759
			428,367
		Commercial Services: 0.6%
2,400		Cendant Corp.	41,400
590		Equifax, Inc.	22,432
1,060		H&R Block, Inc.	26,023
1,240		McKesson Corp.	63,972
620		Moody’s Corp.	38,080
870		Paychex, Inc.	33,164
450		Robert Half International, Inc.	17,051
520		RR Donnelley & Sons Co.	17,789
			259,911
		Computers: 3.3%
350	@	Affiliated Computer Services, Inc.	20,713
3,350	@	Apple Computer, Inc.	240,832
60	@	Computer Sciences Corp.	3,038
9,640	@	Dell, Inc.	289,104
280		Electronic Data Systems Corp.	6,731
7,610	@	EMC Corp.	103,648
11,360		Hewlett-Packard Co.	325,237
3,860		International Business Machines Corp.	317,292
80	@	Lexmark International, Inc.	3,586
510	@	NCR Corp.	17,309
1,010	@	Network Appliance, Inc.	27,270

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 9

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
1,760	@	Sun Microsystems, Inc.	$7,374
1,060	@	Unisys Corp.	6,180
			1,368,314
		Cosmetics/Personal Care: 1.4%
200		Alberto-Culver Co.	9,150
1,740		Colgate-Palmolive Co.	95,439
8,264		Procter & Gamble Co.	478,320
			582,909
		Distribution/Wholesale: 0.1%
510		Genuine Parts Co.	22,399
190		WW Grainger, Inc.	13,509
			35,908
		Diversified Financial Services: 5.5%
2,930		American Express Co.	150,778
666		Ameriprise Financial, Inc.	27,306
400		Bear Stearns Cos, Inc.	46,212
700		Capital One Financial Corp.	60,480
2,450		Charles Schwab Corp.	35,942
650		CIT Group, Inc.	33,657
12,170		Citigroup, Inc.	590,610
260		Countrywide Financial Corp.	8,889
1,130	@	E*Trade Financial Corp.	23,572
2,270		Fannie Mae	110,799
210		Federated Investors, Inc.	7,778
390		Franklin Resources, Inc.	36,664
1,550		Goldman Sachs Group, Inc.	197,951
8,250		JPMorgan Chase & Co.	327,443
1,050		Lehman Brothers Holdings, Inc.	134,579
2,990		MBNA Corp.	81,179
2,910		Merrill Lynch & Co., Inc.	197,094
2,550		Morgan Stanley	144,687
940		SLM Corp.	51,785
280		T. Rowe Price Group, Inc.	20,168
			2,287,573
		Electric: 2.0%
2,080	@	AES Corp.	32,926
400	@	Allegheny Energy, Inc.	12,660
60		Ameren Corp.	3,074
960		American Electric Power Co., Inc.	35,606
1,030		CenterPoint Energy Resources Corp.	13,236
500		Cinergy Corp.	21,230
860	@	CMS Energy Corp.	12,479
560		Consolidated Edison, Inc.	25,945
490		Constellation Energy Group, Inc.	28,224
890		Dominion Resources, Inc.	68,708
490		DTE Energy Co.	21,163
2,420		Duke Energy Corp.	66,429
1,090		Edison International	47,535
930		FirstEnergy Corp.	45,561
1,080		FPL Group, Inc.	44,885
980		NiSource, Inc.	20,443
920		Pacific Gas & Electric Co.	34,150
260		Pinnacle West Capital Corp.	10,751
850		PPL Corp.	24,990
700		Progress Energy, Inc.	30,744
640		Public Service Enterprise Group, Inc.	41,581
1,840		Southern Co.	63,535
820		TECO Energy, Inc.	14,088
1,940		TXU Corp.	97,369
1,200		Xcel Energy, Inc.	22,152
			839,464
		Electrical Components & Equipment: 0.3%
450		American Power Conversion	9,900
1,340		Emerson Electric Co.	100,098
			109,998
		Electronics: 0.3%
1,620	@	Agilent Technologies, Inc.	53,930
490		Applera Corp. — Applied Biosystems Group	13,014
460	@	Jabil Circuit, Inc.	17,061
340		PerkinElmer, Inc.	8,010
1,380	@	Sanmina-SCI Corp.	5,879
4,250	@	Solectron Corp.	15,555
410	@	Thermo Electron Corp.	12,353
260	@	Waters Corp.	9,828
			135,630
		Engineering & Construction: 0.0%
100		Fluor Corp.	7,726
			7,726
		Entertainment: 0.1%
900		International Game Technology	27,702
			27,702
		Environmental Control: 0.1%
1,520		Waste Management, Inc.	46,132
			46,132
		Food: 0.8%
480		Campbell Soup Co.	14,290
1,300		ConAgra Foods, Inc.	26,364
1,180		General Mills, Inc.	58,198
530		Hershey Foods Corp.	29,282
730		HJ Heinz Co.	24,616
630		Kellogg Co.	27,229
1,780	@	Kroger Co.	33,606
350		McCormick & Co., Inc.	10,822
1,300		Safeway, Inc.	30,758
1,980		Sara Lee Corp.	37,422
620		Supervalu, Inc.	20,138
280		Tyson Foods, Inc.	4,788
530		WM Wrigley Jr. Co.	35,240
			352,753
		Forest Products & Paper: 0.2%
130		Louisiana-Pacific Corp.	3,571
560		MeadWestvaco Corp.	15,697
510		Plum Creek Timber Co., Inc.	18,385
390		Temple-Inland, Inc.	17,491
660		Weyerhaeuser Co.	43,784
			98,928
		Gas: 0.1%
120		Nicor, Inc.	4,717
790		Sempra Energy	35,424
			40,141
		Hand/Machine Tools: 0.1%
210		Black & Decker Corp.	18,262
190		Stanley Works	9,128
			27,390
		Healthcare — Products: 2.1%
120		Bausch & Lomb, Inc.	8,148
1,640		Baxter International, Inc.	61,746
670		Becton Dickinson & Co.	40,254
1,370	@	Boston Scientific Corp.	33,551
250		CR Bard, Inc.	16,480
730		Guidant Corp.	47,267
7,010		Johnson & Johnson	421,301

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 9

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
2,860		Medtronic, Inc.	$164,650
1,010	@	St. Jude Medical, Inc.	50,702
700		Stryker Corp.	31,101
			875,200
		Healthcare — Services: 1.5%
1,130		Aetna, Inc.	106,570
655	@	Coventry Health Care, Inc.	37,309
630	@	Humana, Inc.	34,228
50	@	Laboratory Corp. of America Holdings	2,692
90		Manor Care, Inc.	3,579
4,030		UnitedHealth Group, Inc.	250,424
2,450	@	WellPoint, Inc.	195,485
			630,287
		Home Builders: 0.1%
350		Lennar Corp.	21,357
			21,357
		Home Furnishings: 0.0%
80		Whirlpool Corp.	6,701
			6,701
		Household Products/Wares: 0.3%
420		Clorox Co.	23,894
380		Fortune Brands, Inc.	29,648
1,080		Kimberly-Clark Corp.	64,422
			117,964
		Housewares: 0.0%
770		Newell Rubbermaid, Inc.	18,311
			18,311
		Insurance: 3.7%
760	@@	ACE Ltd.	40,614
1,320		Aflac, Inc.	61,274
1,590		Allstate Corp.	85,971
120		AMBAC Financial Group, Inc.	9,247
6,060		American International Group, Inc.	413,474
920		AON Corp.	33,074
720		Chubb Corp.	70,308
350		Cigna Corp.	39,095
420		Cincinnati Financial Corp.	18,766
900		Genworth Financial, Inc.	31,122
670		Hartford Financial Services Group, Inc.	57,546
300		Jefferson-Pilot Corp.	17,079
580		Lincoln National Corp.	30,757
420		Loews Corp.	39,837
941		Marsh & McLennan Cos., Inc.	29,886
350		MBIA, Inc.	21,056
3,190		Metlife, Inc.	156,310
230		MGIC Investment Corp.	15,139
1,010		Principal Financial Group	47,904
480		Progressive Corp.	56,054
1,880		Prudential Financial, Inc.	137,597
280		Safeco Corp.	15,820
1,610		St. Paul Cos	71,919
230		Torchmark Corp.	12,788
970		UnumProvident Corp.	22,067
60	@@	XL Capital Ltd.	4,043
			1,538,747
		Internet: 0.6%
900	@	Amazon.com, Inc.	42,435
2,670	@	eBay, Inc.	115,477
550	@	Monster Worldwide, Inc.	22,451
2,570	@	Symantec Corp.	44,975
710	@	Yahoo!, Inc.	27,818
			253,156
		Iron/Steel: 0.2%
110		Allegheny Technologies, Inc.	3,969
630		Nucor Corp.	42,034
340		United States Steel Corp.	16,344
			62,347
		Leisure Time: 0.2%
240		Brunswick Corp.	9,758
980		Carnival Corp.	52,401
590		Harley-Davidson, Inc.	30,379
			92,538
		Lodging: 0.2%
710		Hilton Hotels Corp.	17,118
490		Marriott International, Inc.	32,815
630		Starwood Hotels & Resorts Worldwide, Inc.	40,232
			90,165
		Machinery — Diversified: 0.1%
140		Cummins, Inc.	12,562
440		Rockwell Automation, Inc.	26,030
			38,592
		Media: 1.8%
1,460		Clear Channel Communications, Inc.	45,917
5,280	@	Comcast Corp.	137,069
60		Gannett Co., Inc.	3,634
1,520		McGraw-Hill Cos, Inc.	78,478
100		Meredith Corp.	5,234
450		New York Times Co.	11,902
6,200		News Corp., Inc.	96,410
11,090		Time Warner, Inc.	193,410
150		Tribune Co.	4,539
600	@	Univision Communications, Inc.	17,634
3,760		Viacom, Inc.	122,576
970		Walt Disney Co.	23,251
			740,054
		Mining: 0.2%
740		Freeport-McMoRan Copper & Gold, Inc.	39,812
350		Newmont Mining Corp.	18,690
260		Phelps Dodge Corp.	37,406
			95,908
		Miscellaneous Manufacturing: 3.4%
2,440		3M Co.	189,100
200	@	Cooper Industries Ltd.	14,600
720		Danaher Corp.	40,162
500		Dover Corp.	20,245
390		Eaton Corp.	26,165
24,910		General Electric Co.	873,096
2,200		Honeywell International, Inc.	81,950
560		Illinois Tool Works, Inc.	49,274
780	@@	Ingersoll-Rand Co.	31,489
210		ITT Industries, Inc.	21,592
380		Parker Hannifin Corp.	25,065
370		Textron, Inc.	28,483
			1,401,221
		Office/Business Equipment: 0.2%
570		Pitney Bowes, Inc.	24,083
2,600	@	Xerox Corp.	38,090
			62,173

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 9

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 6.2%
140		Amerada Hess Corp.	$17,755
540		Anadarko Petroleum Corp.	51,165
710		Apache Corp.	48,649
1,300		Burlington Resources, Inc.	112,060
4,830		ChevronTexaco Corp.	274,199
3,960		ConocoPhillips	230,393
1,670		Devon Energy Corp.	104,442
650		EOG Resources, Inc.	47,691
23,130		Exxon Mobil Corp.	1,299,212
190		Kerr-McGee Corp.	17,263
720		Marathon Oil Corp.	43,898
380		Murphy Oil Corp.	20,516
390	@,@@	Nabors Industries Ltd.	29,543
110	@	Noble Corp.	7,759
810		Occidental Petroleum Corp.	64,703
180		Rowan Cos., Inc.	6,415
550		Sunoco, Inc.	43,109
690	@	Transocean, Inc.	48,086
2,180		Valero Energy Corp.	112,488
			2,579,346
		Oil & Gas Services: 0.5%
100		Baker Hughes, Inc.	6,078
1,040		Halliburton Co.	64,438
1,200		Schlumberger Ltd.	116,580
			187,096
		Packaging & Containers: 0.1%
280		Ball Corp.	11,122
210	@	Sealed Air Corp.	11,796
			22,918
		Pharmaceuticals: 3.5%
3,690		Abbott Laboratories	145,497
370		Allergan, Inc.	39,945
800		AmerisourceBergen Corp.	33,120
1,000		Bristol-Myers Squibb Co.	22,980
1,000		Cardinal Health, Inc.	68,750
1,110	@	Caremark Rx, Inc.	57,487
410	@	Express Scripts, Inc.	34,358
960	@	Forest Laboratories, Inc.	39,053
1,210	@	Gilead Sciences, Inc.	63,682
720	@	Hospira, Inc.	30,802
1,220	@	King Pharmaceuticals, Inc.	20,642
720	@	Medco Health Solutions, Inc.	40,176
6,980		Merck & Co., Inc.	222,034
240		Mylan Laboratories	4,790
17,740		Pfizer, Inc.	413,697
3,850		Schering-Plough Corp.	80,272
250	@	Watson Pharmaceuticals, Inc.	8,127
3,190		Wyeth	146,963
			1,472,375
		Pipelines: 0.1%
350		El Paso Corp.	4,256
190		Kinder Morgan, Inc.	17,470
1,250		Williams Cos., Inc.	28,962
			50,688
		Real Estate Investment Trust: 0.3%
210		Apartment Investment & Management Co.	7,953
570		Archstone-Smith Trust	23,877
1,000		Equity Office Properties Trust	30,330
170		Prologis	7,942
210		Public Storage, Inc.	14,221
590		Simon Property Group LP	45,212
60		Vornado Realty Trust	5,008
			134,543
		Retail: 3.9%
250	@	Autonation, Inc.	5,432
80	@	Autozone, Inc.	7,340
710	@	Bed Bath & Beyond, Inc.	25,667
1,270		Best Buy Co., Inc.	55,220
480		Circuit City Stores, Inc.	10,843
1,270		Costco Wholesale Corp.	62,827
530		Darden Restaurants, Inc.	20,606
970		Dollar General Corp.	18,498
190		Family Dollar Stores, Inc.	4,710
750		Federated Department Stores	49,748
1,400		Gap, Inc.	24,696
5,020		Home Depot, Inc.	203,210
750		JC Penney Co., Inc.	41,700
160	@	Kohl’s Corp.	7,776
150		Limited Brands	3,353
1,980		Lowe’s Cos., Inc.	131,987
3,970		McDonald’s Corp.	133,868
930		Nordstrom, Inc.	34,782
680	@	Office Depot, Inc.	21,352
250	@	Sears Holding Corp.	28,883
2,310		Staples, Inc.	52,460
2,040	@	Starbucks Corp.	61,220
1,980		Target Corp.	108,841
420		Tiffany & Co.	16,082
1,360		TJX Cos., Inc.	31,593
6,040		Wal-Mart Stores, Inc.	282,672
2,340		Walgreen Co.	103,568
340		Wendy’s International, Inc.	18,788
850		Yum! Brands, Inc.	39,848
			1,607,570
		Savings & Loans: 0.4%
680		Golden West Financial Corp.	44,880
2,336		Washington Mutual, Inc.	101,616
			146,496
		Semiconductors: 2.8%
920	@	Altera Corp.	17,048
1,030		Analog Devices, Inc.	36,946
4,080		Applied Materials, Inc.	73,195
670	@	Broadcom Corp.	31,590
950	@	Freescale Semiconductor, Inc.	23,911
24,400		Intel Corp.	609,024
490		Kla-Tencor Corp.	24,172
880		Linear Technology Corp.	31,742
1,170	@	LSI Logic Corp.	9,360
940		Maxim Integrated Products	34,066
1,600	@	Micron Technology, Inc.	21,296
1,120		National Semiconductor Corp.	29,098
420	@	Nvidia Corp.	15,355
390	@	QLogic Corp.	12,679
6,520		Texas Instruments, Inc.	209,096
			1,178,578
		Software: 2.8%
1,360		Adobe Systems, Inc.	50,266
710		Autodesk, Inc.	30,494
1,900		Automatic Data Processing, Inc.	87,191
960	@	BMC Software, Inc.	19,670
590	@	Citrix Systems, Inc.	16,980
1,090		Computer Associates International, Inc.	30,727
1,680	@	Compuware Corp.	15,070
630	@	Electronic Arts, Inc.	32,955
1,790		First Data Corp.	76,988
480	@	Fiserv, Inc.	20,770
560		IMS Health, Inc.	13,955
550	@	Intuit, Inc.	29,315
190	@	Mercury Interactive Corp.	5,280
21,690		Microsoft Corp.	567,194
1,800	@	Novell, Inc.	15,894
8,820	@	Oracle Corp.	107,692

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 9

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
1,350	@	Parametric Technology Corp.	$8,235
1,460		Siebel Systems, Inc.	15,447
			1,144,123
		Telecommunications: 3.9%
900		Alltel Corp.	56,790
12,500		AT&T, Inc.	306,125
680	@	Avaya, Inc.	7,256
4,290		BellSouth Corp.	116,259
420		CenturyTel, Inc.	13,927
15,000	@	Cisco Systems, Inc.	256,800
500	@	Comverse Technology, Inc.	13,295
3,770	@	Corning, Inc.	74,118
9,920		Motorola, Inc.	224,093
3,900		Qualcomm, Inc.	168,012
430		Scientific-Atlanta, Inc.	18,520
7,190		Sprint Corp. — FON Group	167,958
1,300	@	Tellabs, Inc.	14,170
6,440		Verizon Communications, Inc.	193,973
			1,631,296
		Textiles: 0.0%
380		Cintas Corp.	15,648
			15,648
		Toys/Games/Hobbies: 0.0%
750		Hasbro, Inc.	15,135
220		Mattel, Inc.	3,480
			18,615
		Transportation: 1.0%
820		Burlington Northern Santa Fe Corp.	58,072
660		CSX Corp.	33,508
720		FedEx Corp.	74,441
1,330		Norfolk Southern Corp.	59,624
110		Union Pacific Corp.	8,856
2,640		United Parcel Service, Inc.	198,396
			432,897
		Total Common Stock (Cost $27,527,857)	27,886,594
Principal
Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 26.1%

		Federal National Mortgage Association: 26.1%
$15,000,000		5.450%, due 11/15/12	$10,866,690
			10,866,690
		Total U.S. Government Agency Obligations (Cost $11,162,627)	10,866,690
		U.S. Treasury STRIP 5.8%
3,197,000		4.380%, due 08/15/12	2,399,860
		Total U.S. Treasury Obligations (Cost $2,406,231)	2,399,860
		Total Long-Term Investments (Cost $41,096,715)	41,153,144
SHORT-TERM INVESTMENTS: 1.0%
		Repurchase Agreement: 1.0%
399,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $399,188 to be received upon repurchase (Collateralized by $780,000 Resolution Funding Corporation, 8.125%, Market Value plus accrued interest $407,503, due 10/15/19)	399,000
		Total Short-Term Investments (Cost $399,000)	399,000

	Total Investments in Securities (Cost $41,495,715)*	99.9%	$41,552,144
	Other Assets and Liabilities-Net	0.1	29,788
	Net Assets	100.0%	$41,581,932

@            Non-income producing security

@@        Foreign Issuer

STRIP     Separate Trading of Registered Interest and Principal of Securities

*              Cost for federal income tax purposes is $41,812,249. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$693,773
Gross Unrealized Depreciation	(953,878)
Net Unrealized Depreciation	$(260,105)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 10

AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 64.3%
		Advertising: 0.1%
450		Omnicom Group	$38,309
			38,309
		Aerospace/Defense: 1.5%
2,250		Boeing Co.	158,040
560		General Dynamics Corp.	63,868
220		L-3 Communications Holdings, Inc.	16,357
1,240		Lockheed Martin Corp.	78,901
680		Northrop Grumman Corp.	40,875
1,670		Raytheon Co.	67,051
560		Rockwell Collins, Inc.	26,023
2,030		United Technologies Corp.	113,497
			564,612
		Agriculture: 1.2%
4,170		Altria Group, Inc.	311,582
2,250		Archer-Daniels-Midland Co.	55,485
570		Monsanto Co.	44,192
330		Reynolds America, Inc.	31,459
330		UST, Inc.	13,474
			456,192
		Airlines: 0.1%
2,000		Southwest Airlines Co.	32,860
			32,860
		Apparel: 0.4%
1,450	@	Coach, Inc.	48,343
220		Jones Apparel Group, Inc.	6,758
220		Liz Claiborne, Inc.	7,880
560		Nike, Inc.	48,602
110		Reebok International Ltd.	6,405
220		VF Corp.	12,175
			130,164
		Auto Manufacturers: 0.1%
6,910		Ford Motor Co.	53,345
			53,345
		Auto Parts & Equipment: 0.1%
670	@	Goodyear Tire & Rubber Co.	11,645
450		Johnson Controls, Inc.	32,810
			44,454
		Banks: 4.2%
780		AmSouth Bancorp.	20,444
10,910		Bank of America Corp.	503,497
1,670		Bank of New York	53,190
1,560		BB&T Corp.	65,380
450		Comerica, Inc.	25,542
220		Compass Bancshares, Inc.	10,624
220		First Horizon National Corp.	8,457
560		Huntington Bancshares, Inc.	13,300
890		Keycorp	29,308
220		M&T Bank Corp.	23,991
450		Marshall & Ilsley Corp.	19,368
890		Mellon Financial Corp.	30,483
1,230		National City Corp.	41,291
450		Northern Trust Corp.	23,319
790		PNC Financial Services Group, Inc.	48,846
1,000		Regions Financial Corp.	34,160
570		State Street Corp.	31,601
680		SunTrust Banks, Inc.	49,477
670		Synovus Financial Corp.	18,097
3,710		US BanCorp.	110,892
3,150		Wachovia Corp.	166,509
3,380		Wells Fargo & Co.	212,365
220		Zions Bancorporation	16,623
			1,556,764
		Beverages: 2.0%
1,570		Anheuser-Busch Cos., Inc.	67,447
220		Brown-Forman Corp.	15,250
7,080		Coca-Cola Co.	285,395
670		Coca-Cola Enterprises, Inc.	12,844
450		Pepsi Bottling Group, Inc.	12,875
5,740		PepsiCo, Inc.	339,119
			732,930
		Biotechnology: 0.7%
2,470	@	Amgen, Inc.	194,784
110	@	Biogen Idec, Inc.	4,986
220	@	Chiron Corp.	9,781
560	@	Genzyme Corp.	39,637
110	@	Millipore Corp.	7,264
			256,452
		Building Materials: 0.2%
560		American Standard Cos., Inc.	22,372
890		Masco Corp.	26,869
220		Vulcan Materials Co.	14,905
			64,146
		Chemicals: 0.9%
560		Air Products & Chemicals, Inc.	33,146
2,030		Dow Chemical Co.	88,955
220		Eastman Chemical Co.	11,350
450		Ecolab, Inc.	16,322
1,920		EI Du Pont de Nemours & Co.	81,600
220		Engelhard Corp.	6,633
220		International Flavors & Fragrances, Inc.	7,370
570		PPG Industries, Inc.	33,003
680		Praxair, Inc.	36,013
330		Rohm & Haas Co.	15,979
220		Sherwin-Williams Co.	9,992
110		Sigma-Aldrich Corp.	6,962
			347,325
		Commercial Services: 0.6%
110	@	Apollo Group, Inc.	6,651
1	@	CCE Spinco, Inc.	10
2,230		Cendant Corp.	38,468
330	@	Convergys Corp.	5,231
450		Equifax, Inc.	17,109
1,000		H&R Block, Inc.	24,550
1,010		McKesson Corp.	52,106
560		Moody’s Corp.	34,395
780		Paychex, Inc.	29,734
330		Robert Half International, Inc.	12,504
450		RR Donnelley & Sons Co.	15,395
			236,153
		Computers: 3.1%
220	@	Affiliated Computer Services, Inc.	13,020
2,920	@	Apple Computer, Inc.	209,919
110	@	Computer Sciences Corp.	5,570
8,210	@	Dell, Inc.	246,218
220		Electronic Data Systems Corp.	5,289
6,530		EMC Corp.	88,939
9,780		Hewlett-Packard Co.	280,001
3,150		International Business Machines Corp.	258,930
450	@	NCR Corp.	15,273
780	@	Network Appliance, Inc.	21,060

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 10

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
1,450	@	Sun Microsystems, Inc.	$6,076
780	@	Unisys Corp.	4,547
			1,154,842
		Cosmetics/Personal Care: 1.3%
110		Alberto-Culver Co.	5,033
1,460		Colgate-Palmolive Co.	80,081
6,860		Procter & Gamble Co.	397,057
			482,171
		Distribution/Wholesale: 0.1%
560		Genuine Parts Co.	24,595
110		WW Grainger, Inc.	7,821
			32,416
		Diversified Financial Services: 5.3%
2,470		American Express Co.	127,106
560		Ameriprise Financial, Inc.	22,960
220		Bear Stearns Cos, Inc./The	25,417
570		Capital One Financial Corp.	49,248
2,230		Charles Schwab Corp./The	32,714
450		CIT Group, Inc.	23,301
10,350		Citigroup, Inc.	502,286
220		Countrywide Financial Corp.	7,522
890	@	E*Trade Financial Corp.	18,565
1,920		Fannie Mae	93,715
220		Federated Investors, Inc.	8,149
330		Franklin Resources, Inc.	31,023
1,570		Goldman Sachs Group, Inc.	200,505
450		Janus Capital Group, Inc.	8,384
7,080		JPMorgan Chase & Co.	281,005
900		Lehman Brothers Holdings, Inc.	115,353
2,580		MBNA Corp.	70,047
2,470		Merrill Lynch & Co., Inc.	167,293
2,140		Morgan Stanley	121,424
790		SLM Corp.	43,521
330		T. Rowe Price Group, Inc.	23,770
			1,973,308
		Electric: 1.9%
1,450	@	AES Corp.	22,954
330	@	Allegheny Energy, Inc.	10,445
110		Ameren Corp.	5,636
890		American Electric Power Co., Inc.	33,010
670		CenterPoint Energy Resources Corp.	8,610
450		Cinergy Corp.	19,107
450	@	CMS Energy Corp.	6,530
560		Consolidated Edison, Inc.	25,945
560		Constellation Energy Group, Inc.	32,256
680		Dominion Resources, Inc.	52,496
450		DTE Energy Co.	19,436
1,920		Duke Energy Corp.	52,704
1,000		Edison International	43,610
680		FirstEnergy Corp.	33,313
890		FPL Group, Inc.	36,988
560		NiSource, Inc.	11,682
780		Pacific Gas & Electric Co.	28,954
220		Pinnacle West Capital Corp.	9,097
890		PPL Corp.	26,166
560		Progress Energy, Inc.	24,595
560		Public Service Enterprise Group, Inc.	36,383
1,670		Southern Co.	57,665
450		TECO Energy, Inc.	7,731
1,680		TXU Corp.	84,319
890		Xcel Energy, Inc.	16,429
			706,061
		Electrical Components & Equipment: 0.2%
1,130		Emerson Electric Co.	84,411
			84,411
		Electronics: 0.3%
1,450	@	Agilent Technologies, Inc.	48,271
450		Applera Corp. — Applied Biosystems Group	11,952
330	@	Jabil Circuit, Inc.	12,240
330		PerkinElmer, Inc.	7,775
1,110	@	Sanmina-SCI Corp.	4,729
2,670	@	Solectron Corp.	9,772
330	@	Thermo Electron Corp.	9,943
220	@	Waters Corp.	8,316
			112,998
		Engineering & Construction: 0.0%
220		Fluor Corp.	16,997
			16,997
		Entertainment: 0.1%
780		International Game Technology	24,008
			24,008
		Environmental Control: 0.1%
1,230		Waste Management, Inc.	37,331
			37,331
		Food: 0.8%
450		Campbell Soup Co.	13,397
1,110		ConAgra Foods, Inc.	22,511
1,010		General Mills, Inc.	49,813
450		Hershey Foods Corp.	24,863
780		HJ Heinz Co.	26,302
560		Kellogg Co.	24,203
1,560	@	Kroger Co.	29,453
330		McCormick & Co., Inc.	10,204
1,000		Safeway, Inc.	23,660
1,670		Sara Lee Corp.	31,563
560		Supervalu, Inc.	18,189
560		Tyson Foods, Inc.	9,576
450		WM Wrigley Jr. Co.	29,921
			313,655
		Forest Products & Paper: 0.3%
220		International Paper Co.	7,394
330		Louisiana-Pacific Corp.	9,065
450		MeadWestvaco Corp.	12,614
450		Plum Creek Timber Co., Inc.	16,223
220		Temple-Inland, Inc.	9,867
560		Weyerhaeuser Co.	37,150
			92,313
		Gas: 0.1%
110		Nicor, Inc.	4,324
110		Peoples Energy Corp.	3,858
680		Sempra Energy	30,491
			38,673
		Hand/Machine Tools: 0.1%
220		Black & Decker Corp.	19,131
110		Snap-On, Inc.	4,132
110		Stanley Works	5,284
			28,547
		Healthcare — Products: 2.0%
110		Bausch & Lomb, Inc.	7,469
1,340		Baxter International, Inc.	50,451
560		Becton Dickinson & Co.	33,645
1,340	@	Boston Scientific Corp.	32,817
220		CR Bard, Inc.	14,502

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 10

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare — Products (continued)
570		Guidant Corp.	$36,908
5,960		Johnson & Johnson	358,196
2,470		Medtronic, Inc.	142,198
680		St. Jude Medical, Inc.	34,136
570		Stryker Corp.	25,325
			735,647
		Healthcare — Services: 1.5%
1,010		Aetna, Inc.	95,253
560	@	Coventry Health Care, Inc.	31,898
560	@	Humana, Inc.	30,425
110	@	Laboratory Corp. of America Holdings	5,924
220		Manor Care, Inc.	8,749
110		Quest Diagnostics	5,663
3,380		UnitedHealth Group, Inc.	210,033
2,030	@	WellPoint, Inc.	161,974
			549,919
		Home Builders: 0.1%
110		DR Horton, Inc.	3,930
330		Lennar Corp.	20,137
110		Pulte Homes, Inc.	4,330
			28,397
		Home Furnishings: 0.0%
110		Whirlpool Corp.	9,214
			9,214
		Household Products/Wares: 0.3%
330		Clorox Co.	18,774
330		Fortune Brands, Inc.	25,747
900		Kimberly-Clark Corp.	53,685
			98,206
		Housewares: 0.0%
560		Newell Rubbermaid, Inc.	13,317
			13,317
		Insurance: 3.6%
570	@@	ACE Ltd	30,461
1,010		Aflac, Inc.	46,884
1,350		Allstate Corp.	72,995
220		AMBAC Financial Group, Inc.	16,953
5,280		American International Group, Inc.	360,254
670		AON Corp.	24,087
680		Chubb Corp.	66,402
330		Cigna Corp.	36,861
330		Cincinnati Financial Corp.	14,744
780		Genworth Financial, Inc.	26,972
570		Hartford Financial Services Group, Inc.	48,957
330		Jefferson-Pilot Corp.	18,787
570		Lincoln National Corp.	30,227
330		Loews Corp.	31,301
1,110		Marsh & McLennan Cos., Inc.	35,254
330		MBIA, Inc.	19,853
2,580		Metlife, Inc.	126,420
220		MGIC Investment Corp.	14,480
680		Principal Financial Group	32,252
450		Progressive Corp.	52,551
1,790		Prudential Financial, Inc.	131,010
330		Safeco Corp.	18,645
1,350		St. Paul Cos.	60,305
220		Torchmark Corp.	12,232
670		UnumProvident Corp.	15,243
110	@@	XL Capital Ltd	7,412
			1,351,542
		Internet: 0.6%
790	@	Amazon.com, Inc.	37,249
2,250	@	eBay, Inc.	97,313
220	@	Monster Worldwide, Inc.	8,980
2,340	@	Symantec Corp.	40,950
560	@	Yahoo!, Inc.	21,941
			206,433
		Iron/Steel: 0.2%
220		Allegheny Technologies, Inc.	7,938
560		Nucor Corp.	37,363
220		United States Steel Corp.	10,575
			55,876
		Leisure Time: 0.2%
220		Brunswick Corp.	8,945
790		Carnival Corp.	42,241
560		Harley-Davidson, Inc.	28,834
			80,020
		Lodging: 0.2%
670		Hilton Hotels Corp.	16,154
330		Marriott International, Inc.	22,100
450		Starwood Hotels & Resorts Worldwide, Inc.	28,737
			66,991
		Machinery — Diversified: 0.1%
110		Cummins, Inc.	9,870
450		Rockwell Automation, Inc.	26,622
			36,492
		Media: 1.7%
1,230		Clear Channel Communications, Inc.	38,684
4,390	@	Comcast Corp.	113,964
110		Gannett Co., Inc.	6,663
1,240		McGraw-Hill Cos, Inc.	64,021
110		Meredith Corp.	5,757
330		New York Times Co.	8,728
4,950		News Corp., Inc.	76,972
9,450		Time Warner, Inc.	164,808
560	@	Univision Communications, Inc.	16,458
3,150		Viacom, Inc.	102,690
890		Walt Disney Co.	21,333
			620,078
		Mining: 0.2%
570		Freeport-McMoRan Copper & Gold, Inc.	30,666
220		Newmont Mining Corp.	11,748
220		Phelps Dodge Corp.	31,651
			74,065
		Miscellaneous Manufacturing: 3.3%
2,030		3M Co.	157,325
220	@	Cooper Industries Ltd.	16,060
560		Danaher Corp.	31,237
450		Dover Corp.	18,220
330		Eaton Corp.	22,140
21,370		General Electric Co.	749,018
1,890		Honeywell International, Inc.	70,402
450		Illinois Tool Works, Inc.	39,595
780	@@	Ingersoll-Rand Co.	31,489
220		ITT Industries, Inc.	22,620
450		Leggett & Platt, Inc.	10,332
220		Parker Hannifin Corp.	14,511
330		Textron, Inc.	25,403
			1,208,352

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 10

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.1%
450		Pitney Bowes, Inc.	$19,012
2,120	@	Xerox Corp.	31,058
			50,070
		Oil & Gas: 6.0%
110		Amerada Hess Corp.	13,950
450		Anadarko Petroleum Corp.	42,638
570		Apache Corp.	39,056
1,240		Burlington Resources, Inc.	106,888
4,150		ChevronTexaco Corp.	235,596
3,490		ConocoPhillips	203,048
1,460		Devon Energy Corp.	91,308
570		EOG Resources, Inc.	41,821
19,800		Exxon Mobil Corp.	1,112,166
220		Kerr-McGee Corp.	19,989
680		Marathon Oil Corp.	41,460
330		Murphy Oil Corp.	17,817
330	@,@@	Nabors Industries Ltd.	24,997
680		Occidental Petroleum Corp.	54,318
220		Rowan Cos., Inc.	7,841
450		Sunoco, Inc.	35,271
570	@	Transocean, Inc.	39,723
1,800		Valero Energy Corp.	92,880
110		XTO Energy, Inc.	4,833
			2,225,600
		Oil & Gas Services: 0.5%
110		Baker Hughes, Inc.	6,686
900		Halliburton Co.	55,764
1,130		Schlumberger Ltd.	109,779
110	@	Weatherford International Ltd.	3,982
			176,211
		Packaging & Containers: 0.1%
220		Ball Corp.	8,738
220		Bemis Co.	6,131
220	@	Sealed Air Corp.	12,357
			27,226
		Pharmaceuticals: 3.3%
3,040		Abbott Laboratories	119,867
330		Allergan, Inc.	35,627
660		AmerisourceBergen Corp.	27,324
890		Bristol-Myers Squibb Co.	20,452
790		Cardinal Health, Inc.	54,312
900	@	Caremark Rx, Inc.	46,611
560	@	Express Scripts, Inc.	46,928
780	@	Forest Laboratories, Inc.	31,730
900	@	Gilead Sciences, Inc.	47,367
560	@	Hospira, Inc.	23,957
890	@	King Pharmaceuticals, Inc.	15,059
570	@	Medco Health Solutions, Inc.	31,806
5,960		Merck & Co., Inc.	189,588
450		Mylan Laboratories	8,982
14,840		Pfizer, Inc.	346,069
2,930		Schering-Plough Corp.	61,090
220	@	Watson Pharmaceuticals, Inc.	7,152
2,700		Wyeth	124,389
			1,238,310
		Pipelines: 0.1%
220		Kinder Morgan, Inc.	20,229
1,110		Williams Cos., Inc.	25,719
			45,948
		Real Estate Investment Trust: 0.3%
450		Archstone-Smith Trust	18,850
890		Equity Office Properties Trust	26,994
110		Prologis	5,139
220		Public Storage, Inc.	14,898
450		Simon Property Group LP	34,483
			100,364
		Retail: 3.7%
450	@	Autonation, Inc.	9,778
110	@	Autozone, Inc.	10,092
670	@	Bed Bath & Beyond, Inc.	24,220
1,130		Best Buy Co., Inc.	49,132
330		Circuit City Stores, Inc.	7,455
900		Costco Wholesale Corp.	44,523
450		Darden Restaurants, Inc.	17,496
670		Dollar General Corp.	12,777
330		Family Dollar Stores, Inc.	8,181
680		Federated Department Stores	45,104
1,230		Gap, Inc./ The	21,697
4,280		Home Depot, Inc.	173,254
790		JC Penney Co., Inc.	43,924
110	@	Kohl’s Corp.	5,346
1,570		Lowe’s Cos., Inc.	104,656
3,380		McDonald’s Corp.	113,974
670		Nordstrom, Inc.	25,058
670	@	Office Depot, Inc.	21,038
220	@	Sears Holding Corp.	25,417
1,920		Staples, Inc.	43,603
1,670	@	Starbucks Corp.	50,117
1,790		Target Corp.	98,396
330		Tiffany & Co.	12,636
1,000		TJX Cos., Inc.	23,230
5,060		Wal-Mart Stores, Inc.	236,808
2,030		Walgreen Co.	89,848
220		Wendy’s International, Inc.	12,157
790		Yum! Brands, Inc.	37,035
			1,366,952
		Savings & Loans: 0.3%
560		Golden West Financial Corp.	36,960
2,030		Washington Mutual, Inc.	88,305
			125,265
		Semiconductors: 2.7%
220	@	Advanced Micro Devices, Inc.	6,732
780	@	Altera Corp.	14,453
780		Analog Devices, Inc.	27,979
3,260		Applied Materials, Inc.	58,484
570	@	Broadcom Corp.	26,875
1,230	@	Freescale Semiconductor, Inc.	30,959
20,810		Intel Corp.	519,418
450		Kla-Tencor Corp.	22,198
670		Linear Technology Corp.	24,167
890	@	LSI Logic Corp.	7,120
670		Maxim Integrated Products	24,281
1,340	@	Micron Technology, Inc.	17,835
1,230		National Semiconductor Corp.	31,955
330	@	Novellus Systems, Inc.	7,960
330	@	Nvidia Corp.	12,065
220	@	QLogic Corp.	7,152
5,510		Texas Instruments, Inc.	176,706
			1,016,339
		Software: 2.7%
1,340		Adobe Systems, Inc.	49,526
570		Autodesk, Inc.	24,481
1,570		Automatic Data Processing, Inc.	72,047
780	@	BMC Software, Inc.	15,982
450	@	Citrix Systems, Inc.	12,951
900		Computer Associates International, Inc.	25,371
1,450	@	Compuware Corp.	13,006
570	@	Electronic Arts, Inc.	29,817
1,670		First Data Corp.	71,827
450	@	Fiserv, Inc.	19,471
450		IMS Health, Inc.	11,214

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 10

AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
560	@	Intuit, Inc.	$29,848
220	@	Mercury Interactive Corp.	6,114
18,560		Microsoft Corp.	485,344
1,450	@	Novell, Inc.	12,803
7,640	@	Oracle Corp.	93,284
1,000	@	Parametric Technology Corp.	6,100
1,110		Siebel Systems, Inc.	11,744
			990,930
		Telecommunications: 3.7%
680		Alltel Corp.	42,908
10,680		AT&T, Inc.	261,553
890	@	Avaya, Inc.	9,496
3,710		BellSouth Corp.	100,541
330		CenturyTel, Inc.	10,943
12,820	@	Cisco Systems, Inc.	219,478
780		Citizens Communications Co.	9,539
450	@	Comverse Technology, Inc.	11,965
2,930	@	Corning, Inc.	57,604
8,430		Motorola, Inc.	190,434
3,260		Qualcomm, Inc.	140,441
450		Scientific-Atlanta, Inc.	19,381
5,850		Sprint Corp. — FON Group	136,656
1,000	@	Tellabs, Inc.	10,900
5,510		Verizon Communications, Inc.	165,961
			1,387,800
		Textiles: 0.0%
330		Cintas Corp.	13,589
			13,589
		Toys/Games/Hobbies: 0.0%
670		Hasbro, Inc.	13,521
			13,521
		Transportation: 1.0%
680		Burlington Northern Santa Fe Corp.	48,158
570		CSX Corp.	28,939
570		FedEx Corp.	58,932
1,130		Norfolk Southern Corp.	50,658
110		Union Pacific Corp.	8,856
2,250		United Parcel Service, Inc.	169,087
			364,630
		Total Common Stock (Cost $24,246,238)	23,888,741

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.1%
		Federal National Mortgage Association: 27.1%
$14,022,000		4.820%, due 01/15/13	$10,064,094
		Total U.S. Government Agency Obligations (Cost $9,967,636)	10,064,094
U.S. TREASURY OBLIGATIONS: 7.7%
		U.S. Treasury Note: 7.7%
3,876,000		Principal Only, due 11/15/12	2,874,345
		Total U.S. Treasury Obligations (Cost $2,865,052)	2,874,345
		Total Long-Term Investments (Cost $37,078,926)	36,827,180
SHORT-TERM INVESTMENTS: 0.9%
		Repurchase Agreement: 0.9%
328,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $328,154 to be received upon repurchase (Collateralized by $340,000 Federal Home Loan Bank, 4.000%, Market Value plus accrued interest $336,712 due 06/13/07)	328,000
		Total Short-Term Investments (Cost $328,000)	328,000

	Total Investments in Securities (Cost $37,406,926)*	100.0%	$37,155,180
	Other Assets and Liabilities-Net	(0.0)	(17,965)
	Net Assets	100.0%	$37,137,215

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $37,439,237. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$295,378
Gross Unrealized Depreciation	(579,435)
Net Unrealized Depreciation	$(284,057)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

ING GET U.S. CORE PORTFOLIO — SERIES 11

AS OF DECEMBER 31, 2005

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 100.2%
		Commercial Paper: 79.9%
$ 500,000		Alliance, 4.360%, due 01/30/06	$498,192
900,000		ASB Bank LTD, 4.340%, due 01/18/06	898,049
1,200,000		Barton Capital, 4.280%, due 01/03/06	1,199,572
418,000		CAFCO, 4.310%, due 01/18/06	417,101
500,000		CAFCO, 4.360%, due 02/10/06	497,529
590,000		Cargill, 4.310%, due 01/20/06	588,591
575,000		CBA (Delaware), 4.350%, due 01/09/06	574,375
465,000		CBA (Delaware), 4.340%, due 01/18/06	463,993
1,000,000		Ciesco, 4.310%, due 01/23/06	997,253
800,000		Crown Point, 4.350%, due 01/12/06	798,843
1,000,000		Danske Corp., 4.370%, due 02/06/06	995,529
600,000		IXIS, 4.320%, due 01/05/06	599,640
1,200,000		Jupiter, 4.310%, due 01/13/06	1,198,137
1,142,000		Parke Ave., 4.290%, due 01/05/06	1,141,320
767,000		Preferred, 4.310%, due 01/04/06	766,633
1,200,000		Saint Germain, 4.310%, due 01/09/06	1,198,707
1,000,000		Societe, 4.360%, due 02/03/06	995,901
600,000		Svenska, 6.490%, due 01/09/06	599,028
1,126,000		Three Pillars, 4.310%, due 01/03/06	1,125,596
1,200,000		Thunder Bay CP, 4.300%, 01/03/06	1,199,570
510,000		Verizon, 4.330%, 01/23/06	508,592
1,000,000		Westpac DN, 4.340%, 02/07/06	995,440
1,200,000		Windmill 4.300%, due 01/12/06	1,198,282
1,200,000		Yorktown, 4.300%, 01/10/06	1,198,570
			20,654,443
		Total Commercial Paper (Cost $20,657,246)	20,654,443
		Repurchase Agreement: 20.3%
5,239,000		Morgan Stanley Repurchase Agreement dated, 12/30/05, 4.230%, due 01/03/06, $5,241,462 to be received upon repurchase (Collateralized by $5,445,000 Federal Home Loan Bank, 6.000%, Market Value plus accrued interest $5,387,955 due 11/15/24)	5,239,000
		Total Repurchase Agreement (Cost $5,239,000)	5,239,000

	Total Investments in Securities (Cost $25,896,246)*	100.2%	$25,893,443
	Other Assets and Liabilities-Net	(0.2)	(51,484)
	Net Assets	100.0%	$25,841,959

*              Cost for federal income tax purposes is the same as for Financial Statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(2,803)
Net Unrealized Depreciation	$(2,803)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING GET U.S. Core Portfolio — Series 1	NII	$0.2625
	STCG	$0.3882
	LTCG	$0.0363
ING GET U.S. Core Portfolio — Series 2	NII	$0.2860
	STCG	$0.2253
	LTCG	$0.0077
ING GET U.S. Core Portfolio — Series 3	NII	$0.2047
	STCG	$0.0132
	LTCG	$0.0001
ING GET U.S. Core Portfolio — Series 4	NII	$0.1775
	STCG	$0.0547
	LTCG	$0.0001
ING GET U.S. Core Portfolio — Series 5	NII	$0.1055
	STCG	$0.1792
	LTCG	$0.0002
ING GET U.S. Core Portfolio — Series 6	NII	$0.0392
	STCG	$0.0008
	LTCG	$0.0001
ING GET U.S. Core Portfolio — Series 7	NII	$0.0060

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET U.S. Core Portfolio — Series 1	14.28%
ING GET U.S. Core Portfolio — Series 2	16.02%
ING GET U.S. Core Portfolio — Series 3	29.94%
ING GET U.S. Core Portfolio — Series 4	25.33%
ING GET U.S. Core Portfolio — Series 5	26.97%
ING GET U.S. Core Portfolio — Series 6	0.23%
ING GET U.S. Core Portfolio — Series 7	0.95%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	February 2002 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2001 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2001 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2001 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172

Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present) and Notre Dame Health Care Center (July 1991 — Present)

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2001 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 — Present

Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2001 — Present

Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 — September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); Director of Northern Life Insurance Company (March 1985 — April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present) and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)

Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)

Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office
	held with	and Length of	Principal Occupation(s)
Name, Address and Age	the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer and Chief Operating Officer	February 2001 — Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	February 2002 — Present

Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	October 2000 — Present

Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	November 2004 — Present

Chief Compliance Officer of the ING Funds (November 2004 — Present) and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present

Senior Vice President, ING Funds Service, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age 42	Senior Vice President Assistant Secretary	October 2000 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	November 2003 — Present

Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary; ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President Treasurer	October 2000 — Present March 2001 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 — Present

Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 — Present

Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 — Present

Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	August 2003 — Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 — Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the ING GET U.S. Core Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Variable Insurance Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Advisory Contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios, and the Sub-Advisory Contract (“Sub-Advisory Contract”) with ING Investment Management, Co., the sub-adviser to the Portfolios (the “Sub-Adviser” or “ING IM”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Investment Review Committee. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex (including principal protection funds other than the Portfolios) was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the International Equity and Fixed Income Investment Review Committee reviews benchmarks used to assess the performance of each Portfolio. The International Equity and Fixed Income Investment Review Committee also meets regularly with the Adviser and periodically with the Sub-Adviser. The International Equity and Fixed Income Investment Review Committee may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information about the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio, the performance of the Portfolio’s fixed income benchmark (Lehman Brothers 1-3 Government Index) and its equity benchmark (Standard & Poor’s 500 Composite Stock Price Index), and the expenses of other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contract and Sub-Advisory Contract, including a written analysis for each Portfolio of how its performance compares to its designated benchmarks and its fees compare to those of the funds in its Selected Peer Group; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, whose performance was compared to the Portfolio’s fixed income benchmark (Lehman Brothers 1-3 Government Index) and its equity benchmark (Standard & Poor’s 500 Composite Stock Price Index) for all periods presented. For purposes of expense comparisons, the mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex, including ING IM. The Board also noted the resources that the Adviser has committed to the Board and the International Equity and Fixed Income Investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Review Committee to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the International Equity and Fixed Income Investment Review Committee to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the sub-advisers to the Funds in the ING Funds complex, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Portfolios.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of the Portfolios and other Funds in the ING Funds complex, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer. The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds in the ING Funds complex through re-negotiated arrangements with the Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included the investment performance of its fixed income component compared to the Lehman Brothers 1-3 Year Government Index and that of its equity component compared to the Standard & Poor’s 500 Composite Stock Price Index. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted that the Portfolios do not have breakpoint discounts on advisory fees, but do benefit

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

from expense limitations, and considered the extent to which economies of scale could effectively be realized through such expense limitations. The Board further took into account that, after the Offering Period, there are no new sales of the Portfolios, and therefore increases in asset size would result from increases in the value of a Portfolio’s assets.

Information about Services to Other Clients

The Board requested, received and considered information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. If a rate offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and ING IM for these differences.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above.

In each case, the performance of the Portfolio’s fixed income and equity components was compared to its fixed income and equity benchmarks, respectively. Each Portfolio’s management fee and expense ratio were compared to fees and expense ratios of the funds in its Selected Peer Group. In analyzing performance data for each Portfolio, the Board noted the difficulty of identifying a peer group of comparable mutual funds given the unique nature of the Portfolio including the interest rate and market environment in place at the time the Portfolio commenced operations.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio — Series 1

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for the year-to-date period, but outperformed for the most recent calendar quarter and one-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for the most recent calendar quarter and one-year period, but outperformed for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 1, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense providing a Guarantee, at the variable contract level, that the contract-holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses (the “contract-level Guarantee”), and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 2

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for the year-to-date period, but outperformed for the most recent calendar quarter and one-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for the most recent calendar quarter and one-year period, but outperformed for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 2, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the advisory fee and a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 3

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component underperformed its equity benchmark for the most recent calendar quarter, but outperformed for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 3, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 4

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component underperformed its fixed income benchmark for the year-to-date period, but outperformed for the most recent calendar quarter and one-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for the most recent calendar quarter, but outperformed for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 4, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GET U.S. Core Portfolio — Series 5

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for most periods presented, but underperformed for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 5, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 6

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component outperformed its equity benchmark for most periods presented, but underperformed for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 6, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 7

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 7, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio — Series 8

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board considered that the Portfolio launched on March 9, 2005, with the offering period ending on June 7, 2005, and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio — Series 8, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.055% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a contract-level Guarantee, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15 of the 1940 mandates that, when a new or existing series of the Trust enters into a new advisory or sub-advisory arrangement, the Trustees, including a majority of the Independent Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to that series. As discussed below, new Advisory and or Sub-Advisory Contracts were approved for each of the following series of the Trust: ING GET U.S. Core — Series 9; ING GET U.S. Core — Series 10; and ING GET U.S. Core — Series 11.

The Board’s consideration of the new advisory and sub-advisory arrangements related to these Portfolios is discussed below. In considering the Advisory and Sub-Advisory Contracts for the Portfolios, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

members considered a number of factors they believed, in light of the legal advice furnished to them by K&LNG, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Portfolios.

ING GET U.S. Core Portfolio — Series 9

At its June 4, 2004 meeting, the Board determined to approve the Advisory and Sub-Advisory Contracts for GET U.S. Core Portfolio — Series 9. The Board received and evaluated such information as the Board deemed necessary for an informed determination of whether the Contracts should be approved for ING GET U.S. Core Portfolio — Series 9.

In considering approval of the Advisory Contract for the Portfolio, the Board considered several factors including, but not limited to: prior performance of comparable Funds; the nature and quality of the services to be provided by the Adviser, including its experience in overseeing sub-advisers for other mutual funds for which the Adviser serves as investment adviser; the performance of the mutual funds for which the Adviser currently serves as investment adviser; the depth, experience and the financial strength of the Adviser and its projected profitability from management of the Portfolio; the fact that the advisory fee imposed under the Advisory Contract would be identical to those imposed by the Adviser with respect to prior series of GET; the fact that ING IM would manage the Portfolio in its capacity as Sub-Adviser; the projected expense ratios for the Portfolio, including the Adviser’s commitment to maintain expense limitations for the Portfolio; the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of the Adviser, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and the fairness of the compensation payable to the Adviser under the Advisory Contract in light of the services to be provided.

When considering approval of the Sub-Advisory Contract for the Portfolio, the Board considered a number of factors including, but not limited to: performance of similar Funds for which ING IM is the Sub-Adviser; the nature and quality of the services to be provided by ING IM; the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided; the personnel, operations, financial condition and investment management capabilities, methodologies and performance of ING IM; and the expenses to be borne by the shareholders of the Portfolio.

GET U.S Core Portfolio — Series 10 through Series 11

At its March 30, 2005 meeting the Board determined to approve the Advisory and Sub-Advisory Contracts of GET U.S. Core Portfolio — Series 10 and GET U.S. Core Portfolio — Series 11.

In considering the approval of the advisory arrangements for these Portfolios, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolios under the Advisory Contract, including the Adviser’s experience as a manager-of-managers overseeing ING Fund sub-advisers; (2) the nature and quality of the services to be provided by ING IM under the Sub-Advisory Contract, including its substantial experience in overseeing managers of principal protection products; (3) the Adviser’ strength and reputation within the industry, particularly its reputation as a manager-of-managers of similar principal protection products; (4) the fairness of the compensation under the Advisory Contract with a level fee that does not include breakpoints in light of the services to be provided to the Portfolios, and the fees charged to previous series of GET portfolios, and the profitability to the Adviser when sub-advisory fees payable by the Adviser to ING IM are taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and ING IM, including ING IM’s management team’s expertise in the principal protection arena and its proprietary allocation model; (6) the expenses to be borne by shareholders; (7) the Adviser’s and ING IM’s compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws; (8) the unique benefits of the principal protection features of the Portfolios; (9) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from the Portfolios’ relationship with ING; and (10) the potential for economies of scale in fixed expenses that would be passed through to shareholders and the relevance of economies of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

scale in a principal protection product with a limited offering period.

In its discussions regarding the Advisory Contract, the Board, including a majority of the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee rates payable to the Adviser by the Portfolios are competitive with those of their Selected Peer Group; and (2) the expense ratios for the Portfolios are competitive with those of their Selected Peer Group.

In reviewing the Sub-Advisory Contract with ING IM, the Board also considered the following factors: (1) the Adviser’s view of the reputation of ING IM; (2) ING IM’s experience and skill in managing principal protection funds; (3) the nature and quality of the services to be provided by ING IM; (4) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided and the profitability of the Adviser, as the Portfolios’ adviser and ING IM as its sub-adviser; (5) prior performance of other series of GET advised by ING IM compared to the Standard & Poor’s 500 Composite Stock Price Index and Lehman Brothers Aggregate Bond Index and in light of their objectives; (6) ING IM’s operations and compliance program, including its policies with respect to trade allocation and brokerage practices, proxy voting policies and procedures, and procedures intended to assure compliance with the Federal securities laws; (7) ING IM’s financial condition; (8) the costs for the services to be provided by ING IM and the fact that these costs will be paid by the Adviser and not directly by the Portfolios; (9) the representation that no economies of scale from breakpoint discounts would inure to the Adviser or to the Portfolios; (10) the appropriateness of the selection of ING IM in light of the Portfolios’ investment objective and prospective investor base; and (11) ING IM’s Code of Ethics, which has previously been approved for other series of the Trust, and related procedures for complying with that Code.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interests of the Portfolios and their respective investors.

Investment Manager

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

30 Rockefeller Plaza

New York, New York 10112

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGCORE	(1205-022306)

Annual Report

December 31, 2005

ING VP Global Equity Dividend Portfolio

(Formerly, ING VP Worldwide Growth Portfolio)

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Example	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Portfolio of Investments	20

Shareholder Meeting Information	23

Tax Information	24

Trustee and Officer Information	25

Advisory Contract Approval Discussion	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Fund’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation
as of December 31, 2005

(as a percent of net assets

(1) Includes sixteen countries, which each represent
1 - 2% of net assets

(2) Includes five countries, which each represent
0 - 1% of net assets

Portfolio holdings are subject to change daily.

The ING VP Global Equity Dividend Portfolio (the “Portfolio”) seeks growth of capital with dividend income as a secondary consideration through investment primarily in equity securities of dividend paying companies. The Portfolio is managed by Jorik van den Bos, Joris Franssen and Joost de Graaf, Portfolio Managers.

Performance: For the year ended December 31, 2005, the Portfolio provided a total return of 4.39% compared to the Morgan Stanley Capital International (“MSCI”) World® Index, which returned 10.02% for the same period.

Portfolio Specifics: During the early part of 2005, growth stocks generally underperformed value stocks in a carry-over of the trend of previous years. The expected inflection point of growth outperforming value stocks occurred toward the end of the period, which helped the Portfolio regain some positive performance, since the U.S. sleeve of the portfolio was managed with a growth tilt.

These circumstances were seen in the performance shortfall of the domestic sleeve of the Portfolio. Sector positioning enjoyed a positive result, mainly from a sizeable underweight in the relatively weak financial sector and an overweight in healthcare. A detraction of value resulted from modest underweights in the strong energy and utilities sectors. Positive selection within outcome industrials, consumer staples, materials and financials were more than offset by negative selection within healthcare. At the stock level, the major positive contributors included healthcare stocks Barr Pharmaceuticals and Celgene Corp., as well as consumer staples company CVS Corp. Negative contributors included Biogen Idec and Par Pharmaceutical Companies — both in the healthcare sector — and eBay Inc. and Harley-Davidson.

In the international sleeve of the portfolio, stock selection within sectors proved modestly negative. While stocks in the consumer staples, telecommunication services and utilities added to value, value was detracted from stocks within the healthcare, materials and industrials sectors. At the individual security level, material positive contributors included Deutsche Boerse (Germany/Financial), Imperial Tobacco Group (UK/Consumer Staples) and CapitaLand Ltd (Singapore/Real Estate). Our holdings impacting most negatively included Placer Dome Inc. (Canada/Materials), ST Microelectronics (Switzerland/Information Technology) and Nomura Holdings (Japan/Financial).

After the portfolio management change on April 29, 2005, the world financial markets held their positive trend until the end of 2005. This was the case despite high energy prices, inflation fears and a continued increase of Federal Funds Rates. Markets have been supported by lower long term yields, low inflation, positive economic data from the U.S. and Europe, restructuring in Japan, and positive earnings surprises.

Backed by strong economic fundamentals and strong demand out of China, the cyclical sectors, namely materials and to a lesser extent industrials outperformed the market. The low interest rate environment helped financials to keep an honorable performance. Telecoms generally underperformed the market on the back of concerns on growth prospects and increasing merging pressure. Regionally, emerging markets was the best performing market. Japan also outperformed as investors were positive on the country’s restructuring prospects. Europe slightly outperformed the world markets and the U.S. lagged.

The Portfolio benefited from its overweight positions in energy, financials and materials as these sectors performed strongly during the year. The Portfolio also has exposure to the real estate sector. The overweight position in the high dividend sectors of banks and telecoms was a drag on the performance. Banks lagged as there were concerns on margin compression as the yield curve flattened. Telecoms lagged on the lack luster prospects of future growth for the sector, and on increasing competition leading to margin pressure. However, the two have very strong cash generation and dividend pay outs. The Portfolio’s regional allocation worked positively in our overweight positions of emerging markets and Europe and underweight position in the U.S. The Portfolio was negatively affected by the strong performance of the Japanese market, as we do not have any exposure to Japan as we cannot find companies that meet our dividend yield criteria of 3%.

Top Ten Holdings

as of December 31, 2005

(as a percent of net assets)

Altria Group, Inc.	1.5%

Bank of America Corp.	1.5%

Washington Mutual, Inc.	1.5%

ENI-Ente Nazionale Idrocarburi S.p.A.	1.3%

UST, Inc.	1.3%

Enel S.p.A.	1.2%

Volvo AB	1.2%

GUS PLC	1.2%

Merck & Co., Inc.	1.1%

UniCredito Italiano S.p.A.	1.0%

Portfolio holdings are subject to change daily.

*  Effective April 29, 2005 ING Investment Management Company, B.V. became Sub-Adviser to ING VP Global Equity Dividend Portfolio. Prior to April 29, 2005, the Portfolio was sub-advised by ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.). Please also note effective January 19, 2006, Nicolas Simar and Moudy El Khodr replaced Jorik Van den Bos, Joris Franssen, and Joost de Graaf as Portfolio Managers.

4

PORTFOLIO MANAGERS’ REPORT	ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

Petroleo Brasilero was one of the top performers. The Brazilian oil company performed strongly amidst rising oil prices and strong performance from Emerging Markets. Persimmon and Barratt Development, home builders in the UK showed good results as the whole sector was buoyed by Persimmon’s highly accretive acquisition of Westbury, another UK home builder.

The bottom performer was ConAgra, the third largest U.S. food company, which announced three profit warnings due to higher than expected commodity prices. Sales failed to meet targets and costs rose.

Current Strategy and Outlook: We believe that investments in defensive sectors like utilities, telecommunication services, real estate and consumer staples should give the strategy downside protection. We believe these sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. If markets fall significantly, we believe that defensive sectors will yield the high dividends. If the equity markets move sideways, stock selection and the consistent, disciplined strategy are expected to add value. In this scenario, we believe that dividends will make up for an important part of the total return. In the case of a strong rally, the strategy is expected to generate an absolute positive return but less than the benchmark due to its defensive positioning.

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Year	Since Inception April 28, 2000
ING VP Global Equity Dividend Portfolio	4.39%	(2.03)%	(3.90)%
MSCI World Indexsm(1)	10.02%	2.64%	0.43	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Equity Dividend Portfolio against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)         Since inception performance for the Index is shown from May 1, 2000.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Global Equity Dividend Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return	$1,000.00	$1,076.90	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*                 Expenses are equal to the Portfolio’s annualized expense ratios of 1.16%; multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING VP Global Equity Dividend Portfolio, a series of ING Variable Insurance Trust as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Global Equity Dividend Portfolio as of December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2006

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investments in securities at value*	$59,023,600
Cash	1,847,385
Foreign currencies at value**	16,180
Receivables:
Fund shares sold	16,810
Dividends and interest	196,965
Prepaid expenses	1,919
Reimbursement due from manager	1,939
Total assets	61,104,798
LIABILITIES:
Payable for investment securities purchased	11,511
Payable for fund shares redeemed	12
Payable to affiliates	51,528
Payable for trustee fees	10,351
Other accrued expenses and liabilities	55,502
Total liabilities	128,904
NET ASSETS (equivalent to $7.65 per share on 7,972,434 shares outstanding)	$60,975,894

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (unlimited shares authorized)	$58,324,184
Undistributed net investment income	45,505
Accumulated net realized loss on investments and foreign currency related transactions	(172,920)
Net unrealized appreciation on investments and foreign currency related transactions	2,779,125
NET ASSETS	$60,975,894

* Cost of investments in securities	$56,242,606
** Cost of foreign currencies	$ 16,297

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,134,985
Interest	185,827
Total investment income	2,320,812
EXPENSES:
Investment management fees	570,372
Shareholder reporting expense	44,367
Registration fees	2,768
Professional fees	29,225
Custody and accounting expense	38,568
Trustee fees	6,034
Miscellaneous expense	14,458
Total expenses	705,792
Net waived and reimbursed fees	(46,028)
Net expenses	659,764
Net investment income	1,661,048
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	4,277,760
Foreign currency related transactions	(125,015)
Net realized gain on investments and foreign currency related transactions	4,152,745
Net change in unrealized appreciation on:
Investments	(3,296,531)
Foreign currency related transactions	(8,009)
Net change in unrealized appreciation on investments and foreign currency related transactions	(3,304,540)
Net realized and unrealized gain on investments and foreign currency related transactions	848,205
Increase in net assets resulting from operations	$2,509,253

*Foreign taxes withheld	$ 167,958

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$1,661,048	$336,893
Net realized gain on investments and foreign currency related transactions	4,152,745	5,975,571
Net change in unrealized appreciation on investments and foreign currency related transactions	(3,304,540)	(1,581,160)
Net increase in net assets resulting from operations	2,509,253	4,731,304
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,790,754)	(415,809)
Total distributions	(1,790,754)	(415,809)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,392,929	10,448,919
Dividends reinvested	1,790,754	415,809
	13,183,683	10,864,728
Cost of shares redeemed	(9,867,641)	(8,990,591)
Net increase in net assets resulting from capital share transactions	3,316,042	1,874,137
Net increase in net assets	4,034,541	6,189,632

NET ASSETS:
Beginning of year	56,941,353	50,751,721
End of year	$60,975,894	$56,941,353
Undistributed net investment income at end of year	$45,505	$316,051

See Accompanying Notes to Financial Statements

10

ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$7.56	6.96	5.39	7.18	8.81
Income (loss) from investment operations:
Net investment income (loss)	$0.21	0.04	0.01	0.00 *	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.11	0.61	1.56	(1.79)	(1.62)
Total from investment operations	$0.32	0.65	1.57	(1.79)	(1.63)
Less distributions from:
Net investment income	$0.23	0.05	—	0.00 *	—
Total distributions	$0.23	0.05	—	0.00 *	—
Net asset value, end of the year	$7.65	7.56	6.96	5.39	7.18
Total Return(1)%	4.39	9.44	29.13	(24.92)	(18.50)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$60,976	56,941	50,752	27,745	23,983
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.16	1.23	1.23	1.23	1.23
Net expenses after expense reimbursement/ recoupment prior to brokerage commission recapture(2)%	1.16	1.23	1.23	1.23	1.23
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture %	1.24	1.20	1.75	2.07	2.97
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.91	0.62	0.23	(0.01)	(0.15)
Portfolio turnover rate %	183	122	111	279	252

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*                 Per share amount is less than $0.005.

See Accompanying Notes to Financial Statements.

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as amended, as an open-end management investment company. There are fifteen separate investment series which comprise the Trust. The one that is in this report is the ING VP Global Equity Dividend Portfolio (formerly, ING VP Worldwide Growth Portfolio, the “Portfolio”), a non- diversified series of the Trust. The Portfolio commenced operations on April 28, 2000. The investment objective of the Portfolio is to seek growth of capital with dividend income as a secondary consideration.

Shares of the Portfolio may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and asked prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are speciÞcally authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are speciÞcally authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV,

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reßect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.             Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.              Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid quarterly by the Portfolio. Distributions are determined annually in accordance with federal tax principles which may differ from U.S. generally accepted accounting principles for investment companies. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

F.              Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolio has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investing in a Portfolio. No securities were on loan at December 31, 2005.

NOTE 3 — INVESTMENT MANAGEMENT FEE

ING Investments, LLC (the “Investment Manager”) is the Investment Manager of the Portfolio. The Portfolio pays the Investment Manager for its services under the Management Agreement, a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Manager has entered into an Expense Limitation Agreement with the Portfolio, under which it will limit expenses of the Portfolio to the extent of 1.23% of the value of the Portfolio’s average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Manager may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

Effective January 1, 2005, pursuant to a side agreement the Investment Manager has lowered the expense limit for the Portfolio to 1.15% through at least December 31, 2005. Effective January 1, 2006 a new agreement with the same limit was approved through at least December 31, 2006. There is no guarantee that this side agreement will continue after that date. If after December 31, 2006, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Portfolio’s expense limitation agreement of 1.23%. The Portfolio waived $46,028 pursuant to the side agreement during the year ended December 31, 2005. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager are $192,915 which expire December 31, 2006.

Effective April 29, 2005 ING Investment Management Advisors B.V. (“IIM BV”) began serving as sub-adviser to the Portfolio. Prior to April 29, 2005, the Portfolio was sub-advised by ING Investment Management Co.

The Investment Manager entered into a Sub-Advisory Agreement with IIM BV for the Portfolio.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Portfolio. There is no fee paid to the Administrator.

The Investment Manager, IIM BV, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Portfolio’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Portfolio. There was no brokerage commission recapture during the year ended December 31, 2005.

At December 31, 2005, the Portfolio had $51,528 recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities for accrued investment management fees.

The Portfolio has adopted a Retirement Policy covering all Independent Trustees of the Portfolio who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

At December 31, 2005, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolio:

ING VP Global Equity Dividend Portfolio:

ING USA Annuity and Life Insurance Company (99.56%).

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 5 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2005, the Portfolio had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities on the Statement of Assets and Liabilities:

Payable for Custody Fees	Payable for Professional Fees	Payable forShareholder Reporting Expenses
$6,534	$16,663	$28,167

NOTE 6 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005, excluding short-term securities, were $103,893,370 and $101,493,177, respectively.

NOTE 7 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Manager, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Portfolio utilized the line of credit for twelve days with an approximate average daily balance of $2,401,667 at an approximate weighted average interest rate of 3.57% during the year ended December 31, 2005. Interest expense is included in miscellaneous expense on the statement of operations.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

	Year Ended December 31, 2005
	Shares	Amount
Shares sold	1,543,589	$11,392,929
Dividends reinvested	242,178	1,790,754
Shares redeemed	(1,343,870)	(9,867,641)
Net increase	441,897	$3,316,042

	Year Ended December 31, 2004
	Shares	Amount
Shares sold	1,476,514	$10,448,919
Dividends reinvested	57,709	415,809
Shares redeemed	(1,299,185)	(8,990,591)
Net increase	235,038	$1,874,137

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Portfolio makes significant investments in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2005:

Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
$(140,840)	$140,840

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2005	Year Ended December 31, 2004
Ordinary Income	Ordinary Income
$1,790,754	$415,809

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

Undistributed Ordinary Income	Unrealized Appreciation/Depreciation	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$59,070	$2,701,163	($23,538)	($84,985)	2010

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

19

PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 92.9%
		Australia: 7.0%
35,190		Australia & New Zealand Banking Group Ltd.	$616,218
54,806		Coca-Cola Amatil Ltd.	309,482
29,389		Publishing & Broadcasting Ltd.	354,553
41,754		Santos Ltd.	374,836
22,849		St. George Bank Ltd.	495,140
61,730		Stockland	293,456
20,608		SunCorp.-Metway Ltd.	302,263
31,018		TABCorp. Holdings Ltd.	353,471
19,891		Wesfarmers Ltd.	537,083
46,430		Westfield Group	616,354
			4,252,856
		Belgium: 1.0%
19,315		Fortis	612,392
			612,392
		Brazil: 2.5%
15,089		Cia Siderurgica Nacional SA ADR	322,905
9,600	@	Petroleo Brasileiro SA ADR	617,952
32,300		Tele Norte Leste Participacoes SA ADR	578,816
			1,519,673
		Canada: 5.6%
25,900		BCE Inc	617,928
9,600		Canadian Imperial Bank of Commerce	627,947
6,136		Enerplus Resources Fund	294,405
15,143		Fording Canadian Coal Trust	523,494
11,080		Penn West Energy Trust	360,338
14,537		Precision Drilling Corp.	477,619
15,270		TransCanada Corp.	479,087
			3,380,818
		China: 1.0%
736,000		PetroChina Co., Ltd.	603,599
			603,599
		Denmark: 1.0%
18,000		Danske Bank A/S	631,822
			631,822
		France: 1.4%
9,586		PagesJaunes SA	248,583
4,904		Societe Generale	600,455
			849,038
		Germany: 2.0%
35,916		Deutsche Telekom AG	594,913
8,385		RWE AG	614,743
			1,209,656
		Greece: 0.8%
14,010		OPAP SA	481,265
			481,265
		Hong Kong: 1.3%
66,000		Citic Pacific Ltd.	182,386
52,000		CLP Holdings Ltd.	301,623
78,000		Hong Kong Exchanges and Clearing Ltd.	323,418
			807,427

		Ireland: 1.0%
28,354		Allied Irish Banks PLC	$606,334
			606,334
		Israel: 0.7%
97,233		Bank Hapoalim Ltd.	448,688
			448,688
		Italy: 6.5%
114,743		Banca Intesa S.p.A.	606,193
96,843		Enel S.p.A.	758,548
28,479		ENI-Ente Nazionale Idrocarburi S.p.A.	792,850
144,604		Snam Rete Gas S.p.A.	592,946
240,435		Telecom Italia S.p.A.	594,416
93,207		UniCredito Italiano S.p.A.	93,207
			3,985,149
		Mexico: 0.5%
128,664		Grupo Mexico SA de CV	299,960
			299,960
		Netherlands: 3.3%
23,153		ABN Amro Holding NV	602,238
3,686		Rodamco Europe NV	305,909
19,317		Royal Dutch Shell PLC	588,437
52,858		Royal KPN NV	528,090
			2,024,674
		New Zealand: 1.0%
153,961		Telecom Corp. of New Zealand Ltd.	628,615
			628,615
		Norway: 1.0%
57,000		DNB Holding ASA	604,870
			604,870
		Panama: 0.3%
8,800		Banco Latino Americano	161,040
			161,040
		Portugal: 1.0%
59,824		Portugal Telecom SGPS SA	602,814
			602,814
		Singapore: 1.0%
70,000		United Overseas Bank Ltd.	614,209
			614,209
		South Africa: 1.3%
45,353		Edgars Consolidated Stores Ltd.	251,785
25,386		Telkom SA Ltd.	539,454
			791,239
		South Korea: 1.4%
10,900		KT Corp. ADR	234,895
6,410		KT&G Corp.	285,583
4,990		S-Oil Corp.	348,289
			868,767
		Spain: 1.3%
22,085	@	Gestevision Telecinco SA	556,624
27,770		Telefonica Publicidad e Informacion SA	235,072
			791,696

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares				Value

		Sweden: 2.8%
25,000		Skanska AB		$380,323
14,600		Svenska Cellulosa AB		544,795
15,900		Volvo AB		748,791
				1,673,909
		Thailand: 0.8%
94,600		Advanced Info Service PLC		249,287
39,200		Siam Cement PCL		253,006
				502,293
		United Kingdom: 12.9%
55,987		Barclays PLC		586,064
32,788		Barratt Developments PLC		555,247
29,442		BOC Group PLC		606,011
142,914		CentricaPLC		624,795
41,077		Diageo PLC		592,331
212,380		Dixons Group PLC		596,035
23,638		GlaxoSmithKline PLC		595,431
42,042		GUS PLC		745,088
17,194		Imperial Tobacco Group PLC		511,491
255,160		Legal & General Group PLC		533,951
30,543		Provident Financial PLC		286,884
19,976		Royal Bank of Scotland Group PLC		601,509
33,496		Severn Trent PLC		623,056
66,245		Taylor Woodrow PLC		433,736
				7,891,629
		United States: 32.5%
8,431		AGL Resources, Inc.		293,483
12,067		Altria Group, Inc.		901,646
11,608		Ameren Corp.		594,794
16,200		American Capital Strategies Ltd.		586,602
9,394		Arthur J Gallagher & Co.		290,087
24,421		AT&T, Inc.		598,070
19,474		Bank of America Corp.		898,725
12,282		Citigroup, Inc.		596,045
37,752		Citizens Communications Co.		461,707
29,962		ConAgra Foods, Inc.		607,629
7,700		Developers Diversified Realty Corp.		362,054
22,149		Duke Energy Corp.		607,990
8,900		Duke Realty Corp.		297,260
13,848		EI Du Pont de Nemours & Co.		588,540
10,222		Energy East Corp.		233,062
15,514		First Horizon National Corp.		596,358
7,400		Hospitality Properties Trust		296,740
8,286		iStar Financial, Inc.		295,396
18,189		Keycorp		598,964
6,100		Kinder Morgan Energy Partners LP		291,702
6,479		Kinder Morgan, Inc.		595,744
6,600		Liberty Property Trust		282,810
21,011		Merck & Co., Inc.		668,360
17,707		New York Community Bancorp, Inc.		292,520
15,123		Oneok, Inc.		402,725
27,218		Pfizer, Inc.		634,724
9,244		Public Service Enterprise Group, Inc.		600,583
7,395		Rayonier, Inc.		294,691
25,400		Regal Entertainment Group		483,108
6,271		Reynolds America, Inc.		597,814
33,352		Sara Lee Corp.		630,353
7,600		Simon Property Group LP		582,388
17,166		Southern Co.		592,742
11,173		Thornburg Mortgage, Inc.		292,733
12,900		United Dominion Realty Trust, Inc.		302,376
19,809		US BanCorp.		$592,091
19,136		UST, Inc.		781,323
9,200		Ventas, Inc.		294,584
20,620		Washington Mutual, Inc.		896,970
				19,815,493
		Total Common Stock (Cost $54,012,103)		56,659,925

EQUITY-LINKED SECURITIES: 3.9%
		India: 1.4%
20,249	@	Oil & Natural Gas Corp., Ltd., expires 03/09/09		527,689
252,500	@	Steel Authority of India Ltd., expires 04/21/09		303,000
				830,689
		Luxembourg: 1.0%
222,000	@	Lite-On Technology Corp., expires 01/20/10		301,920
37,000	@	Tata Steel Ltd.,expires 01/19/09		312,280
				614,200
		Taiwan: 1.5%
147,000	@	Everlight Electronics Co., Ltd, expires 12/12/08		346,920
177,960	@	Formosa Chemicals & Fibre Corp., expires 10/26/10		286,516
439,000	#	Mega Financial Holdings Co., Ltd., expires 01/26/07		285,350
				918,786
		Total Equity-Linked Securities (Cost $2,230,503)		2,363,675

		Total Investments In Securities (Cost $56,242,606)*	96.8%	$59,023,600
		Other Assets and Liabilities-Net	3.2	1,952,294
		Net Assets	100.0%	$60,975,894

	Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

	Equity-Linked Securities (ELKS) are short-term investments that offer current income as well as limited protection against the decline in the price of the stock on which it is based.

@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Trustees.

*	Cost for federal income tax purposes is $56,320,568. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$3,838,272
	Gross Unrealized Depreciation	(1,135,240)
	Net Unrealized Appreciation	$2,703,032

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.8%
Agriculture	5.0
Auto Manufacturers	1.2
Banks	19.8
Beverages	1.5
Building Materials	0.4
Chemicals	2.4
Coal	0.9
Diversified Financial Services	2.9
Electric	7.1
Electronics	1.1
Engineering and Construction	0.6
Entertainment	2.2
Food	2.0
Forest Products and Paper	1.4
Gas	3.1
Holding Companies-Diversified	0.3
Home Builders	1.6
Insurance	1.3
Investment Companies	1.0
Iron/Steel	1.5
Mining	1.5
Miscellaneous Manufacturing	0.9
Oil and Gas	8.2
Pharmaceuticals	3.1
Pipelines	2.2
Real Estate	5.0
Real Estate Investment Trusts	2.6
Retail	2.0
Savings and Loans	2.0
Telecommunications	10.2
Water	1.0
Other Assets and Liabilities, Net	3.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

22

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING VP Global Equity Dividend Portfolio was held August 2, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC (“ING Investments”), the Portfolio’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA”) under which IIMA would become the sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to ING Investments; and

2                  To approve a “Manager-of-Managers” arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio’s investment adviser, subject to prior approval by the Board of Directors of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING VP Global Equity Dividend Portfolio	1	6,883,020	255,525	482,538	—	7,621,083
	2	6,474,825	618,499	527,759	—	7,621,083

*  Proposals 1 and 2 passed at this meeting.

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING VP Global Equity Dividend Portfolio	NII	$0.2309

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2005, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Global Equity Dividend Portfolio:	39.30%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes Paid	Per Share Amount
ING VP Global Equity Dividend Portfolio	$117,185	$0.0147

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	172	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	172	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	172	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present). and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	172	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired.	172	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	172	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	February 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	172

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	172	AmeriGas Propane, Inc. (January 1998 - Present).

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	172	Touchstone Consulting Group (June 1997 - Present); and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	February 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000) Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	172	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation, Proxy and Brokerage Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer and Chief Operating Officer	February 2001 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Formerly Chief Compliance Officer, ING Investments, LLC (October 2004 - December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	October 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Directed Services, Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President	October 2000 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING VP Global Equity Dividend Portfolio (formerly, ING VP Worldwide Growth Portfolio) (the “Portfolio”), a series of ING Variable Insurance Trust (the “Trust”) remain in effect only if the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Advisors B.V. (“IIM B.V.”), the sub-adviser to the Portfolio.

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Portfolio were considered at the same Board meeting, the Trustees considered the Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust’s advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory contracts for the Funds in the ING mutual funds complex, including the Portfolio, and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Adviser or its affiliates who administer the Trust and other funds in the ING mutual funds complex (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolio’s Advisory and Sub-Advisory Contracts.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including an International Equity and Fixed Income Investment Review Committee. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides information to the Board based on the Methodology Guide

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of Advisory and Sub-Advisory Contracts.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s International Equity and Fixed Income Investment Review Committee reviews benchmarks used to assess the performance of each Fund in the ING Funds complex, including the Portfolio. The International Equity and Fixed Income Investment Review Committee also meets regularly with the Adviser and periodically with IIM B.V. regarding the ING Funds that each of these firms advises or sub-advises. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the advisory and sub-advisory services provided to the Funds in the ING mutual funds complex, including the Portfolio’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and IIM B.V. This included information about the Adviser and IIM B.V. provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) a FACT sheet for the Portfolio that provided information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheet was prepared, including the manner in which the Portfolio’s benchmarks and Selected Peer Group were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of the form of Advisory Contract and Sub-Advisory Contract for the Portfolio; (5) copies of the Forms ADV for the Adviser and IIM B.V.; (6) financial statements for the Adviser and IIM B.V.; (7) drafts of a narrative summary addressing key factors the Board considered in evaluating the renewals of the Advisory Contract and the Sub-Advisory Contract, including a written analysis of how the Portfolio’s performance and fees compare to its Selected Peer Group and designated benchmark; and (8) other information relevant to the Board’s evaluations.

The Portfolio has one class of shares, and this class was compared to the funds in the Portfolio’s Selected Peer Group. The mutual funds chosen for inclusion in the Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex. The Board also noted the resources that the Adviser has committed to the Board and its International Equity and Fixed Income Investment Review Committee to assist the Board and Committee members with their assessment of the investment performance of these Funds, including the Portfolio. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the International Equity and Fixed Income Investment Review Committee to analyze the key factors underlying investment performance for the ING Funds, including the Portfolio.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted the techniques used by the Adviser to monitor the performance of IIM B.V., and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s International Equity and Fixed Income Investment Review Committee, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Portfolio. These changes have included modifications in personnel responsible for managing Trust and corresponding changes to the Portfolio’s investment strategies.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Trust’s shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of other Funds in the ING Funds complex, without a sales charge, or among ING Funds available in a product platform, and the wide variety in the types of ING Funds available to the Portfolio for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Portfolio through re-negotiated arrangements with the Trust’s service providers. Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and IIM B.V. personnel with codes of ethics. The Board evaluated the Adviser’s and IIM B.V.’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and IIM B.V. of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and IIM B.V., and evaluated the ability of the Adviser and IIM B.V. to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and IIM B.V. are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and IIM B.V. were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the FACT sheet furnished in advance of the November meeting of the Independent Trustees. The FACT sheet included the Portfolio’s investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio’s primary benchmark.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board took into consideration that the Portfolio benefits from waivers to or reimbursements of advisory or other fees, and therefore additional economies of scale could effectively be realized through such waivers or reimbursements.

Information about Services to Other Clients

The Board requested and considered, to the extent relevant, information about the nature of services and fee rates offered by the Adviser and IIM B.V. to other clients, including other registered investment companies.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to IIM B.V. for sub-advisory services. In addition, the Board reviewed and took into account existing expense limitations applicable to the fees payable by the Portfolio.

The Board considered the fee structure of the Portfolio as it relates to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and IIM B.V., and their respective affiliates, from their association with the Trust. The Board determined that the fees payable to the Adviser and IIM B.V. are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to IIM B.V. with respect to the Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by IIM B.V. with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and IIM B.V.’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the operations of the Funds in the ING mutual funds complex may not be fully reflected in the expenses allocated to each such Fund (including the Portfolio) in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for the Portfolio. These remedial actions have included a change in the Sub-Adviser managing the Portfolio and a corresponding change in investment strategy for the Portfolio. The Independent Trustees requested these adjustments largely on the basis of: (a) the Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of the Portfolio, as compared to its benchmark; and (c) the Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and IIM B.V. were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing the Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Global Equity Dividend Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented; and (2) the Portfolio is ranked in the fifth quintile (lowest) for all periods presented, except for the five-year period, when it ranked in the fourth quintile.

In analyzing this performance data, the Board also considered that, in April 2005 IIM B.V. assumed responsibility for the Portfolio in order to enhance the Portfolio’s performance. The investment strategy was also changed for the Portfolio in connection with the sub-adviser change.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) IIM B.V. became the new sub-adviser to the Portfolio in April 2005, and it is reasonable to permit IIM B.V. to continue to manage the Portfolio to assess the Portfolio’s performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Manager ING Investments, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258

Administrator ING Funds Services, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258

Transfer Agent DST Systems, Inc. P.O. Box 419368 Kansas City, Missouri 64141

Custodian The Bank of New York 100 Colonial Center Parkway, Suite 300 Lake Mary, Florida 32746

Legal Counsel Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006

Independent Registered Public Accounting Firm KPMG LLP 99 High Street Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

FUNDS	VPAR-UGED	(1205-22406)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $130,000 for year ended December 31, 2005 and $114,712 for year ended December 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $28,359 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,085 in the year ended December 31, 2005 and $16,259 in the year ended December 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

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(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $563,363 for year ended December 31, 2005 and $443,589 for year ended December 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2006

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